                                                                 EXECUTION COPY

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                          SALE AND SERVICING AGREEMENT

                                      among

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

                                     Issuer

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.

                                   Transferor

                           LONG BEACH ACCEPTANCE CORP.

                       Originator, Servicer and Custodian

                                       and

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                   Back-up Servicer and Trust Collateral Agent

                          Dated as of December 1, 2004

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                                TABLE OF CONTENTS

                                       i

     SECTION 8.3.          Merger or Consolidation of, or Assumption of the Obligations of, Servicer or

                                       ii

     SECTION 10.2.         Trust Collateral Agent to Act for the Class A Noteholders, the Class C

     SECTION 13.8.         Limitation of Liability of Owner Trustee, Back-up Servicer and Trust
                             Collateral Agent....................................................................77
     SECTION 13.9.         Independence of the Servicer..........................................................77
     SECTION 13.10.        No Joint Venture......................................................................77

                                      iii

                                     ANNEXES

Annex         A       Defined Terms

                                    EXHIBITS

Exhibit       A-1     Form of Issuer's Certificate
Exhibit       A-2     Form of Issuer's Certificate
Exhibit       B-1     Form of Servicer's Certificate
Exhibit       B-2     Form of Loan Master File Layout
Exhibit       C       Intentionally Omitted
Exhibit       D       Payment Deferment and Due Date Change Policies
Exhibit       E       Documentation Checklist
Exhibit       F       Form of Transfer Agreement

                                    SCHEDULES

Schedule      A       Schedule of Receivables
Schedule      B       Location of Receivable Files; Location of Legal Files
Schedule      C       Delivery Requirements

                                       iv

                  SALE AND SERVICING AGREEMENT ("Agreement"), dated as of
December 1, 2004, among LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C, a
Delaware statutory trust, as issuer (the "Issuer"), LONG BEACH ACCEPTANCE
RECEIVABLES CORP., a Delaware corporation, as transferor (the "Transferor"),
LONG BEACH ACCEPTANCE CORP., a Delaware corporation, as originator of the receivables ("LBAC"), as servicer (in such capacity, the "Servicer") and as custodian (in such capacity, the "Custodian") and JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association, as back-up servicer and trust collateral agent, (the "Back-up Servicer" and the "Trust Collateral Agent",
respectively).

                  WHEREAS the Issuer desires to acquire a portfolio of
receivables arising in connection with motor vehicle retail installment sale contracts acquired by LBAC through motor vehicle dealers;

                  WHEREAS the Transferor has purchased such receivables from
LBAC and Long Beach Acceptance Receivables Corp. Warehouse I (collectively, the
"Sellers") and is willing to convey such receivables to the Issuer;

                  WHEREAS the Issuer desires to acquire, from time to time,
additional receivables arising in connection with motor vehicle retail installment sale contracts to be acquired by LBAC;

                  WHEREAS the Transferor has agreed to purchase, from time to time, such additional receivables from the Sellers and is willing to convey such receivables to the Issuer; and

                  WHEREAS the Servicer is willing to service all such
receivables.

                  NOW, THEREFORE, in consideration of the premises and the
mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.1. Definitions. Whenever used in this Agreement, capitalized terms used and not otherwise defined herein shall have the meanings set forth in Annex A attached hereto.

                  SECTION 1.2. Other Definitional Provisions.

     (a) All terms defined in this Agreement (including Annex A hereto) shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement (including Annex A hereto) or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement (including Annex A

hereto) or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement (including Annex A hereto) or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement (including Annex A hereto) or in any such instrument, certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and
Exhibits in or to this Agreement unless otherwise specified; and the term
"including" shall mean "including without limitation."

     (d) With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented in accordance with the terms thereof and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  SECTION 1.3. Calculations. All calculations of the amount of the Servicing Fee, the Back-up Servicer Fee, Custodian Fee and the Indenture
Trustee Fee shall be made on the basis of a 360-day year consisting of twelve
30-day months. All references to the Principal Balance of a Receivable as of the
last day of a Collection Period shall refer to the close of business on such day.

                  SECTION 1.4. Action by or Consent of Noteholders or the Class
C Certificateholder. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or the Class C Certificateholder,
such provision shall be deemed to refer to Noteholders or the Class C
Certificateholder of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or the
Class C Certificateholder. Solely for the purposes of any action to be taken or consented to by Noteholders or the Class C Certificateholder, any Note
registered in the name of the Transferor, LBAC, the Servicer or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or the Trust Collateral
Agent is

entitled to rely upon any such action or consent, only Notes which the Indenture
Trustee or the Trust Collateral Agent actually knows to be so owned shall be so disregarded.

                  SECTION 1.5. Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Issuer or Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer (or any similar or analogous determination), such determination shall be made by the Controlling Party in its sole discretion.

                                   ARTICLE II
                            CONVEYANCE OF RECEIVABLES

                  SECTION 2.1. Conveyance of Initial Receivables.

                  In consideration of the Issuer's delivery of the Class R
Certificate to or upon the order of the Transferor on the Closing Date and the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to, or upon the order of, the Transferor in accordance with the terms of this Agreement, the Transferor does hereby transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Transferor in, to and under:

                  (i) the Initial Receivables listed in Schedule A hereto, all monies received on the Initial Receivables after the Initial Cutoff Date and, with respect to any Initial Receivables which are Precomputed
      Receivables, the related Payahead Amount, and all Liquidation Proceeds and
      Recoveries received with respect to such Initial Receivables;

                  (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Initial Receivables and any other interest of the Transferor in such Financed Vehicles, including the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

                  (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy, if any, relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums;

                  (iv) property (including the right to receive future
      Liquidation Proceeds) that secures an Initial Receivable and that has been acquired by or on behalf of the Transferor pursuant to the liquidation of such Initial Receivable;

                  (v) the Purchase Agreement including a direct right to cause
      LBAC to purchase Initial Receivables from the Issuer upon the occurrence of a breach of any of the representations and warranties contained in
      Section 3.03(b) of the Purchase Agreement or

      the failure of LBAC to timely comply with its obligations pursuant to
      Section 5.05 of the Purchase Agreement;

                  (vi) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to such Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vii) the Legal Files and the Receivable Files related to each
      Initial Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to the Initial
      Receivables, the related Obligors or the related Financed Vehicles;

                  (viii) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to the Initial Receivables;

                  (ix) any proceeds from recourse against Dealers (other than any Chargeback Obligations), including any Dealer Title Guaranties with respect to the Initial Receivables, with respect to the sale of the
      Initial Receivables; and

                  (x) the proceeds of any and all of the foregoing.

                  SECTION 2.2. Conveyance of Subsequent Receivables.

     (a) Subject to the conditions set forth in Section 2.2(b) hereof and in the related Transfer Agreement, in consideration of the Issuer's delivery to or upon the order of the Transferor of the purchase price for the Subsequent
Receivables, in each case as described below and set forth in the related
Transfer Agreement, the Transferor shall on each Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Transferor in, to and under:

                  (i) the Subsequent Receivables listed in Schedule A to the related Transfer Agreement, all monies received on such Subsequent
      Receivables after the related Subsequent Cutoff Date and, with respect to any such Subsequent Receivables which are Precomputed Receivables, the related Payahead Amount, and all Liquidation Proceeds and Recoveries
      received with respect to such Subsequent Receivables;

                  (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to such Subsequent Receivables and any other interest of the Transferor in such Financed Vehicles, including the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

                  (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy, if any, relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums;

                  (iv) property (including the right to receive future
      Liquidation Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Transferor pursuant to the liquidation of such Subsequent Receivable;

                  (v) each Transfer Agreement and the Purchase Agreement,
      including a direct right to cause LBAC to purchase Subsequent Receivables from the Issuer upon the occurrence of a breach of any of the representations and warranties contained in Section 4 of the related
      Transfer Agreement, or the failure of LBAC to timely comply with its obligations pursuant to Section 5.05 of the Purchase Agreement;

                  (vi) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or the related
      Financed Vehicle or his or her obligations with respect to a related
      Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vii) the Legal Files and the Receivable Files related to each such Subsequent Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to such
      Subsequent Receivables, the related Obligors or the related Financed
      Vehicles;

                  (viii) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to such Subsequent Receivables;

                  (ix) any proceeds from recourse against Dealers (other than any Chargeback Obligations), including any Dealer Title Guaranties with respect to such Subsequent Receivables, with respect to the sale of such
      Subsequent Receivables; and

                  (x) the proceeds of any and all of the foregoing.

                  The purchase price to be paid by the Issuer on each Subsequent
Transfer Date for the Subsequent Receivables so sold shall be set forth in the related Transfer Agreement and shall be paid from monies released from the
Pre-Funding Account pursuant to Section 5.13(b). Such purchase price shall equal the aggregate Principal Balance of such Subsequent Receivables as of the related
Subsequent Cutoff Date.

     (b) The Transferor shall transfer to the Issuer the Subsequent Receivables and the other property and rights related thereto described in Section 2.2(a)
only upon the prior written consent of the Note Insurer acting in its sole and absolute discretion and the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Transferor shall have provided the Indenture Trustee, the Trust Collateral Agent, the Note Insurer, the Class C
      Certificateholder and each Rating Agency with an Addition Notice not later than five Business Days prior to the related Subsequent Transfer Date and shall also have provided the Indenture Trustee, the Trust Collateral Agent and the Note Insurer with an electronic transmission of the information on the related Subsequent Receivables set forth in such Addition Notice in a format acceptable

      to each of the Indenture Trustee, the Trust Collateral Agent and the Note
      Insurer no later than such fifth Business Day prior to the related
      Subsequent Transfer Date;

                  (ii) LBAC and LBARC-WI shall have each delivered to the
      Transferor, a written Subsequent Assignment, which shall include a list of the Subsequent Receivables so transferred attached thereto as Schedule A, and a copy thereof to the Note Insurer;

                  (iii) the Transferor, the Sellers, the Trust and the Trust
      Collateral Agent shall have executed a written Transfer Agreement, which shall include a list of the Subsequent Receivables so transferred attached thereto as Schedule A, and a copy thereof shall have been delivered to the
      Note Insurer;

                  (iv) the Transferor shall have caused the Servicer to deposit in the Collection Account all collections on or in respect of the
      Subsequent Receivables (to the extent conveyed to the Trust as specified in Section 2.2(a)) received prior to the related Subsequent Transfer Date;

                  (v) the Transferor shall have deposited or caused to be
      deposited the related Subsequent Spread Account Deposit into the Spread
      Account pursuant to Section 5.10;

                  (vi) as of each Subsequent Transfer Date, none of the Sellers, the Servicer and the Transferor will be insolvent nor will either of them be made insolvent by the related transfer nor shall any of them be aware of any pending insolvency;

                  (vii) the Funding Period shall not have terminated;

                  (viii) the Transferor shall have delivered to the Indenture
      Trustee, the Trust Collateral Agent, the Note Insurer, the Class C
      Certificateholder and each Rating Agency an Officer's Certificate confirming the satisfaction of each condition precedent specified in this
      Section 2.2(b) and in Section 5 of the related Transfer Agreement and certifying that:

                         (A) such conveyance of Subsequent Receivables by the
                  Transferor to the Trust on the related Subsequent Transfer
                  Date was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any
                  Person to which the Transferor has been, is or will become, on or after the related Subsequent Transfer Date, indebted;

                         (B) the Transferor did not receive less than a
                  reasonably equivalent value in exchange for the conveyance of the Subsequent Receivables by the Transferor to the Issuer on
                  the related Subsequent Transfer Date pursuant to the related
                  Transfer Agreement;

                         (C) the Transferor is not insolvent on the related
                  Subsequent Transfer Date and will not become insolvent as a result of the conveyance of the Subsequent Receivables by the
                  Transferor to the Issuer on the related Subsequent Transfer
                  Date pursuant to the related Transfer Agreement;

                         (D) the Transferor is not engaged in a business or
                  transaction, and is not about to engage in a business or
                  transaction, for which any property remaining with the
                  Transferor after such business or transaction would be an
                  unreasonably small amount of capital; and

                         (E) the Transferor has not incurred, and does not
                  believe that it will incur, debts that would be beyond the
                  Transferor's ability to pay as such debts mature;

                  (ix) each Seller shall have delivered to the Indenture
      Trustee, the Trust Collateral Agent, the Note Insurer, the Class C
      Certificateholder and each Rating Agency an Officer's Certificate confirming the satisfaction of each condition precedent specified in this
      Section 2.2(b) and in Section 5 of the related Transfer Agreement and certifying that:

                         (A) such sale of Subsequent Receivables by such Seller
                  to the Transferor on the related Subsequent Transfer Date was made in good faith for legitimate business purposes and was not made with intent to hinder, delay or defraud any Person to which such Seller has been, is or will become, on or after the related Subsequent Transfer Date, indebted;

                         (B) such Seller did not receive less than a reasonably
                  equivalent value in exchange for the sale of the Subsequent
                  Receivables by such Seller to the Transferor on the related
                  Subsequent Transfer Date pursuant to the Purchase Agreement and the related Subsequent Assignment;

                         (C) such Seller is not insolvent on the related
                  Subsequent Transfer Date and will not become insolvent as a result of the sale of the Subsequent Receivables by such
                  Seller to the Transferor on the related Subsequent Transfer
                  Date pursuant to the Purchase Agreement and the related
                  Subsequent Assignment;

                         (D) such Seller is not engaged in a business or
                  transaction, and is not about to engage in a business or
                  transaction, for which any property remaining with such Seller after such business or transaction would be an unreasonably small amount of capital; and

                         (E) such Seller has not incurred, and does not believe
                  that it will incur, debts that would be beyond such Seller's ability to pay as such debts mature;

                  (x) the Transferor shall have delivered to each Rating Agency, the Note Insurer, the Indenture Trustee and the Trust Collateral Agent
      Opinions of Counsel with respect to the transfer of the Subsequent
      Receivables substantially in the form of the Opinions of Counsel delivered to each Rating Agency, the Note Insurer, the Indenture Trustee and the
      Trust Collateral Agent on the Closing Date regarding true sale, non-consolidation, perfection, and other such matters satisfactory in form and substance to each of the Note Insurer, the Indenture Trustee and the
      Trust Collateral Agent in its sole discretion;

                  (xi) the Transferor shall have taken all action required to maintain the first priority perfected security interest (as defined in the
      UCC) of the Issuer in the Trust Assets;

                  (xii) no selection procedures believed by the Transferor or either Seller to be adverse to the interests of the Noteholders or the
      Note Insurer shall have been utilized in selecting the Subsequent
      Receivables;

                  (xiii) the conveyance of the Subsequent Receivables shall not result in a qualification, modification or withdrawal of the then-current ratings of the Notes; provided that written confirmation of such ratings shall not be required from the Rating Agencies;

                  (xiv) the Transferor shall have provided the Indenture Trustee and the Trust Collateral Agent with a supplement to the Schedule of
      Receivables setting forth the Subsequent Receivables to be transferred on such Subsequent Transfer Date;

                  (xv) the Transferor shall have caused a firm of independent accountants to deliver to the Indenture Trustee, the Trust Collateral
      Agent and the Note Insurer written confirmation that the Receivables, including the related Subsequent Receivables, meet the following criteria, as of the related Subsequent Cut-off Date:

                         (1) the weighted average remaining term of the
                  Receivables will be no more than 65 months and the weighted average original term for the Receivables will be no more than
                  68 months;

                         (2) each Receivable will have a minimum APR of 3.99%;

                         (3) each Receivable will have an original term of no
                  more than 72 months;

                         (4) no more than 38% or 13% of the Receivables will be
                  originated in California or Florida, respectively;

                         (5) the weighted average APR for the Receivables will
                  be greater than or equal to 10.50%;

                         (6) not less than 14.10% of the aggregate Principal
                  Balance of the Receivables will be Premium Receivables, not less than 26.00% of the aggregate Principal Balance of the
                  Receivables will be Elite Receivables, not less than 23.00% of the aggregate Principal Balance of the Receivables will be
                  Superior Receivables, not less than 20.00% of the aggregate
                  Principal Balance of the Receivables will be Preferred
                  Receivables and not more than 14.00% of the aggregate
                  Principal Balance of the Receivables will be Classic
                  Receivables; and

                         (7) not more than 0.25% of the aggregate Principal
                  Balance of the Receivables will represent loans purchased from
                  G.M.W., Inc. d/b/a/ Auto-torium.

                         (8) not more than 60% of the aggregate Principal
                  Balance of the Receivables will represent loans to finance the purchase of used Financed Vehicles;

                  (xvi) the Transferor shall satisfy the document delivery
      requirements for such Subsequent Receivables as specified in Section 3.3;

                  (xvii) the representations and warranties made by the
      Transferor and the Servicer in Sections 7.1 and 8.1, respectively, shall be true and correct on and as of such Subsequent Transfer Date and the representations and warranties made by the Originator with respect to each such Subsequent Receivable being transferred to the Trust on such
      Subsequent Transfer Date in Section 4 of the related Transfer Agreement and Section 3.03(b) of the Purchase Agreement shall be true and correct as of such Subsequent Transfer Date;

                  (xviii) on or before such Subsequent Transfer Date, the
      Transferor shall have provided any information reasonably requested by the
      Rating Agencies, the Note Insurer, the Indenture Trustee or the Trust
      Collateral Agent with respect to any Subsequent Receivables;

                  (xix) the Custodian shall confirm that it is in possession of a Legal File for each Subsequent Receivable identified in the supplement to the Schedule of Receivables attached as Schedule A to the related
      Transfer Agreement; and

                  (xx) the Servicer shall deliver the loan master file and
      history information and the information required to be set forth in the form attached hereto as Exhibit B-2 as specified in Section 4.18.

                  SECTION 2.3. Transfer Intended as Sale; Precautionary Security
Interest. Each conveyance to the Issuer of the property set forth in Section 2.1 and Section 2.2 above is intended as a sale (for certain non-tax purposes) free and clear of all Liens, and it is intended that the property of the Issuer shall not be part of the Transferor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy law. In the event, however, that notwithstanding the intent of LBAC, the Transferor and the Issuer, any transfer under this Agreement and/or under any Transfer
Agreement is held not to be a sale, this Agreement and/or under any Transfer
Agreement shall constitute a security agreement under the UCC (as defined in the
UCC as in effect in the State of New York) and applicable law, and the
Transferor hereby grants a security interest to the Issuer in, to and under the property described in Section 2.1 and Section 2.2 above and all proceeds thereof, for the benefit of the Noteholders and the Note Insurer as their interests may appear herein, for the purpose of securing the payment and performance of the Notes and the Certificates and the repayment of amounts owed to the Issuer from the Transferor. The Transferor hereby authorizes the Issuer or its agents to file such financing statements and continuation statements as the Issuer may deem advisable in connection with the security interest granted by the Transferor pursuant to the preceding sentence.

                  SECTION 2.4. Assignment by Transferor. The Transferor does hereby transfer, assign and otherwise convey unto the Issuer, for the benefit of the Noteholders, the Certificateholders and the Note Insurer, its right to any recourse to LBAC resulting from the occurrence of a breach of any of their respective representations and warranties contained in Section 3.03 of the
Purchase Agreement and Section 4 of each Transfer Agreement or from the failure of LBAC to comply with its obligations pursuant to Section 5.05 of the Purchase
Agreement. The provisions of this Section 2.4 are intended to grant the Issuer a direct right against LBAC to demand performance under the terms of the Purchase
Agreement.

                  SECTION 2.5. Further Encumbrance of Trust Assets.

     (a) Immediately upon the conveyance to the Issuer by the Transferor of any item of the Trust Assets pursuant to Section 2.1 or Section 2.2, all right, title and interest of the Transferor in and to such item of Trust Assets shall terminate, and all such right, title and interest shall vest in the Issuer, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Statutory
Trust Act (as defined in the Trust Agreement).

     (b) Immediately upon the vesting of the Trust Assets in the Issuer, the
Issuer shall have the sole right to pledge or otherwise encumber, such Trust
Assets. Pursuant to the Indenture, the Issuer shall grant a security interest in the Trust Assets to the Indenture Trustee to secure its obligations under the
Notes and the Class C Certificate and the payment of all amounts due and owing to the Note Insurer. The Class R Certificate shall represent the beneficial ownership interest in the Trust Assets, and the Noteholders and the Class C
Certificateholder shall be entitled to receive payments with respect thereto as set forth herein and pursuant to the Indenture.

     (c) Following the payment in full of the Notes and all amounts due and owing to the Note Insurer and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of each Certificate, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by each Certificateholder to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Indenture Trustee under Article
III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholders.

     (d) The Trust Collateral Agent shall, at such time as there are no Notes or
Certificates outstanding, the Policy has expired in accordance with its terms and all sums due to (i) the Note Insurer hereunder or pursuant to the Insurance
Agreement, (ii) the Indenture Trustee pursuant to the Indenture, (iii) the Trust
Collateral Agent pursuant to this Agreement and (iv) the Class C
Certificateholder pursuant to the Trust Agreement, have been paid, release any remaining portion of the Trust Assets to the Transferor.

                                   ARTICLE III
                                 THE RECEIVABLES

                  SECTION 3.1. Representations and Warranties of Transferor. The
Transferor hereby makes each of the representations and warranties made by LBAC in Section 3.03(b) of the Purchase Agreement and Section 4 of each Transfer
Agreement with respect to the

                                       10

Receivables to the same extent as if such representations and warranties were fully set forth herein. With respect to such representations and warranties, the
Issuer shall be deemed to have relied on such representations and warranties in acquiring the Receivables, the Note Insurer is deemed to have relied on such representations and warranties in issuing the Policy, the Indenture Trustee is deemed to have relied on such representations and warranties in issuing the
Notes, the Noteholders are deemed to have relied on such representations and warranties in purchasing the Notes, the Class C Certificateholder is deemed to have relied on such representations and warranties in purchasing the Class C
Certificate and the Owner Trustee is deemed to have relied on such representations and warranties in entering into the Trust Agreement. Such representations and warranties speak as of the execution and delivery of this
Agreement and as of the Closing Date in the case of the Initial Receivables, and as of the related Subsequent Transfer Date in the case of the Subsequent
Receivables, but shall survive the transfer and assignment of the Receivables to the Issuer and the subsequent pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  SECTION 3.2. Repurchase upon Breach of Representations and
Warranties of the Transferor.

     (a) The Transferor, the Servicer, the Note Insurer, the Custodian, the
Trust Collateral Agent or the Issuer, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon the discovery of any breach of the Transferor's representations and warranties made pursuant to
Section 3.1. As of the last day of the second Collection Period following the discovery by the Transferor or receipt by the Transferor of notice of such breach, unless such breach is cured by such date, the Transferor shall have an obligation to repurchase any Receivable in which the interests of the
Noteholders, the Class C Certificateholder or the Note Insurer are materially and adversely affected by any such breach as of such date. In consideration of and simultaneously with the repurchase of the Receivable, the Transferor shall remit, or cause LBAC to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.5 and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedies of the Issuer, the Trust Collateral
Agent, the Indenture Trustee, the Class C Certificateholder or the Noteholders
with respect to a breach of representations and warranties pursuant to Section
3.1 shall be (i) the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein, or (ii) to enforce the obligation of LBAC to the Transferor to repurchase such Receivables or to indemnify for any such breach pursuant to the Purchase Agreement. Neither the Owner Trustee, the
Custodian, the Trust Collateral Agent nor the Indenture Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

     (b) Pursuant to Section 2.1 and Section 2.2, the Transferor conveys to the
Issuer all of the Transferor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Transferor's rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase and indemnity obligations of LBAC thereunder. The Transferor hereby represents and warrants to the Issuer that such assignment is valid, enforceable and effective to permit the Issuer to enforce such obligations of LBAC and the Transferor under the Purchase Agreement.

                                       11

                  SECTION 3.3. Custody of Legal Files and Receivable Files.In
connection with the sale, transfer and assignment of the Receivables and the other Transferred Assets to the Trust pursuant to Section 2.1 and Section 2.2 of this Agreement and simultaneously with the execution and delivery of this
Agreement, the Custodian shall enter into the Custodial Agreement with the
Indenture Trustee, the Note Insurer and the Issuer, dated as of December 1,
2004, pursuant to which the Custodian shall agree to act as custodian for the
Indenture Trustee, on behalf of the Noteholders, the Class C Certificateholder and the Note Insurer, of the following documents or instruments in its possession on or before the Closing Date (with respect to each Initial
Receivable) or the third Business Day immediately preceding the related
Subsequent Transfer Date (with respect to each Subsequent Receivable), as applicable:

                  (i) a copy of the fully executed original of the Receivable with a copy of the fully executed assignment from the related Dealer to the Originator (together with copies of any agreements modifying the
      Receivable, including, without limitation, any extension agreements);

                  (ii) a copy of the original credit application fully executed by the Obligor;

                  (iii) a copy of the Lien Certificate or Title Package, as
      applicable;

                  (iv) all other documents listed on the Documentation Checklist in effect on the Initial Cutoff Date or the related Subsequent Cutoff
      Date, as applicable, relating to such Receivable; and

                  (v) any and all other documents that the Servicer or the
      Originator shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle;

                  provided, however that the Receivable Files shall contain a copy of those documents the original of which constitutes a part of the Legal
File.

                  SECTION 3.4. Legal File Deficiencies. The Custodian shall hold the Legal Files subject to the terms and conditions of the Custodial Agreement.
If the Custodian finds during its review of the Legal Files required by the
Custodial Agreement or at any time thereafter that a Legal File for a Receivable has not been received or that any of the documents referred to in the definition of the term "Legal File" are not contained in a Legal File or, if applicable, the related Dealer is not listed on the Dealer Title Addendum, the Custodian shall promptly inform the Trust Collateral Agent, LBAC, the Transferor, the
Back-up Servicer and the Note Insurer promptly, in writing, of the failure to receive a Legal File with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Legal File or the failure of the related Dealer to be so listed) (it being understood that the Custodian's obligation to review the contents of any Legal File and the Dealer Title
Addendum shall be limited as set forth in the Custodial Agreement). Unless any such defect with respect to such Receivable shall have been cured by the last day of the second Collection Period following discovery thereof by the
Custodian, LBAC shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, LBAC shall remit the Purchase
Amount, in the manner specified in Section 5.5. The sole remedy of the Indenture
Trustee, the Trust Collateral Agent, the Issuer

                                       12

or the Noteholders with respect to a breach pursuant to this Section 3.4 shall be to require LBAC to purchase the Receivables pursuant to this Section 3.4.
Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trust Collateral Agent shall cause the Custodian to release to LBAC or its designee the related Legal File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by LBAC and delivered to the Trust Collateral Agent and are necessary to vest in LBAC or such designee the Issuer's right, title and interest in the Receivable. On the date which is 90 days following the Closing Date (with respect to the Initial
Receivables) or the related Subsequent Transfer Date (with respect to the
Subsequent Receivables), as applicable, or, if such date is not a Business Day, on the next succeeding Business Day, the Custodian shall inform LBAC and the other parties to this Agreement and the Note Insurer of any Receivable for which the related Legal File on such date does not include a Lien Certificate, and
LBAC shall repurchase any such Receivable as of the last day of the Collection
Period in which the date, which is 150 days following the Closing Date (with respect to the Initial Receivables) or the related Subsequent Transfer Date
(with respect to the Subsequent Receivables), as applicable, occurs, if the related Legal File does not include a Lien Certificate as of the close of business on such 150th day. In consideration of the purchase of such Receivable,
LBAC shall remit the Purchase Amount in the manner specified in Section 5.5. The
Transferor shall have no obligation to repurchase any Receivable upon a breach pursuant to this Section 3.4. The Transferor shall have no liability for any action taken or omitted to be taken by LBAC pursuant to this Section 3.4.

                  SECTION 3.5. Access to Receivable Files; Servicer's Duties
with Respect to Receivable Files.

     (a) The Servicer shall, upon reasonable notice, permit the Originator, the
Trust Collateral Agent, the Transferor, the Issuer and the Note Insurer access to the Receivable Files at all reasonable times, upon reasonable notice and during the Servicer's normal business hours. In addition, the Servicer shall provide such access to any Noteholder or the Class C Certificateholder upon reasonable notice at all reasonable times during the Servicer's normal business hours in cases where the Noteholders or the Class C Certificateholder shall be required by applicable statutes or regulations to review such documentation;
provided, however, that the Servicer shall be entitled to rely upon an Opinion of Counsel as to such fact. In each case, such access shall be afforded without charge but only upon reasonable request. Each Noteholder shall be deemed to have agreed by its acceptance of a Note to hold in confidence all Confidential
Information in accordance with the Federal Financial Privacy Law and, to the extent more exacting, its then customary procedures; provided that nothing herein shall prevent any Noteholder from delivering copies of any financial statements and other documents whether or not constituting Confidential
Information, and disclosing other information, whether or not Confidential
Information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds Notes, (iii) any prospective institutional investor transferee in connection with the contemplated transfer of a Note or any part thereof or participation therein who is subject to confidentiality arrangements at least substantially similar hereto, (iv) any governmental authority, (v) the National Association of
Insurance Commissioners or any similar organization, (vi) any nationally recognized rating agency in connection with the rating of the Notes by such agency or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process,

                                       13

(c) in connection with any litigation to which such Noteholder is a party, (d)
in order to enforce such Person's investment in any Note or (e) otherwise, in accordance with the Federal Financial Privacy Law; provided, that, prior to any such disclosure, such Noteholder shall inform each such party that receives
Confidential Information of the foregoing requirements and shall use its commercially reasonable best efforts to cause such party to comply with such requirements.

     (b) Upon instruction from the Trust Collateral Agent, the Servicer shall release any Receivable Files to the Trust Collateral Agent, the Trust Collateral
Agent's agent or the Trust Collateral Agent's designee, as the case may be, at such place or places as the Trust Collateral Agent may designate, as soon as practicable; provided, however, that such Receivable Files may be, at the discretion of the Servicer, in the form of electronic files or reproduced copies of such electronic files. The Servicer shall not be responsible for the safekeeping of such Receivable Files following such release to the Trust
Collateral Agent unless and until such Receivable Files are returned to the
Servicer.

                  SECTION 3.6. Issuer's Certificate.

Within five Business Days after each Payment Date on which Receivables shall be assigned to LBAC or the Servicer, as applicable, pursuant to this Agreement, based on amounts deposited to the Collection Account, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by LBAC pursuant to Section 3.4 or purchased by the Servicer pursuant to Section 4.7, the Issuer shall execute an Issuer's Certificate (in the form of Exhibit A-1 or
A-2, as applicable), and shall deliver such Issuer's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period, to LBAC or the
Servicer, as the case may be, with a copy to the Note Insurer and the Class C
Certificateholder. The Issuer's Certificate submitted with respect to such
Payment Date shall operate, as of such Payment Date, as an assignment, without recourse, representation or warranty, to LBAC or the Servicer, as the case may be, of all the Issuer's right, title, and interest in and to such repurchased
Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

                                   ARTICLE IV
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

                  SECTION 4.1. Duties of the Servicer. The Servicer, as agent for the Issuer (to the extent provided herein), and in such capacity, shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trust Collateral Agent, the Indenture Trustee, the
Back-up Servicer

                                       14

and the Note Insurer with respect to payments and complying with the terms of the Lock-Box Agreement. The Servicer shall also administer and enforce all rights and responsibilities of the holders of the Receivables provided for in the Dealer Agreements to the extent that such Dealer Agreements relate to the
Receivables, the Financed Vehicles or the Obligors. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trust Collateral
Agent to execute and deliver, on behalf of itself, the Issuer, the Noteholders, the Class C Certificateholder or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the
Financed Vehicles securing such Receivables and/or the certificates of title or other evidence of ownership with respect to such Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not release an
Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except
(i) pursuant to an order from a court of competent jurisdiction, (ii) in accordance with its customary procedures or (iii) in accordance with Section
4.2. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trust Collateral Agent shall, at the Servicer's expense and written direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the
Noteholders or the Class C Certificateholder. The Servicer shall prepare and furnish and the Trust Collateral Agent shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  SECTION 4.2. Collection and Allocation of Receivable Payments.
Consistent with the standards, policies and procedures required by this
Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; provided, however, that the Servicer shall notify each Obligor prior to the Closing Date, in the case of the Initial Receivables, and prior to the related Subsequent Transfer Date, in the case of the Subsequent Receivables, to make all payments with respect to the Receivables to the Lock-Box and shall make reasonable efforts to cause Obligors to make all such payments to such
Lock-Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Lock-Box. The
Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. The Servicer, for so long as LBAC is the Servicer, may grant extensions, rebates or adjustments on a Receivable in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself which shall not modify the original due date of the Scheduled Receivable Payments on any
Receivable other than (a) in accordance with the Payment Deferment and Due Date
Change Policies, (b) in connection with a Deficient Liquidated Receivable, (c)
with the prior written consent of the Note Insurer, with respect to any other
Liquidated Receivable or (d) as otherwise required by applicable law.
Notwithstanding

                                       15

anything contained herein to the contrary, the Servicer may, at its option, repurchase up to 25 Receivables and shall remit the Purchase Amount, in the manner specified in Section 5.5 hereof and any such repurchased Receivable (an
"Optional Repurchase Receivable") shall not be deemed to be a Defaulted
Receivable or a Liquidated Receivable. The Servicer shall not modify the Payment
Deferment and Due Date Change Policies without the prior written consent of the
Note Insurer. The Servicer shall notify Moody's of any modification to the
Payment Deferment and Due Date Change Policies. If the Servicer is not LBAC, the
Servicer may not make any extension on a Receivable without the prior written consent of the Note Insurer. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable if it would forgo collection of such amount in accordance with its customary procedures. Notwithstanding anything to the contrary contained herein, the Servicer (i) shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Receivable
Payment on any Receivable, except (a) as otherwise required by applicable law,
(b) with respect to a Deficient Liquidated Receivable and (c) with the prior written consent of the Note Insurer, with respect to any other Liquidated
Receivable, and (ii) shall not agree to any modification that would result in a material adverse effect on a Receivable (other than a Deficient Liquidated
Receivable and, with the prior written consent of the Note Insurer, any other
Liquidated Receivable) or the interest therein of the Issuer, the Noteholders, the Class C Certificateholder or the Note Insurer other than a modification in accordance with the Payment Deferment and Due Date Change Policies.

                  On each Business Day, the Servicer shall prepare and transmit to the Trust Collateral Agent and the Back-up Servicer in a form acceptable to the Trust Collateral Agent and the Back-up Servicer, a record setting forth the aggregate amount of collections on the Receivables processed by the Servicer on the second preceding Business Day.

                  SECTION 4.3. Realization upon Receivables.

     (a) On behalf of the Issuer, the Noteholders, the Class C Certificateholder
and the Note Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the
Servicer shall have determined eventual payment in full is unlikely. The
Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has not paid at least 95% of a Scheduled Receivable Payment thereon for 120 consecutive days or more; provided, however, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance.
The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 4.1, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses. All Liquidation Proceeds and

                                       16

Recoveries received shall be remitted directly by the Servicer to the Collection
Account, without deposit into any intervening account as soon as practicable, but in no event later than the second Business Day after receipt thereof.

     (b) The Servicer agrees that within 45 days from the Closing Date or the related Subsequent Transfer Date, as applicable, it shall make such filings and effect such notices as are necessary under Section 9-324(b) and 9-324 (c) of the
New York UCC (or comparable section of the UCC of any applicable state) to preserve the Trust's interest (or security interest, as the case may be) in any repossessed Financed Vehicles delivered for sale to Dealers.

     (c) Consistent with the standards, policies and procedures required by this
Agreement, the Servicer may use its best efforts to locate a third party purchaser that is not affiliated with the Servicer, the Transferor or the Issuer to purchase from the Issuer any Receivable that has become more than 60 days delinquent, and shall have the right to direct the Issuer to sell any such
Receivable to the third-party purchaser; provided, that the Note Insurer shall have the right of first refusal to purchase such Receivables; provided further, that no more than 20% of the initial number of Initial Receivables and the
Subsequent Receivables in the pool may be sold by the Issuer pursuant to this
Section 4.3(c) in the aggregate; provided further, that the Servicer may elect not to direct the Issuer to sell a Receivable that has become more than 60 days delinquent if in its good faith judgment the Servicer determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In selecting Receivables to be sold to a third party purchaser pursuant to this Section 4.3(c), the Servicer shall use commercially reasonable efforts to locate purchasers for the most delinquent Receivables first. In any event, the Servicer shall not use any procedure in selecting
Receivables to be sold to third party purchasers which is materially adverse to the interest of the Noteholders, the Class C Certificateholder or the Note
Insurer. The Issuer shall sell each Sold Receivable for the greatest market price possible; provided, however, that aggregate Sale Amounts received by the
Issuer for all Receivables sold to a single third-party purchaser on a single date must be at least equal to the sum of the Minimum Sale Prices for all such
Receivables. The Servicer shall remit or cause the third-party purchaser to remit all sale proceeds from the sale of Receivables directly to the Collection
Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

     (d) The Servicer agrees that at any time after 45 days from the Closing
Date there will be (a) no more than 25 repossessed Financed Vehicles in the aggregate delivered for sale to any Dealer and (b) no more than 50 repossessed
Financed Vehicles in the aggregate delivered for the sale to all Dealers with respect to which the actions referred to in paragraph (b) above have not been effected. The Servicer agrees that prior to delivering additional Financed
Vehicles for sale to any such Dealer, it shall make such filings and effect such notices as are necessary under Section 9-324(b) and 9-324 (c) of the New York
UCC (or comparable section of the applicable UCC) to preserve the Trust's ownership interest (or security interest, as the case may be) in any such repossessed Financed Vehicle.

                  SECTION 4.4. Physical Damage Insurance; Other Insurance.

     (a) The Servicer shall continue to maintain the VSI Policy or another collateral protection insurance policy providing physical damage insurance coverage to at least the same

                                       17

extent as the VSI Policy with respect to all Financed Vehicles, unless the
Servicer shall have received the prior written consent of the Note Insurer allowing the Servicer to no longer maintain any of such policies. The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the
Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each
Receivable requires the Obligor to maintain such physical loss and damage insurance naming LBAC and its successors and assigns as an additional insured,
(ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming LBAC as policyholder (creditor) and (iii) as to each
Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

     (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in
Section 4.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trust Collateral Agent, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection
Account pursuant to Section 5.2. In the event of the cancellation or non-renewal of the insurance referred to in Section 4.4(a)(i) above with respect to any
Financed Vehicle, the Servicer will endeavor, in accordance with its customary servicing standards and procedures, to cause the related Obligor to obtain a replacement insurance policy. In no event shall the Servicer be required to force place insurance on a Financed Vehicle.

                  SECTION 4.5. Maintenance of Security Interests in Financed
Vehicles.

     (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created in the name of LBAC by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables. The Trust
Collateral Agent hereby authorizes the Servicer to take such steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Issuer in the event of the relocation of a Financed Vehicle or for any other reason.

     (b) Upon the occurrence of an Insurance Agreement Event of Default, the
Note Insurer may (so long as a Note Insurer Default shall not have occurred and be continuing) instruct in writing the Trust Collateral Agent and the Servicer to take or cause to be taken, or, if a Note Insurer Default shall have occurred and be continuing, upon the occurrence of a Servicer Termination Event, either the Trust Collateral Agent or the Trust Collateral Agent acting at the written direction of the Majorityholders shall direct the Servicer to take and the
Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Note Insurer (or, if a Note Insurer Default shall have occurred and be continuing, the Trust Collateral Agent), which

                                       18

opinion shall not be an expense of the Note Insurer or the Trust Collateral
Agent (as applicable), be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Receivables in the name of the
Trust Collateral Agent on behalf of the Issuer by amending the title documents of such Financed Vehicles to reflect the security interest of the Trust
Collateral Agent in the related Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Note Insurer or the Trust
Collateral Agent (as applicable), which opinion shall not be an expense of the
Note Insurer or the Trust Collateral Agent, be necessary or prudent. The
Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Note Insurer may
(unless a Note Insurer Default shall have occurred and be continuing) instruct in writing the Trust Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Note Insurer, be necessary to perfect or reperfect the security interest in the Financed Vehicles securing the Receivables in the name of the Trust Collateral Agent on behalf of the Issuer, including by amending the title documents of such Financed Vehicles to reflect the security interest of the Trust Collateral Agent in the related
Financed Vehicle or by such other reasonable means as may, in the opinion of counsel to the Note Insurer, be necessary or prudent; provided, however, that if the Note Insurer requests that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trust Collateral Agent in connection with such action shall be reimbursed to the Servicer or the Trust Collateral Agent, as applicable, by the Note Insurer.

                  In addition to the foregoing, in the event any of the Servicer
Termination Events described in Section 9.1(iii) or (iv) shall have occurred, or in the event LBAC shall have been removed or replaced as Servicer pursuant to
Section 8.3, Section 8.5, or otherwise pursuant to Section 9.1, then LBAC and/or the Servicer shall immediately cause each Lien Certificate for a Financed
Vehicle to be marked to reflect the security interest of the Trust Collateral
Agent in the Financed Vehicle at the expense of LBAC.

                  The Servicer hereby makes, constitutes and appoints the Trust
Collateral Agent acting through its duly appointed officers or any of them, its true and lawful attorney, for it and in its name and on its behalf, for the sole and exclusive purpose of authorizing said attorney to execute and deliver as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to show the Trust Collateral Agent as lienholder or secured party on the related Lien
Certificates relating to a Financed Vehicle.

                  SECTION 4.6. Additional Covenants of Servicer. The Servicer
hereby makes the following covenants to the other parties hereto and the Note
Insurer on which the Trust Collateral Agent shall rely in accepting the
Receivables in trust and on which the Note Insurer shall rely in issuing the
Policy: (i) the Servicer shall not release the Financed Vehicle securing any
Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of such Financed Vehicle, (ii) the Servicer shall not impair the rights of the Noteholders or the Class C Certificateholder, the Issuer or the Note Insurer in such Receivables, (iii) the Servicer shall not modify a Receivable, except in accordance with Section 4.2, (iv) the Servicer shall service the Receivables as required by the terms of this Agreement and in material compliance

                                       19

with its current servicing procedures for servicing of all its other comparable motor vehicle receivables and (v) the Servicer shall not modify any Receivable in accordance with the Payment Deferment and Due Date Change Policies if, as a
result of such modification, there would be negative amortization of such
Receivable.

                  SECTION 4.7. Purchase of Receivables Upon Breach. The
Servicer, the Transferor, the Issuer or the Trust Collateral Agent shall inform the other parties hereto and the Note Insurer promptly, in writing, upon the discovery by the Servicer, the Transferor, the Issuer or a Responsible Officer
of the Trust Collateral Agent or the Custodian, as the case may be, of any breach of the provisions of Section 4.2 relating to modifications of the
Receivables, or any breach of Sections 4.4, 4.5 or 4.6; provided, however, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. Unless the breach shall have been cured by the last day of the second
Collection Period following such discovery by or notice to the Servicer of such breach, the Servicer shall purchase any Receivable with respect to which such breach has a material adverse effect on such Receivable or the interest therein of the Issuer, the Noteholders or the Note Insurer. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.5. The sole remedy of the Trust Collateral Agent, the Issuer, the Note Insurer, the Class C Certificateholder or the Noteholders
with respect to a breach of the provisions of Section 4.2 relating to modifications of the Receivables or any breach of Sections 4.4, 4.5 or 4.6 shall be to require the Servicer to repurchase Receivables pursuant to this Section
4.7; provided, however, that the Servicer shall indemnify the Trust Collateral
Agent, the Indenture Trustee, the Collateral Agent, the Back-up Servicer, the
Custodian, the Transferor, the Note Insurer, the Issuer, the Class C
Certificateholder and the Noteholders and each of their respective officers, employees, directors, agents and representatives against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. The Transferor shall have no obligation to repurchase the Receivables upon a breach of the provisions of Section 4.2 relating to modifications of the
Receivables, or any breach of Sections 4.4, 4.5 or 4.6. The Transferor shall have no liability for actions taken or omitted to be taken by the Servicer pursuant to this Section 4.7.

                  SECTION 4.8. Servicing Fee. The Servicing Fee for the initial
Payment Date shall equal the product of (a) one-twelfth of the Servicing Fee
Rate and (b) the Original Pool Balance. Thereafter, the Servicing Fee for a
Payment Date shall equal the product of (i) one-twelfth of the Servicing Fee
Rate and (ii) the Pool Balance as of the last day of the second preceding
Collection Period. The Servicing Fee shall in addition include all late fees, deferment fees, prepayment charges including, in the case of a Precomputed
Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the amounts received upon prepayment in full of such Precomputed Receivable and the then outstanding
Principal Balance of such Precomputed Receivable and accrued interest thereon
(calculated pursuant to the Simple Interest Method) and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables.

                                       20

                  SECTION 4.9. Servicer's Certificate.

     (a) By 10:00 a.m., New York City time, on each Determination Date, the
Servicer shall deliver to the Issuer, the Trust Collateral Agent, the Indenture
Trustee, the Back-up Servicer, the Collateral Agent, the Transferor, the Note
Insurer, GCFP and the Rating Agencies, a Servicer's Certificate containing all information necessary to make the payments pursuant to Section 5.6 (including,
(i) if required, the amount of withdrawals from the Spread Account and the
Supplemental Enhancement Account and (ii) the remaining Pre-Funded Amount, if any), for the Collection Period preceding the date of such Servicer's
Certificate and all information necessary for the Trust Collateral Agent to send statements to Noteholders, the Class C Certificateholder and the Note Insurer
pursuant to Section 5.7. Receivables to be purchased by the Servicer or to be purchased by LBAC shall be identified by the Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

     (b) In addition to the information required by Section 4.9(a), the Servicer shall include in the copy of the Servicer's Certificate delivered to the Note
Insurer (i) the Average Delinquency Ratio, the Cumulative Default Rate, and the
Cumulative Loss Rate (as such terms are defined in the Spread Account
Agreement), (ii) whether any Trigger Event (as such term is defined in the
Spread Account Agreement) has occurred as of such Determination Date, (iii)
whether any Trigger Event that may have occurred as of a prior Determination
Date is Deemed Cured (as defined in the Spread Account Agreement) as of such
Determination Date, (iv) whether to the knowledge of the Servicer an Insurance
Agreement Event of Default has occurred, (v) the number and percentage of
Receivables modified in accordance with the Loss Mitigation Program and the
General Payment Deferment Policy as set forth on Exhibit D hereto and (vi) the
Average Delinquency Ratio, the Cumulative Default Rate, and the Cumulative Loss
Rate (as such terms are defined in the Spread Account Agreement), with respect to such modified Receivables. The Servicer shall in addition give notice of the occurrence of any Trigger Event or any Insurance Agreement Event of Default to
each Rating Agency.

                  SECTION 4.10. Annual Statement as to Compliance; Notice of
Default.

     (a) The Servicer shall deliver to the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the
Transferor and the Note Insurer, on or before March 31 of each year beginning
March 31, 2005, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the
Servicer during such preceding calendar year and of its performance under this
Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trust
Collateral Agent shall send a copy of such certificate to the Rating Agencies.

     (b) The Servicer shall deliver to the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the
Transferor, the Note Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days after having obtained such knowledge, written notice in an Officer's

                                       21

Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 9.1.

                  SECTION 4.11. Annual Independent Certified Public Accountant's
Report. The Servicer shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer or to the Transferor, to deliver to the Issuer, the Trust Collateral Agent, the
Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Noteholders,
the Note Insurer and each Rating Agency on or before April 30 of each year beginning April 30, 2005, a report dated as of December 31 of the preceding calendar year and reviewing the Servicer's activities during such preceding calendar year, addressed to the Board of Directors of the Servicer, and to the
Trust Collateral Agent, the Back-up Servicer, the Collateral Agent, the Issuer,
the Transferor and the Note Insurer, to the effect that such firm has audited the financial statements of the Servicer and issued its report therefor and that such audit (a) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation
Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this
Agreement; (c) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile, van, sport utility vehicle and light duty truck installment sales contracts; and (d) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, van, sport utility vehicle and light duty truck loans serviced for others that, in the firm's opinion, the Program requires such firm to report.
The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer's
Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer's Certificates were found; and (3) the delinquency and loss information relating to the Receivables contained in the Servicer's Certificates were found to be accurate.

                  The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the
American Institute of Certified Public Accountants.

                  SECTION 4.12. Servicer Expenses. The Servicer shall be
required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred by the Servicer in connection with payments and reports to Noteholders and the
Class C Certificateholder, the Trust Collateral Agent and the Note Insurer and
all other fees and expenses of the Issuer including taxes levied or assessed against the Issuer, and claims against the Issuer in respect of indemnification not expressly stated under this agreement to be for the account of the Issuer).

                  SECTION 4.13. Retention and Termination of Servicer. The
Servicer hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 2005 which term shall be extendible by the Note Insurer for successive quarterly terms ending on each successive June 30, September 30, December 31 and March 31 (or,
pursuant to revocable written standing instructions from time to time to the
Servicer and the Trust Collateral Agent, for any specified number of terms greater than one),

                                       22

until the termination of the Issuer. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a
"Servicer Extension Notice") shall be delivered by the Note Insurer to the Trust
Collateral Agent and the Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the
Servicer shall become bound, for the initial term beginning on the date hereof and for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. Until such time as a Note Insurer Default shall have occurred and be continuing, the Trust Collateral Agent agrees that if as of the fifteenth day prior to the last day of any term of the Servicer, the Trust Collateral
Agent shall not have received any Servicer Extension Notice from the Note
Insurer, the Trust Collateral Agent will, within five days thereafter, give written notice of such non-receipt to the Note Insurer, the Back-up Servicer (or any alternate successor servicer appointed by the Note Insurer pursuant to
Section 8.5) and the Servicer and the Servicer's terms shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term. Following a Note Insurer Default, this Section 4.13 shall no longer apply and the Servicer shall be deemed to be retained for the term of this Agreement, unless otherwise removed pursuant to Article 9.

                  SECTION 4.14. Access to Certain Documentation and Information
Regarding Receivables. The Servicer shall provide to representatives of the
Indenture Trustee, the Trust Collateral Agent, the Collateral Agent, the Back-up
Servicer, the Transferor, the Issuer and the Note Insurer reasonable access to documentation and computer systems and information regarding the Receivables and shall provide such access to Noteholders or the Class C Certificateholder, as the case may be, in such cases where the Noteholders and the Class C
Certificateholder are required by applicable law or regulation to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this
Section 4.14 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 4.14 as a result of such obligation shall not constitute a breach of this Section
4.14.

                  SECTION 4.15. Verification of Servicer's Certificate.

     (a) On or before the fifth Business Day of each month, the Servicer will deliver to the Trust Collateral Agent and the Back-up Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Trust
Collateral Agent and the Back-up Servicer containing such information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period as is necessary for preparation of the Servicer's
Certificate. The Back-up Servicer shall use such computer diskette (or other electronic transmission) to verify the information specified in Section
4.15(b)(iii) contained in the Servicer's Certificate delivered by the Servicer, and the Back-up Servicer shall certify to the Note Insurer that it has verified the Servicer's Certificate in accordance with this Section 4.15 and shall notify the Servicer, the Note Insurer and the Trust Collateral Agent of any
discrepancies, in each case, on or before the related Deficiency Claim Date. In the event that the Back-up Servicer reports any discrepancies, the Servicer and the Back-up Servicer shall attempt to reconcile such discrepancies prior to the related Deficiency Claim Date, but in the absence of a reconciliation, the
Servicer's Certificate shall control for the purpose of calculations and

                                       23

payments with respect to the related Payment Date. In the event that the Back-up
Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Payment Date, (i) the Back-up Servicer will notify the Note Insurer and the Trust Collateral Agent, and (ii) the
Servicer shall cause a firm of independent certified public accountants, at the
Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. In addition, the Servicer shall, if so requested by the Note Insurer (unless a Note Insurer Default shall have occurred and be continuing) deliver to the Back-up Servicer (i) within five (5) Business
Days of demand therefor a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables and (ii) within fifteen (15)
Business Days of demand therefor a copy of such other information as is reasonably requested by the Note Insurer for the purpose of reconciling such discrepancies. Other than the duties specifically set forth in this Agreement, the Back-up Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the
Servicer. The Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Back-up Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the
Back-up Servicer.

     (b) The Back-up Servicer shall review each Servicer's Certificate delivered pursuant to Section 4.15(a) and shall, based upon the information provided from the Servicer under Section 4.15(a):

                  (i) confirm that such Servicer's Certificate is complete on its face;

                  (ii) load the computer diskette (which shall be in a format acceptable to the Back-up Servicer) received from the Servicer pursuant to
      Section 4.15(a) hereof, confirm that such computer diskette is in a readable form and calculate the Principal Balance of each Receivable as of the preceding Payment Date (as set forth in such Servicer's Certificate)
      and the current principal payment for such Receivable (as set forth in such Servicer's Certificate) and compare such calculation to that set forth in the Servicer's Certificate (and give notice of any discrepancy to the Note Insurer); and

                  (iii) recalculate the Available Funds, the Principal Payment
      Amount, the Pre-Funding Amount, the Class A-1 Interest Payment Amount, the
      Class A-2 Interest Payment Amount, the Class A-3 Interest Payment Amount,
      the Class A-4 Interest Payment Amount, the Class C Interest Payment
      Amount, the Class C Principal Deficiency Amount, the Class C Interest
      Carryover Shortfall, if any, the Class C Supplemental Interest Payment
      Amount, if any, the Back-up Servicer Fee, the Servicing Fee, the Indenture
      Trustee Fee, the Custodian Fee, the amount on deposit in the Spread
      Account, the amount on deposit in the Supplemental Enhancement Account and the Premium in the Servicer's Certificate based solely on the balances and calculations specifically set forth in the Servicer's Certificate, compare such calculations to those set forth in the Servicer's Certificate. To the extent of any discrepancy, the Back-up Servicer shall give notice thereof to the Note Insurer. The Back-up Servicer's obligation shall be

                                       24

      limited to the mathematical recalculation of the amounts set forth in this
      Section 4.15(b)(iii) based on the Servicer's Certificate.

                  SECTION 4.16. Fidelity Bond. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

                  SECTION 4.17. Delegation of Duties. The Servicer may at any
time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Controlling Party; provided, however, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. In the event the Servicer shall for any reason no longer be the servicer of the Receivables (including by reason of a Servicer Termination Event), the Back-up Servicer, its designee or any successor Servicer shall assume all of the rights and obligations of the predecessor Servicer under one or more subservicing agreements that may have been entered into by the predecessor Servicer by giving notice of such assumption to the related subservicer or subservicers within ten (10) Business
Days of the termination of the Servicer as servicer of the Receivables;
provided, however, that the Back-up Servicer may elect to terminate a subservicing agreement with the prior written consent of the Note Insurer, so long as no Note Insurer Default is then continuing. If the Back-up Servicer does not elect to assume any subservicing agreement, any and all costs of termination shall be at the predecessor Servicer's expense. Upon the giving of such notice, the Back-up Servicer, its designee or the successor Servicer shall be deemed to have assumed all of the predecessor Servicer's interest therein and to have replaced the predecessor Servicer as a party to the subservicing agreement to the same extent as if the subservicing agreement had been assigned to the assuming party except that the predecessor Servicer and the subservicer, if any, shall not thereby be relieved of any liability or obligations accrued up to the date of the replacement of the Servicer under the subservicing agreement and the subservicer, if any, shall not be relieved of any liability or obligation to the predecessor Servicer that survives the assignment or termination of the subservicing agreement. The Back-up Servicer shall notify each Rating Agency and the Note Insurer if any subservicing agreement is assumed by the Back-up
Servicer, its designee or the successor Servicer. The predecessor Servicer shall, upon request of the Trust Collateral Agent, the Back-up Servicer or any
successor Servicer, but at the expense of the predecessor Servicer, deliver to the assuming party all documents and records relating to the subservicing agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its reasonable efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

                  SECTION 4.18. Delivery of Back-up Tapes of Back-up Servicer.

     (a) In addition to the information to be delivered by the Servicer to the
Back-up Servicer on or before the fifth Business Day of each month pursuant to
Section 4.15(a), the Servicer shall deliver to the Back-up Servicer, or its designated agent, a computer diskette (or other electronic transmission), in a format acceptable to the Back-up Servicer or its designated agent, as the case may be, with the loan master file and history information in the form attached hereto as Exhibit B-2 on or prior to the Closing Date in the case of the Initial
Receivables, and on or prior to the related Subsequent Transfer Date in the case of Subsequent Receivables, which

                                       25

loan master file and history information shall be sufficiently detailed to enable the Back-up Servicer to maintain records sufficient to assume the role of successor Servicer pursuant to this Agreement.

     (b) In addition to the information required to be delivered by the Servicer to the Back-up Servicer or its designated agent on or before the fifth Business
Day of each month pursuant to Section 4.15(a) and on or prior to the Closing
Date and each Subsequent Transfer Date pursuant to Section 4.18(a), the Servicer shall deliver the loan master file and history information to the Back-up
Servicer or its designated agent on the Determination Date occurring in January
2005 (with respect to the period from and including the Initial Cutoff Date to the last day of the related Collection Period) and on the Determination Date occurring every six months thereafter in the form attached hereto as Exhibit B-2 in writing and on a computer diskette (or other electronic transmission) in a format acceptable to the Back-up Servicer or its designated agent, as the case may be, and as at such other times as may be requested by the Note Insurer or the Back-up Servicer upon prior written notice to the Servicer, provided that the Back-up Servicer shall deliver a copy of any such notice by the Back-up
Servicer to the Note Insurer simultaneously with its delivery of such notice to the Servicer.

                  SECTION 4.19. Confidential Information.(a) The Back-up
Servicer, each subservicer and any successor Servicer shall hold in confidence all Confidential Information in accordance with the Federal Financial Privacy
Law and, to the extent more exacting, its then customary procedures, and each represents and warrants that it has in place, and will continue to maintain, sufficient systems and procedures to do so; provided that nothing herein shall prevent the Back-up Servicer, any subservicer or any successor Servicer from delivering copies of any financial statements and other documents whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants to the extent necessary to carry on the
Back-up Servicer's, such subservicer's or such successor Servicer's business, as applicable, in the ordinary course, (ii) any Noteholder, Certificateholder or the Note Insurer to the extent that such Noteholder, Certificateholder or the
Note Insurer is entitled to such information under this Agreement or any other
Basic Document, but not otherwise, (iii) any governmental authority which specifically requests (or as to which applicable regulations require) such information, (iv) any nationally recognized rating agency in connection with the rating of the Notes by such agency, or (v) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which the
Back-up Servicer, such subservicer or such successor Servicer, as applicable, is a party, (d) in order to enforce the rights of the Noteholders, each
Certificateholder and the Note Insurer hereunder or under any other Basic
Document, or (e) otherwise, in accordance with the Federal Financial Privacy
Law; provided, that, prior to any such disclosure, the Back-up Servicer, such subservicer or such successor Servicer, as applicable, shall inform each such party (other than any Noteholder, Certificateholder, the Note Insurer or any
other party to the Basic Documents) that receives Confidential Information of the foregoing requirements and shall use its commercially reasonable best efforts to cause such party to comply with such requirements.

                                       26

                                    ARTICLE V
                               ACCOUNTS; PAYMENTS;
                            STATEMENTS TO NOTEHOLDERS

                  SECTION 5.1. Accounts; Lock-Box Account.

     (a) The Servicer has established the Lock-Box Account as two Eligible
Accounts, one established with Bank of America National Trust and Savings
Association entitled "Long Beach Acceptance Corp., JPMorgan Chase, Agent
Account--Auto Loan Programs," account number 1457202900, and one established with JPMorgan Chase entitled "Long Beach Acceptance Corp., JPMorgan Chase, Agent
Account -- Auto Loan Programs," account number 530097095; provided, that the
Servicer, with the prior written consent of the Note Insurer, may from time to time (a) establish additional or substitute Lock-Box Accounts, each of which shall be an Eligible Account, and (b) close or terminate the use of any of the aforementioned accounts or any subsequently established accounts, each of which accounts, at such time, shall no longer be deemed to be a Lock-Box Account;
provided, further, that pursuant to the Lock-Box Agreement, the Lock-Box
Processor and no other person, save the Trust Collateral Agent or the Servicer, has authority to direct disposition of funds related to the Receivables on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement. The Trust Collateral Agent shall have no liability or responsibility with respect to the Lock-Box Processor's or the Servicer's directions or activities as set forth in the preceding sentence. The Lock-Box
Account shall be established pursuant to and maintained in accordance with the
Lock-Box Agreement and shall be a demand deposit account into which Obligors will be directed to make payments due under Receivables and which shall at all times be an Eligible Account, initially established and maintained with JPMorgan
Chase or, at the request of the Note Insurer, an Eligible Account satisfying clause (i) of the definition thereof. The Servicer has established and shall maintain the Lock-Box at a United States Post Office Branch. Notwithstanding the
Lock-Box Agreement or any of the provisions of this Agreement relating to the
Lock-Box and the Lock-Box Agreement, the Servicer shall remain obligated and liable to the Trust Collateral Agent, the Noteholders and the Class C
Certificateholder for servicing and administering the Receivables and the other
Trust Assets in accordance with provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

                  In the event the Servicer shall for any reason no longer be acting as such, the Lock-Box Agreement shall terminate in accordance with its terms with respect to the Receivables or, upon the occurrence and continuance of a Servicer Termination Event, the Note Insurer may direct the Indenture Trustee in writing to terminate the Lock-Box Agreement with respect to the Receivables, and, in any such case, funds on deposit in the Lock-Box Account shall be distributed by JPMorgan Chase, as agent for the beneficial owners of funds in the Lock-Box Account at such time (including the Issuer), and JPMorgan Chase shall deposit any such funds relating to the Receivables to such other account as shall be identified by the Back-up Servicer or successor Servicer for deposit therein; provided, however, that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lock-Box Bank under such Lock-Box Agreement. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing
Servicer, deliver to the successor Servicer all documents and records relating to the Lock-Box Agreement and an accounting of amounts collected and held in the
Lock-Box Account or held by the Lock-Box

                                       27

Processor in respect of the Receivables and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the Lock-Box Account fails at any time to qualify as an Eligible Account, the Servicer, at its expense, shall cause the
Lock-Box Bank to deliver, at the direction of the Controlling Party to the Trust
Collateral Agent or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) on deposit in the Lock Box Account or held by the Lock-Box Processor in respect of the Receivables (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lock-box arrangements, and the Servicer shall promptly notify the Obligors to make payments to any new Lock-Box.

     (b) In addition to the Lock-Box Account, the Trust Collateral Agent shall establish, with itself, (i) the Collection Account and the Note Account, the
Pre-Funding Account in the name of the Issuer for the benefit of the
Noteholders, the Class C Certificateholder and the Note Insurer, (ii) the Policy
Payments Account in the name of the Issuer for the benefit of the Noteholders and (iii) the Supplemental Enhancement Account in the name of the Issuer for the benefit of the Noteholders and the Class C Certificateholder. The Collection
Account, the Note Account, the Pre-Funding Account, the Policy Payments Account
and the Supplemental Enhancement Account, shall be Eligible Accounts initially established with the Trust Collateral Agent; provided, however, if any of such accounts shall cease to be an Eligible Account, the Servicer, with the consent of the Note Insurer (so long as no Note Insurer Default has occurred and is continuing), within five (5) Business Days shall, cause such accounts to be moved to an institution so that such account meets the definition of Eligible
Account. The Servicer shall promptly notify the Rating Agencies and the
Transferor of any change in the location of any of the aforementioned accounts.

                  All amounts held in the Collection Account, the Supplemental
Enhancement Account and the Pre-Funding Account shall be invested by the Trust
Collateral Agent at the written direction of the Transferor in Eligible
Investments in the name of the Trust Collateral Agent on behalf of the Issuer and shall mature no later than one Business Day immediately preceding the
Payment Date next succeeding the date of such investment, or if such investment direction is given, such funds shall be retained uninvested. In no event shall the Trust Collateral Agent be liable for any insufficiency in the Collection
Account and the Supplemental Enhancement Account resulting from any investment loss in any Eligible Account. Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity. Amounts in the Note Account and the Policy Payments Account shall not be invested. The amount of earnings on investments of funds in the Collection
Account during the Collection Period related to each Payment Date shall be deposited into the Note Account on each Payment Date, and shall be available for payment pursuant to Section 5.6(c). The amount of earnings on investments of funds in the Supplemental Enhancement Account during the Collection Period related to each Payment Date shall be paid to the Class C Certificateholder as the Supplemental Enhancement Account Investment Earnings Amount on each Payment
Date, pursuant to Section 5.6(c)(vii) hereof. The amount of earnings on investments of funds in the Pre-Funding Account during the Collection Period related to each Payment Date shall be deposited into the Note Account on each
Payment Date and such amount shall be available for distribution pursuant to
Section 5.6(c). For purposes of this paragraph, the

                                       28

Trust Collateral Agent will take delivery of the Eligible Investments in accordance with Schedule C.

                  SECTION 5.2. Collections. The Servicer shall use reasonable efforts to cause the Lock-Box Processor to transfer any payments in respect of the Receivables from or on behalf of Obligors received in the Lock-Box to the
Lock-Box Account on the Business Day on which such payments are received, pursuant to the Lock-Box Agreement. Within two Business Days of receipt of such funds into the Lock-Box Account, the Servicer shall cause the Lock-Box Bank to transfer available funds related to the Receivables from the Lock-Box Account to the Collection Account, and if such funds are not available funds, as soon thereafter as they clear (i.e., become available for withdrawal from the
Lock-Box Account). In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables
(other than Purchased Receivables), and all Liquidation Proceeds no later than the second Business Day following receipt into the Lock-Box Account or the
Collection Account.

                  SECTION 5.3. Application of Collections. All collections for each Collection Period shall be applied by the Servicer as follows:

                  With respect to each Receivable (other than a Purchased
Receivable), payments actually received from or on behalf of the Obligor shall be applied hereunder, first, to interest and principal in accordance with the
Simple Interest Method to the extent necessary to bring such Receivable current, second, in connection with the redemption of a defaulted Receivable, to reimburse the Servicer for reasonable and customary out-of-pocket expenses incurred by the Servicer in connection with such Receivable, third, to late fees and fourth, to principal in accordance with the Simple Interest Method.
Notwithstanding anything herein to the contrary, no amount applied as interest accrued on any Precomputed Receivable for any single Collection Period will exceed 30 days' interest accrued thereon assuming a 360-day year of twelve
30-day months.

                  SECTION 5.4. Intentionally Omitted.

                  SECTION 5.5. Additional Deposits. The following additional deposits shall be made in immediately available funds on the dates indicated:
(i) on the Business Day immediately preceding each Determination Date, the
Servicer or LBAC, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased
Receivables, (ii) on the Business Day immediately preceding each Determination
Date, the Trust Collateral Agent shall deposit in the Collection Account all amounts to be paid under Section 11.1, (iii) on the Determination Date immediately succeeding the date on which the Funding Period ends (or, if the
Funding Period ends on or after the Determination Date immediately preceding the
Final Funding Period Payment Date, on the date on which the Funding Period ends), the Trust Collateral Agent shall transfer the remaining Pre-Funded Amount on deposit in the Pre-Funding Account to the Note Account pursuant to Section
5.13(c) and (iv) on or before each Draw Date, the Trust Collateral Agent shall, pursuant to the Servicer's written instructions, transfer to the Collection
Account any amounts to be withdrawn from the Supplemental Enhancement Account in accordance with Section 5.12.

                                       29

                  SECTION 5.6. Payments; Policy Claims.

     (a) The Trust Collateral Agent (based solely on the information set forth in the Servicer's Certificate for the related Payment Date upon which the Trust
Collateral Agent may conclusively rely) shall transfer,

                  (i) on each Payment Date, from the Collection Account to the
      Note Account, in immediately available funds, an amount equal to the sum of (a) all funds that were deposited in the Collection Account, plus (b)
      earnings on investments of funds in the Collection Account pursuant to
      Section 5.1(b), for the related Collection Period;

                  (ii) on each Payment Date during the Funding Period and on the
      Final Funding Period Payment Date, from the Pre-Funding Account to the
      Note Account, in immediately available funds, earnings on investments of funds in the Pre-Funding Account for the related Collection Period;

     (b) Prior to each Payment Date, the Servicer shall on the related
Determination Date calculate the Available Funds, the Principal Payment Amount, the Class A-1 Payment Amount, the Class A-1 Interest Payment Amount, the Class
A-2 Payment Amount, the Class A-2 Interest Payment Amount, the Class A-3 Payment
Amount, the Class A-3 Interest Payment Amount, the Class A-4 Payment Amount, the
Class A-4 Interest Payment Amount, the Class C Interest Payment Amount, the
Class C Principal Deficiency Amount, the Supplemental Enhancement Account
Investment Earnings Amount, the Class C Interest Carryover Shortfall, if any,
the Class C Supplemental Interest Payment Amount, if any, the Monthly Dealer
Participation Fee Payment Amount, and, based on the Available Funds and the other amounts available for payment on such Payment Date, determine the amount payable to the Noteholders, the Class C Certificateholder and the Class R
Certificateholder.

     (c) On each Payment Date, the Trust Collateral Agent shall (x) distribute all amounts delivered by the Note Insurer to the Trust Collateral Agent for
deposit into the Collection Account pursuant to Section 5.9 for payment in the amounts and priority as directed by the Note Insurer, and (y) (based on the information contained in the Servicer's Certificate delivered on the related
Determination Date pursuant to Section 4.9 upon which the Trust Collateral Agent may conclusively rely) subject to subsection (e) hereof, make the following distributions from the Available Funds withdrawn from the Note Account and from the other sources described below in the following order of priority:

                  (i) first, to LBAC, the Monthly Dealer Participation Fee
      Payment Amount and all unpaid Monthly Dealer Participation Fee Payment
      Amounts from prior Collection Periods and second, to the Servicer, from the Available Funds (as such Available Funds have been reduced by payments made pursuant to subclause first of this clause (i)), the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, if the
      Available Funds are insufficient to pay such Servicing Fees from prior
      Collection Periods, the Servicer will receive such deficiency from the
      Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread
      Account, to the extent received by the Trust Collateral Agent from the
      Collateral Agent, and second, from amounts on deposit in the

                                       30

      Supplemental Enhancement Account, to the extent withdrawn by the Trust
      Collateral Agent and deposited into the Collection Account;

                  (ii) to the Indenture Trustee, the Custodian and the Back-up
      Servicer from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clause (i) above), the Indenture
      Trustee Fee, the Custodian Fee and the Back-up Servicer Fee, respectively, and all unpaid Indenture Trustee Fees, Custodian Fees and Back-up Servicer
      Fees from prior Collection Periods and, if the Available Funds are insufficient to pay such amounts, the Indenture Trustee, the Custodian and the Back-up Servicer will receive such deficiency from the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral
      Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust
      Collateral Agent and deposited into the Collection Account, after application thereof pursuant to clause (i) above;

                  (iii) to the Class A-1 Noteholders, the Class A-2 Noteholders,
      the Class A-3 Noteholders and the Class A-4 Noteholders, pro rata based on the interest due on each such class of Notes, from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) and (ii) above), an amount equal to the Class A-1 Note
      Interest, the Class A-2 Note Interest, the Class A-3 Note Interest and the
      Class A-4 Note Interest (calculated (i) with respect to the Class A-1
      Notes on each Payment Date, on the basis of the actual number of days elapsed during such Accrual Period based on a 360 day year, or with respect to the first Payment Date, 40 days and (ii) with respect to the
      Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on each
      Payment Date, on the basis of a 360-day year consisting of twelve 30-day months or, with respect to the first Payment Date, 39 days), respectively, with respect to such Payment Date (plus (without duplication) interest on any outstanding Class A-1 Interest Carryover Shortfall, Class A-2 Interest
      Carryover Shortfall, Class A-3 Interest Carryover Shortfall or Class A-4
      Interest Carryover Shortfall, if any, to the extent permitted by applicable law, at the Class A-1 Note Rate, the Class A-2 Note Rate, the
      Class A-3 Note Rate or the Class A-4 Note Rate, as applicable, for the related Accrual Period (calculated (i) with respect to the Class A-1 Notes on each Payment Date, on the basis of the actual number of days elapsed during such Accrual Period based on a 360 day year (or, with respect to the first Payment Date, 40 days) and (ii) with respect to the Class A-2
      Notes, the Class A-3 Notes and the Class A-4 Notes on each Payment Date, on the basis of a 360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 39 days)) and, if the Available
      Funds are insufficient to pay such amounts, the Class A Noteholders will receive such deficiency from the following sources in the following order of priority: (A) from the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement
      Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account, after application thereof pursuant to

                                       31

      clauses (i) and (ii) above and (B) from the Policy Claim Amount with respect to such Payment Date, if any, received by the Trust Collateral
      Agent from the Note Insurer;

                  (iv) from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (iii) above)
      and, if such Payment Date is the Final Funding Period Payment Date, from the Mandatory Special Redemption, if any, first, to the Class A-1
      Noteholders, until the Class A-1 Note Balance has been reduced to zero, an amount equal to the Principal Payment Amount with respect to such Payment
      Date, second, to the Class A-2 Noteholders, after the Class A-1 Note
      Balance has been reduced to zero, an amount equal to the remaining
      Principal Payment Amount with respect to such Payment Date, if any, third, to the Class A-3 Noteholders, after the Class A-2 Note Balance has been reduced to zero, an amount equal to the remaining Principal Payment Amount with respect to such Payment Date, if any, and fourth, to the Class A-4
      Noteholders, after the Class A-3 Note Balance has been reduced to zero, an amount equal to the remaining Principal Payment Amount with respect to such Payment Date, if any, and, if the Available Funds are insufficient to pay such amounts, the Class A Noteholders will receive such deficiency from the following sources in the following order of priority: (A) from the remaining portion of the Deficiency Claim Amount with respect to such
      Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the
      Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection
      Account after application thereof pursuant to clauses (i) through (iii)
      above, plus, (B) the remaining portion of the Policy Claim Amount with respect to such Payment Date, if any, after application thereof pursuant to clause (iii) above;

                  (v) to the Note Insurer, from the Available Funds (as such
      Available Funds have been reduced by payments made pursuant to clauses (i)
      through (iv) above), an amount equal to the Reimbursement Obligations
      (other than any accrued and unpaid Premium) and, if the Available Funds are insufficient to pay such Reimbursement Obligations, the Note Insurer shall receive such deficiency from the remaining portion of the Deficiency
      Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account to the extent received by the Trust Collateral Agent from the Collateral
      Agent, and second, from amounts on deposit in the Supplemental Enhancement
      Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account, after application thereof pursuant to clauses (i) through (iv) above;

                  (vi) to the Note Insurer, from the Available Funds (as such
      Available Funds have been reduced by payments made pursuant to clauses (i)
      through (v) above), any accrued and unpaid Premium and, if the Available
      Funds are insufficient the Note Insurer shall receive such deficiency from the remaining portion of the Deficiency Claim Amount with respect to such
      Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account to the extent received by the
      Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral

                                       32

      Agent and deposited into the Collection Account, after application thereof pursuant to clauses (i) through (v) above;

                  (vii) to the Class C Certificateholder, (a) from the Available
      Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (vi) above), an amount equal to the Class C
      Interest Payment Amount and (b) from the Supplemental Enhancement Account, the Supplemental Enhancement Account Investment Earnings Amount;

                  (viii) to the Collateral Agent, for deposit in the
      Supplemental Enhancement Account, from the Available Funds (as such
      Available Funds have been reduced by payments made pursuant to clauses (i)
      through (vii) above) reimbursement for any previous unreimbursed withdrawals from such account (other than (x) Supplemental Enhancement
      Account Investment Earnings Amounts distributed to the Class C
      Certificateholder pursuant to clause (vii) above on such Payment Date or prior Payment Dates and (y) Supplemental Enhancement Account Release
      Amounts distributed to the Class C Certificateholder pursuant to clause
      (xi) below on prior Payment Dates);

                  (ix) first, to the Trust Collateral Agent, the Indenture
      Trustee, the Back-up Servicer and the Custodian, as applicable, from the
      Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (viii) above) all reasonable out-of-pocket expenses of the Trust Collateral Agent, the Indenture
      Trustee, the Back-up Servicer and the Custodian (including, but not limited to, reasonable counsel fees and expenses), including, without limitation, costs and expenses required to be paid by the Servicer to the
      Back-up Servicer under Section 9.2(a), to the extent not paid by the
      Servicer, and all unpaid reasonable out-of-pocket expenses of the Trust
      Collateral Agent, the Indenture Trustee, the Back-up Servicer and the
      Custodian (including, but not limited to, reasonable counsel fees and expenses) from prior Collection Periods; provided, however, that unless an
      Event of Default shall have occurred and be continuing, expenses payable to the Trust Collateral Agent, the Indenture Trustee, the Back-up Servicer
      and the Custodian pursuant to this subclause first of clause (ix) shall be limited to a combined aggregate amount of $50,000 per annum, and second to the Back-up Servicer, from the Available Funds (as such Available Funds have been reduced by payments made pursuant to clauses (i) through (viii)
      above and subclause first of this clause (ix)), in the event that the
      Back-up Servicer shall have assumed the obligations of Servicer pursuant to Section 9.2(a) and the Servicer fails to pay the Back-up Servicer for system conversion expenses as required by said section, an aggregate amount not to exceed $100,000 in payment of such system conversion expenses;

                  (x) to the Collateral Agent, for deposit in the Spread
      Account, the remaining Available Funds (as such Available Funds have been reduced by payments pursuant to clauses (i) through (ix) above), if any;
      and

                  (xi) to the Class C Certificateholder, from the Supplemental
      Enhancement Account Release Amount, until the Class C Certificate Balance is reduced to zero and (without duplication) any Class C Principal
      Deficiency Amount has been paid in full.

                                       33

     (d) In addition, on each Payment Date, after giving effect to the payments specified in clauses (i) through (x) of Section 5.6(c), the Trust Collateral
Agent (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.9 upon which the Trust Collateral Agent may conclusively rely) shall make the following payments, from the Spread Account Release Amount, if any, in the following order of priority:

                  (i) first, to the Class A-1 Noteholders, until the Class A-1
      Note Balance has been reduced to zero, and second, to the Class A-2
      Noteholders, after the Class A-1 Note Balance has been reduced to zero, in reduction of the Class A-1 Note Balance and the Class A-2 Note Balance, as
      applicable, until the Overcollateralization Amount is equal to the
      Required Overcollateralization Target;

                  (ii) to the Class C Certificateholder, from the remaining
      Spread Account Release Amount (as such Spread Account Release Amount has been reduced by payments pursuant to clause (i) above), the Class C
      Interest Carryover Shortfall and any Class C Supplemental Interest;

                  (iii) if the Total Enhancement Amount exceeds the Required
      Total Enhancement Amount after the distributions pursuant to Sections
      5.6(c)(i) through (xi) have been made first, to the Class C
      Certificateholder, from any remaining amounts, any amounts due and unpaid on the Class C Certificate, and second, to the Class R Certificateholder.

     (e) Each Noteholder, by its acceptance of its Note, will be deemed to have consented to the provisions of Sections 5.6(c) and 5.6(d) relating to the priority of payments, and will be further deemed to have acknowledged that no property rights in any amount or the proceeds of any such amount shall vest in such Noteholder until such amounts have been distributed to such Noteholder pursuant to such provisions; provided, that the foregoing shall not restrict the right of any Noteholder, upon compliance with the provisions hereof from seeking to compel the performance of the provisions hereof by the parties hereto. Each
Noteholder, by its acceptance of its Note, will be deemed to have further agreed that withdrawals of funds by the Collateral Agent from the Spread Account for application hereunder, shall be made in accordance with the provisions of the
Spread Account Agreement.

                  In furtherance of and not in limitation of the foregoing, each
Certificateholder by acceptance of its Certificate, specifically acknowledges that no amounts shall be received by it, nor shall it have any right to receive any amounts, unless and until such amounts have been distributed pursuant to
Sections 5.6(c), 5.6(d) and 5.12 (in the case of the Class C Certificateholder)
above for payment to such Certificateholder. Each Certificateholder, by its acceptance of its Certificate, further specifically acknowledges that it has no right to or interest in any moneys at any time held in the Supplemental
Enhancement Account or the Spread Account prior to the release of such moneys as aforesaid, such moneys being held in trust for the benefit of the Class A
Noteholders and the Note Insurer as their interests may appear (other than any
Supplemental Enhancement Account Investment Earnings Amounts, which are being held in trust for the exclusive benefit of the Class C Certificateholder) prior to such release.

                                       34

     (f) Notwithstanding the foregoing, in the event that it is ever determined that any property held in the Spread Account constitutes a pledge of collateral, then the provisions of this Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Transferor and the Class R
Certificateholder hereby grant to the Collateral Agent and to the Trust
Collateral Agent, respectively, a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03(b) of the Spread
Account Agreement. In addition, the Class R Certificateholder, by acceptance of its Class R Certificate, hereby appoints the Transferor as its agent to pledge a first priority perfected security interest in the Spread Account, and any property held therein from time to time to the Collateral Agent for the benefit of the Trust Collateral Agent and the Note Insurer pursuant to the Spread
Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Note Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral
(as such terms are defined in the Spread Account Agreement).

     (g) Subject to Section 11.1 respecting the final payment upon retirement of each Note, the Servicer shall on each Payment Date instruct the Trust Collateral
Agent in writing to distribute to each Noteholder of record on the preceding
Record Date either (i) by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Noteholder is the Clearing Agency or such Holder's Notes in the aggregate evidence an original Note Balance of at least $1,000,000, and if such Noteholder shall have provided to the Trust Collateral Agent appropriate instructions prior to the Record Date for such Payment Date, or (ii) by check mailed to such Noteholder at the address of such Holder appearing in the Note
Register, such Holder's pro rata share (based on the outstanding Note Balance)
of (i) the Principal Payment Amount plus (ii) the Class A-1 Interest Payment
Amount, the Class A-2 Interest Payment Amount, the Class A-3 Interest Payment
Amount and the Class A-4 Interest Payment Amount, as applicable, to be paid to such Class of Notes in accordance with the Servicer's Certificate.

                  SECTION 5.7. Statements to Noteholders and the Class C
Certificateholder; Tax Returns.

     (a) With each payment from the Note Account to the Noteholders and Class C
Certificateholders made on a Payment Date, the Servicer shall provide to the
Note Insurer, the Transferor, the Indenture Trustee, each Rating Agency and the
Trust Collateral Agent (the Trust Collateral Agent to make available to each
Noteholder and Class C Certificateholder of record on its website at
www.jpmorgan.com\sfr or through such other means as the Trust Collateral Agent believes will make the distribution more convenient and/or accessible and the
Trust Collateral Agent shall provide timely and adequate notification to all
Noteholders and Class C Certificateholders regarding any such changes) the
Servicer's Certificate substantially in the form of Exhibit B-1 hereto, setting forth, at least the following information as to the Notes and the Class C
Certificates, to the extent applicable:

                  (i) the amount of the payment allocable to principal of the
      Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class
      A-4 Notes, respectively, and in the aggregate with respect to all classes of Notes;

                                       35

                  (ii) the amount of the payment, if any, allocable from the
      Supplemental Enhancement Account to principal of the Class C Certificate, including any Class C Principal Deficiency Amounts;

                  (iii) the amount of the payment allocable to interest on the
      Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class
      A-4 Notes, respectively, and in the aggregate with respect to each class of Notes;

                  (iv) the amount of the payment allocable to interest and any
      Supplemental Enhancement Account Investment Earnings Amounts on the Class
      C Certificates;

                  (v) the number of Receivables, the weighted average APR of the
      Receivables, the weighted average maturity of the Receivables, the Pool
      Balance, the Class A-1 Pool Factor, the Class A-2 Pool Factor, the Class
      A-3 Pool Factor and the Class A-4 Pool Factor, as of the close of business on the last day of the preceding Collection Period;

                  (vi) the Class A-1 Note Balance, the Class A-2 Note Balance,
      the Class A-3 Note Balance, the Class A-4 Note Balance, the Note Balance,
      the Class C Certificate Balance and the outstanding Class C Principal
      Deficiency Amount, if any, as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) or clause (ii) above;

                  (vii) the amount of the Monthly Dealer Participation Fee
      Payment Amount paid to LBAC, the amount of the Servicing Fee paid to the
      Servicer and the amount of the Back-up Servicer Fee paid to the Back-up
      Servicer with respect to the related Collection Period, the amount of any unpaid Servicing Fees and any unpaid Back-up Servicer Fees and the change in such amounts from the prior Payment Date;

                  (viii) the amount of the Class A-1 Interest Carryover
      Shortfall, if applicable, the Class A-2 Interest Carryover Shortfall, if applicable, the Class A-3 Interest Carryover Shortfall, if applicable, the
      Class A-4 Interest Carryover Shortfall, if applicable, the Class C
      Interest Carryover Shortfall, if applicable, and the Class C Supplemental
      Interest Payment Amount, if applicable, on such Payment Date and the change in such amounts from the prior Payment Date;

                  (ix) the amount paid, if any, to the Class A Noteholders under the Policy for such Payment Date;

                  (x) the amount paid to the Note Insurer on such Payment Date in respect of Premium and Reimbursement Obligations;

                  (xi) the amount in the Spread Account;

                  (xii) the amount in the Supplemental Enhancement Account;

                  (xiii) the number of Receivables and the aggregate outstanding principal amount scheduled to be paid thereon, for which the related
      Obligors are delinquent in making Scheduled Receivable Payments between 30 and 59 days, 60 and 89 days, 90 and 119

                                       36

      days and 120 days or more (in each case calculated on the basis of a
      360-day year consisting of twelve 30-day months), and the percentage of the aggregate principal amount which such delinquencies represent;

                  (xiv) the number and the aggregate Purchase Amount of
      Receivables repurchased by the Originator or purchased by the Servicer during the related Collection Period;

                  (xv) the cumulative number and amount of Liquidated
      Receivables (including the cumulative number and amount of Sold
      Receivables), the cumulative amount of any Liquidation Proceeds and
      Recoveries, since the Initial Cutoff Date to the last day of the related
      Collection Period, the number and amount of Liquidated Receivables for the related Collection Period and the amount of Recoveries in the related
      Collection Period;

                  (xvi) the Average Delinquency Ratio, the Cumulative Default
      Rate and the Cumulative Loss Rate (as such terms are defined in the Spread
      Account Agreement) for such Payment Date;

                  (xvii) whether any Trigger Event has occurred as of such
      Determination Date;

                  (xviii) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as such term is defined in the
      Spread Account Agreement) or otherwise waived as of such Determination
      Date;

                  (xix) whether an Insurance Agreement Event of Default has
      occurred;

                  (xx) the number and amount of Cram Down Losses, the number and dollar amount of repossessions, the aging of repossession inventory and the dollar amount of Recoveries;

                  (xxi) for Payment Dates during the Funding Period and on the
      Final Funding Period Payment Date, the amount withdrawn from the
      Pre-Funding Account to purchase Subsequent Receivables during the related
      Collection Period and the remaining Pre-Funded Amount on deposit in the
      Pre-Funding Account; and

                  (xxii) for the Final Funding Period Payment Date, the amount of any Mandatory Special Redemption distributed as a payment of principal to Noteholders on such Payment Date.

                  Each amount set forth pursuant to subclauses (i), (ii), (iii),
(iv), (vii) and (viii) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal balance of a Note or Certificate, as applicable.

     (b) No later than January 31 of each calendar year, commencing January 31,
2006, the Servicer shall send to the Indenture Trustee and the Trust Collateral
Agent, and the Trust Collateral Agent shall, provided it has received the necessary information from the Servicer, promptly thereafter furnish to the
Class C Certificateholder and each Person who at any time during the preceding calendar year was a Noteholder of record and received any payment thereon

                                       37

(a) a report (prepared by the Servicer) as to the aggregate of amounts reported pursuant to subclauses (i), (ii), (iii), (iv), (vii) and (viii) of Section
5.7(a) for such preceding calendar year or applicable portion thereof during which such person was a Noteholder or a Class C Certificateholder, and (b) such information as may be reasonably requested by the Noteholders or the Class C
Certificateholder or required by the Code and regulations thereunder, to enable such Holders to prepare their federal and state income tax returns. The obligation of the Trust Collateral Agent set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

     (c) The Servicer, at its own expense, shall cause a firm of nationally recognized accountants to prepare any tax returns required to be filed by the
Issuer, and the Issuer shall file such returns if requested to do so by the
Servicer. The Trust Collateral Agent, upon request, will furnish the Servicer with all such information actually known to the Trust Collateral Agent as may be reasonably requested by the Servicer in connection with the preparation of all tax returns of the Issuer.

                  SECTION 5.8. Reliance on Information from the Servicer.
Notwithstanding anything to the contrary contained in this Agreement, all payments from any of the accounts described in this Article V and any transfer of amounts between such accounts shall be made by the Trust Collateral Agent based on the information provided to the Trust Collateral Agent by the Servicer in writing, whether by way of a Servicer's Certificate or otherwise (upon which the Trust Collateral Agent may conclusively rely).

                  SECTION 5.9. Optional Deposits by the Note Insurer. The Note
Insurer shall at any time, and from time to time, with respect to a Payment
Date, have the option to deliver amounts to the Trust Collateral Agent for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Issuer with respect to such Payment Date, (ii) to distribute as a component of the Principal Payment Amount to the extent that the Note Balance as of the Determination Date preceding such Payment Date exceeds the sum of the
Pool Balance as of such Determination Date and the remaining Pre-Funded Amount or (iii) to include such amount as part of the Payment Amount for such Payment
Date to the extent that without such amount a draw would be required to be made on the Policy.

                  SECTION 5.10. Spread Account. The Transferor agrees,
simultaneously with the execution and delivery of this Agreement, to execute and deliver the Spread Account Agreement and, pursuant to the terms thereof, to deposit the Initial Spread Account Deposit in the Spread Account on the Closing
Date. In addition, on each Subsequent Transfer Date, pursuant to the terms of the Spread Account Agreement, the Transferor shall deposit the related
Subsequent Spread Account Deposit in the Spread Account. Although the Transferor
as Class R Certificateholder, has pledged the Spread Account to the Collateral
Agent, pursuant to the Spread Account Agreement, the Spread Account shall not under any circumstances be deemed to be a part of or otherwise includible in the
Issuer or the Trust Assets.

                                       38

                  SECTION 5.11. Withdrawals from Supplemental Enhancement
Account and Spread Account.

     (a) In the event that the Servicer's Certificate with respect to any
Determination Date shall state that the amount of the Available Funds with respect to such Determination Date are less than the sum of the amounts payable on the related Payment Date pursuant to clauses (i) through (vi) of Section
5.6(c) (such deficiency being a "Deficiency Claim Amount") then on the
Deficiency Claim Date immediately preceding such Payment Date, the Trust
Collateral Agent shall deliver to the Collateral Agent, the Note Insurer, the
Fiscal Agent (as such term is defined in the Insurance Agreement), if any, the
Servicer, by hand delivery, telex or facsimile transmission, a written notice (a
"Deficiency Notice") specifying the Deficiency Claim Amount for such Payment
Date. Such Deficiency Notice shall (i) direct the Collateral Agent to remit such
Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement to the Trust Collateral Agent for
deposit in the Collection Account and (ii) if not sufficient, set forth the amount to be withdrawn by the Trust Collateral Agent from the Supplemental
Enhancement Account pursuant to Section 5.12 hereof; provided, that no
Deficiency Claim Amount shall be paid for any principal payable pursuant to clause (iv) of Section 5.6(c) unless the Overcollateralization Amount is less than zero or such Payment Date is a Final Scheduled Payment Date for any class of Class A Notes.

                  Any Deficiency Notice shall be delivered by 10:00 a.m., New
York City time, on the related Deficiency Claim Date. The amounts distributed by the Collateral Agent to the Trust Collateral Agent pursuant to a Deficiency
Notice shall be deposited by the Trust Collateral Agent into the Collection
Account pursuant to Section 5.5 and 5.12.

                  SECTION 5.12. Supplemental Enhancement Account. In order to enhance the amounts available to make required payments to the Class A
Noteholders and to make principal payments to the holders of the Class C
Certificates, there shall be established and maintained with the Trust
Collateral Agent an Eligible Account entitled, "Supplemental Enhancement
Account--Long Beach Acceptance Auto Receivables Trust 2004-C", which will include the money and other property deposited and held therein pursuant to
Section 5.6(c)(viii), and this Section 5.12.

     (a) On the Closing Date, the Transferor shall deposit the Supplemental
Enhancement Account Deposit into the Supplemental Enhancement Account.

     (b) The amounts on deposit in the Supplemental Enhancement Account shall be available for payment in accordance with and subject to Section 5.6(c) above and
5.12(c) below. Upon termination of this Agreement and the payment of all amounts due under this Agreement to the Class A Noteholders, any remaining amounts in the Supplemental Enhancement Account will be distributed to the Class C
Certificateholder. Upon any such payment to the Class C Certificateholder, the
Class A Noteholders shall not have any further rights in, or claims to, such amounts.

     (c) If on any Payment Date (based on the Servicer's Certificate delivered on the related Determination Date by the Servicer pursuant to Section 4.9, upon which the Trust Collateral Agent may conclusively rely) the Available Funds, together with amounts on deposit

                                       39

in the Spread Account, are insufficient to pay the full amount described in clauses (i) through (vi) of Section 5.6(c), the Trust Collateral Agent shall withdraw from the Supplemental Enhancement Account an amount equal to such insufficiency and deliver the amount so withdrawn to the Trust Collateral Agent for deposit in the Note Account for application in respect of such insufficiency; provided, that no Deficiency Claim Amount shall be paid for any principal payable pursuant to clause (iv) of Section 5.6(c) unless the
Overcollateralization Amount is less than zero or such Payment Date is a Final
Scheduled Payment Date for any class of Class A Notes. (d) On any Payment Date
(after making all distributions pursuant to Section 5.6(c)(i) through (x) on such Payment Date) on which the Total Enhancement Amount exceeds the Required
Total Enhancement Amount, the Trust Collateral Agent shall withdraw the amount of such excess from the Supplemental Enhancement Account and distribute such amount to the Class C Certificateholder.

                  SECTION 5.13. Pre-Funding Account.

     (a) Pursuant to Section 5.1(b), the Trust Collateral Agent shall establish and maintain the Pre-Funding Account as an Eligible Account in the name of the
Trust for the benefit of the Noteholders and the Note Insurer.

     (b) On the Closing Date, the Transferor will deposit in the Pre-Funding
Account an amount equal to the Original Pre-Funded Amount from the proceeds of the sale of the Notes. On each Subsequent Transfer Date, the Servicer shall instruct the Trust Collateral Agent in writing to withdraw from the Pre-Funding
Account an amount equal to the aggregate Principal Balance of the Subsequent
Receivables (as of the related Subsequent Cutoff Date) conveyed to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the
Transferor upon satisfaction of the conditions set forth in this Agreement and in the related Transfer Agreement with respect to such transfer.

     (c) If (i) the Pre-Funded Amount has not been reduced to zero by the close of business on the last day of the Funding Period after giving effect to any reductions in the Pre-Funded Amount on such last day of the Funding Period pursuant to Section 5.13(b), the Servicer shall instruct the Trust Collateral
Agent in writing to, and upon such written direction the Trust Collateral Agent shall, withdraw such remaining portion of the Pre-Funded Amount from the
Pre-Funding Account and deposit it in the Note Account on the Final Funding
Period Payment Date to be applied as a partial redemption of the Notes, in addition to the payment of principal and interest that otherwise would be payable with respect to such Notes on such Payment Date, in accordance with
Section 5.6(c)(iv).

                  SECTION 5.14. Securities Accounts. The Trust Collateral Agent
acknowledges that any account held by it hereunder is a "securities account" as defined in the Uniform Commercial Code as in effect in New York (the "New York
UCC"), and that it shall be acting as a "securities intermediary" of the
Indenture Trustee with respect to each such account held by it. The parties hereto agree that the Supplemental Enhancement Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the "securities intermediary's jurisdiction" (within the meaning of
Section 8-110 of the UCC) shall be the State of New York. The Trust Collateral
Agent acknowledges and agrees that (a) each item of property (whether investment property, financial asset, security, instrument or cash)

                                       40

credited to the Supplemental Enhancement Account shall be treated as a
"financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and (b) if at any time the Trust Collateral Agent shall receive any entitlement order from the Indenture Trustee directing transfer or redemption of any financial asset relating to the Supplemental Enhancement Account, the Trust
Collateral Agent shall comply with such entitlement order without further consent by LBAC or any other person.

                                   ARTICLE VI
                                   THE POLICY

                  SECTION 6.1. Policy. The Originator agrees, simultaneously with the execution and delivery of this Agreement, to cause the Note Insurer to issue the Policy for the benefit of the Class A Noteholders in accordance with the terms thereof.

                  SECTION 6.2. Claims Under Policy.

     (a) In the event that the Trust Collateral Agent has delivered a Deficiency
Notice with respect to any Determination Date, the Trust Collateral Agent shall determine on the related Draw Date whether the sum of (i) the amount of
Available Funds with respect to such Determination Date (as stated in the
Servicer's Certificate with respect to such Determination Date) plus (ii) the amount of the Deficiency Claim Amount, if any, available to be distributed pursuant to the Spread Account Agreement by the Collateral Agent to the Trust
Collateral Agent pursuant to a Deficiency Notice delivered with respect to such
Payment Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Collateral Agent pursuant to Section
3.03(a) of the Spread Account Agreement) plus (iii) the amount of the remaining
Deficiency Claim Amount, if any, available to be withdrawn from the Supplemental
Enhancement Amount would be insufficient, after giving effect to the payments required by Section 5.6(c)(i) and (ii), to pay the Scheduled Payments for the
related Payment Date, then in such event the Trust Collateral Agent shall furnish to the Note Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Scheduled Payments with respect to such Payment
Date (the amount of any such shortfall being hereinafter referred to as the
"Policy Claim Amount"). Amounts paid by the Note Insurer under the Policy shall be deposited by the Trust Collateral Agent into the Policy Payments Account and thereafter into the Note Account for payment to Class A Noteholders on the related Payment Date (or promptly following payment on a later date as set forth in the Policy).

     (b) Any notice delivered by the Trust Collateral Agent to the Note Insurer pursuant to Section 6.2(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Note Insurer is required to pay to the Trust Collateral Agent the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third
Business Day (as defined in the Policy) following receipt on a Business Day (as defined in the Policy) of the Notice of Claim, and (ii) the applicable Payment
Date. Any payment made by the Note Insurer under the Policy shall be applied solely to the payment of the Class A Notes, and for no other purpose.

                                       41

     (c) The Trust Collateral Agent shall (i) receive as attorney-in-fact of each Class A Noteholder any Policy Claim Amount from the Note Insurer and (ii)
deposit the same in the Policy Payments Account for disbursement to the
Noteholders as set forth in clauses (iii) and (iv) of Section 5.6(c). Any and all Policy Claim Amounts disbursed by the Trust Collateral Agent from claims made under the Policy shall not be considered payment by the Issuer or from the
Spread Account with respect to such Class A Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Note Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments.
Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Note Insurer, each Class A Noteholder shall be deemed, without further action, to have directed the Trust Collateral Agent to assign to the Note Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Note Insurer and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Class A Notes to the extent that it has made payment pursuant to the Policy. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 5.6(c) shall not be modified by this clause (c). To evidence such subrogation, the Note
Registrar shall note the Note Insurer's rights as subrogee upon the register of
Class A Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Scheduled Payment for that class.

     (d) The Trust Collateral Agent shall be entitled, but not obligated, to enforce on behalf of the Class A Noteholders the obligations of the Note Insurer under the Policy. Notwithstanding any other provision of this Agreement, the
Class A Noteholders are not entitled to institute proceedings directly against the Note Insurer.

                  SECTION 6.3. Preference Claims; Direction of Proceedings.

     (a) In the event that the Trust Collateral Agent has received a certified copy of an order of the appropriate court that any Scheduled Payment paid on a
Class A Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trust Collateral Agent shall so notify the Note
Insurer, shall comply with the provisions of the Policy to obtain payment by the
Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, comply with the provisions of the Policy to obtain payment by the Note Insurer, notify Holders of the Class A Notes by mail that, in the event that any Class A Noteholder's payment is so recoverable, such Class A
Noteholder will be entitled to payment pursuant to the terms of the Policy.
Pursuant to the terms of the Policy, the Note Insurer will make such payment on behalf of the Class A Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trust Collateral Agent or any Class A Noteholder
directly (unless a Class A Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trust Collateral Agent for payment, in accordance with the instructions to be provided by the Note Insurer, to such Class A Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

     (b) Each Notice of Claim shall provide that the Trust Collateral Agent, on its behalf and on behalf of the Class A Noteholders, thereby appoints the Note
Insurer as agent and attorney-in-fact for the Trust Collateral Agent and each
Class A Noteholder in any legal

                                       42

proceeding with respect to the Class A Notes. The Trust Collateral Agent shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trust Collateral Agent has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a
"Preference Claim") of any payment made with respect to the Class A Notes. Each
Holder of Class A Notes, by its purchase of Class A Notes, and the Trust
Collateral Agent hereby agree that so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii)
the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.2(c), the Note Insurer shall be subrogated to, and each Class A Noteholder and the Trust Collateral Agent hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trust
Collateral Agent and each Class A Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                  SECTION 6.4. Surrender of Policy. The Trust Collateral Agent
shall surrender the Policy to the Note Insurer for cancellation upon its expiration in accordance with the terms thereof.

                                   ARTICLE VII
                                 THE TRANSFEROR

                  SECTION 7.1. Representations of the Transferor. The Transferor
makes the following representations on which the Note Insurer shall be deemed to have relied in executing and delivering the Policy, on which the Class C
Certificateholder shall be deemed to have relied on in purchasing the Class C
Certificate and on which the Issuer is deemed to have relied in acquiring the
Receivables and on which the Indenture Trustee, the Owner Trustee, the
Collateral Agent, Trust Collateral Agent and Back-up Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Transfer Date, in the case of the Subsequent Receivables, and shall survive the conveyance of the Receivables to the Issuer and the subsequent pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Transferor has been duly organized and is validly existing as a corporation in good standing under the laws of the
State of Delaware, with the corporate power and authority to conduct its business as such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the other Basic Documents to which it is a party.

     (b) Due Qualification. The Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions required for the performance of its obligations under this Agreement and the other

                                       43

Basic Documents to which it is a party other than where the failure to obtain such license or approval or qualification would not have a material adverse effect on the ability of the Transferor to perform such obligations or on any
Receivable or on the interest therein of the Issuer, the Noteholders or the Note
Insurer.

     (c) Power and Authority. The Transferor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Transferor has full corporate power and authority to sell and assign the property sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Transferor by all necessary corporate action.

     (d) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Initial Receivables and the other property conveyed to the Issuer pursuant to Section 2.1, and upon execution of the related Transfer Agreement and satisfaction of the conditions set forth in
Section 2.2(b) hereof and in such Transfer Agreement, this Agreement, and the related Transfer Agreement will effect a valid sale, transfer and assignment of the related Subsequent Receivables and the other related property to be conveyed to the Issuer pursuant to Section 2.2 on the related Subsequent Transfer Date, in each case, enforceable against creditors of and purchasers from the
Transferor; and this Agreement and the other Basic Documents to which the
Transferor is a party shall constitute legal, valid and binding obligations of the Transferor enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) No Violation. The execution, delivery and performance by the Transferor of this Agreement and the other Basic Documents to which the Transferor is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Transferor, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any material lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents and the
Credit and Security Agreement); nor violate any law, order, rule, or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or its properties.

     (f) No Proceedings. There are no proceedings or investigations pending, or to the Transferor's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity of this Agreement or the other Basic Documents to which the Transferor is a party or the Notes or the Class C Certificate, (B) seeking to prevent the issuance of the Notes or the Class C Certificate or the consummation of any of the transactions

                                       44

contemplated by this Agreement or the other Basic Documents to which the
Transferor is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or the other Basic Documents to which the Transferor is a party or the Notes or the
Class C Certificate, (D) relating to the Transferor and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes and the Class C Certificates or (E) that could have a material adverse effect on the Receivables.

     (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Transferor for the issuance or sale of the Notes or the Certificates or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents to which the Transferor is a party, except such as have been duly made or obtained or where the failure to obtain such consent, approval, authorization, order or declaration, or to make such filing, would not have a material adverse effect on the ability of the Transferor to perform its obligations under the Basic Documents to which it is a party and would not have a material adverse effect on any Receivable or the interest therein of the
Issuer, the Noteholders, the Class C Certificateholder or the Note Insurer.

     (h) Chief Executive Office. The Transferor hereby represents and warrants to the Trust Collateral Agent that the Transferor's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement, has been, located at One Mack Centre Drive, Paramus, New Jersey
07652.

     (i) Transferor's Intention. The Initial Receivables and other Transferred
Property are being transferred, and the Subsequent Receivables and other
Subsequent Transferred Property will be transferred, with the intention of removing them from the Transferor's estate pursuant to Section 541 of the United
States Bankruptcy Code, as the same may be amended from time to time.

                  SECTION 7.2. Liability of the Transferor. The Transferor shall be liable only to the extent of the obligations specifically undertaken by the
Transferor under this Agreement and the representations made by the Transferor in this Agreement.

                  SECTION 7.3. Merger or Consolidation of, or Assumption of the
Obligations of, the Transferor. Any Person (a) into which the Transferor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Transferor shall be a party or (c) which may succeed to the properties and assets of the Transferor substantially as a whole, which person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Transferor under this Agreement, shall be the successor to the
Transferor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, as a condition to the consummation of any of the transactions referred to in clauses
(a), (b) or (c) above, (i) immediately after giving effect to such transaction,
(x) no representation or warranty made pursuant to Section 7.1 would have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and (y) no event that, after notice or lapse of time, or both, would become a Servicer Termination
Event shall have happened and be continuing, (ii)

                                       45

the Transferor shall have delivered to the Note Insurer, the Indenture Trustee, the Trust Collateral Agent and the Issuer an Officer's Certificate and an
Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement or assumption comply with this Section 7.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Transferor shall have delivered to the Note Insurer, the Indenture Trustee, the Trust Collateral Agent and the
Issuer an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been filed that are necessary fully to preserve and protect the interest of the Issuer in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest, (iv) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance
Agreement Event of Default shall have happened and be continuing, (v) the organizational documents of the Person surviving or resulting from such transaction shall contain provisions similar to those of the Transferor's certificate of incorporation in respect of the issuance of debt, independent directors and bankruptcy remoteness and (vi) the Transferor shall have received confirmation from each Rating Agency that the then current rating of the Notes will not be downgraded as a result of such merger, consolidation or succession.
A copy of such confirmation shall be provided to the Trust Collateral Agent.
Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clause (i), (ii), (iii) or (iv)
above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

                  SECTION 7.4. Limitation on Liability of the Transferor and
Others. The Transferor and any director or officer or employee or agent of the
Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  SECTION 7.5. Transferor May Own Notes. The Transferor and any
Person controlling, controlled by, or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Transferor or an affiliate thereof, except as otherwise provided in the definition of
"Noteholder" set forth in Annex A hereto and as specified in Section 1.4. Notes so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Notes except as otherwise provided herein or by the definition of Noteholder.

                                  ARTICLE VIII
                                  THE SERVICER

                  SECTION 8.1. Representations of Servicer. The Servicer, in its
capacity as Servicer and Custodian (each reference to "Servicer" in this Section
8.1 includes the Servicer in its capacity as Custodian) makes the following representations on which the Note Insurer shall be

                                       46

deemed to have relied in executing and delivering the Policy and on which the
Issuer is deemed to have relied in acquiring the Receivables and on which the
Indenture Trustee is deemed to have relied on in accepting the pledge of the
Receivables. The representations speak as of the execution and delivery of this
Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Transfer Date, in the case of the Subsequent
Receivables, and shall survive the conveyance of the Receivables to the Issuer and the subsequent pledge thereof to the Indenture Trustee pursuant to the
Indenture.

                  (i) Organization and Good Standing. The Servicer is duly
      organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority, and legal right to acquire, own, sell and service the Receivables and to hold the
      Receivable Files as custodian.

                  (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement and the performance of its other obligations under this Agreement and the other
      Basic Documents to which it is a party) shall require such qualifications.

                  (iii) Power and Authority. The Servicer has the power and
      authority to execute and deliver this Agreement and the other Basic
      Documents to which it is a party and to carry out their respective terms;
      and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement and the other Basic
      Documents to which it is a party constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered a proceeding in equity or at law.

                  (v) No Violation. The execution, delivery and performance by the Servicer of this Agreement and the other Basic Documents to which the
      Servicer is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Servicer, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject; or result in the creation or imposition of any material lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than this

                                       47

      Agreement); or violate any law, order, rule, or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (vi) No Proceedings. There are no proceedings or
      investigations pending, or to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of this Agreement or the other
      Basic Documents to which the Servicer is a party, the Notes or the
      Certificates, (B) seeking to prevent the issuance of the Notes or the
      Certificates or the consummation of any of the transactions contemplated by this Agreement, the Notes, the Certificates, or the other Basic
      Documents to which the Servicer is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Notes, the Certificates or the other Basic
      Documents to which the Servicer is a party, (D) relating to the Servicer and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Notes or the Certificates or
      (E) that could have a material adverse effect on the Receivables.

                  (vii) No Consents. No consent, approval, authorization or
      order of or declaration or filing with any governmental authority is required to be obtained by the Servicer for the issuance or sale of the
      Notes or the Certificates or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents to which the
      Servicer is a party, except such as have been duly made or obtained.

                  (viii) Taxes. The Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (ix) Chief Executive Office. The Servicer hereby represents and warrants to the Trust Collateral Agent that the Servicer's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement, has been, located at One Mack Centre
      Drive, Paramus, New Jersey 07652.

                  SECTION 8.2. Indemnities of Servicer.

     (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

                  (i) The Servicer shall defend, indemnify and hold harmless the
      Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the
      Collateral Agent, the Back-up Servicer, the Custodian, the Issuer, each
      Certificateholder, the Note Insurer, the Noteholders and the Transferor,
      and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of a Financed Vehicle.

                                       48

                  (ii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the
      Collateral Agent, the Back-up Servicer, the Custodian, the Issuer, the
      Note Insurer and the Transferor, and their respective officers, directors, agents and employees from and against any taxes (other than net income, gross receipts, franchise or other similar taxes) that may at any time be asserted against the Indenture Trustee, the Trust Collateral Agent, the
      Owner Trustee, the Collateral Agent, the Back-up Servicer, the Custodian,
      the Issuer, the Note Insurer or the Transferor, with respect to the transactions contemplated herein, including, without limitation, any sales, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                  (iii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the
      Collateral Agent, the Back-up Servicer, the Transferor, the Note Insurer,
      the Issuer, each Certificateholder and the Noteholders, and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up Servicer, the
      Custodian, the Issuer, the Transferor, the Note Insurer, the Issuer or the
      Noteholders, and their respective officers, directors, agents and employees through the negligence, willful misfeasance or bad faith of the
      Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party or by reason of reckless disregard of its obligations and duties under this Agreement or any other
      Basic Document to which it is a party.

                  (iv) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the
      Collateral Agent, the Back-up Servicer, the Transferor, the Issuer, the
      Custodian, the Note Insurer and their respective officers, directors, agents and employees from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein or in any other Basic Document to which it is a party, if any, except to the extent that such cost, expense, loss, claim, damage or liability: (a)
      shall be due to the willful misfeasance, bad faith, or negligence of the
      Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the
      Collateral Agent, the Back-up Servicer, the Transferor, the Issuer, the
      Custodian or the Note Insurer, as applicable; (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Indenture Trustee, the Trust Collateral Agent, the Owner
      Trustee, the Collateral Agent, the Back-up Servicer, the Transferor, the
      Issuer, the Custodian or the Note Insurer; or (c) shall arise from the
      Trust Collateral Agent's breach of any of its representations or warranties set forth in Section 10.12.

                  (v) The Servicer shall indemnify the Owner Trustee and WTC (as defined in the Trust Agreement) and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties")
      from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses)
      of any

                                       49

      kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner
      Trustee, WTC or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate (as
      defined in the Trust Agreement), the administration of the Owner Trust
      Estate or the action or inaction of the Owner Trustee under the Trust
      Agreement, except only that the Servicer shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of
      Section 6.1 of the Trust Agreement. The indemnities contained in this
      Section shall survive the resignation or termination of the Owner Trustee or the termination of the Trust Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this
      Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Transferor which approval shall not be unreasonably withheld.

                  (vi) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Noteholder for any losses, claims, damages or liabilities incurred by any Noteholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of a Note by such Noteholder with the assets of a plan subject to such provisions of ERISA or the Code or the servicing, management and operation of the Issuer.

     (b) For purposes of this Section, in the event of the termination of the rights and obligations of a Servicer (or any successor thereto pursuant to
Section 8.3) as Servicer pursuant to Section 9.1, or a resignation by such
Servicer pursuant to this Agreement, such Servicer shall be deemed to be the
Servicer pending appointment of a successor Servicer pursuant to Section 9.2.
The provisions of this Section 8.2(b) shall in no way affect the survival pursuant to Section 8.2(c) of the indemnification by the outgoing Servicer provided by Section 8.2(a).

     (c) Indemnification under this Section 8.2 shall survive the termination of this Agreement and any resignation or removal of LBAC as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 8.2 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

     (d) In no event shall the Servicer be liable under this Agreement to any
Person for the acts or omissions of any successor Servicer, nor shall any successor Servicer be liable under this Agreement to any Person for any acts or omissions of a predecessor Servicer.

                  SECTION 8.3. Merger or Consolidation of, or Assumption of the
Obligations of, Servicer or Back-up Servicer.

     (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another
Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible

                                       50

Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement and the other Basic Documents to which the Servicer is a party. Any Person (a) into which the Servicer may be merged or consolidated, (b)
which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) or succeeding to the business of the Servicer shall execute an agreement of assumption to perform every obligation of the
Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing contained herein shall be deemed to release the Servicer from any obligation hereunder; provided, further, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.1 hereof or made by the Servicer in the Purchase Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), no Servicer
Termination Event or Insurance Agreement Event of Default, and no event which, after notice or lapse of time, or both, would become a Servicer Termination
Event or Insurance Agreement Event of Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Indenture Trustee, the
Trust Collateral Agent and the Note Insurer an Officer's Certificate and an
Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, the Trust Collateral Agent and the Note Insurer each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent provided for in this
Agreement relating to such transaction have been complied with, (iii) the
Servicer shall have delivered to the Indenture Trustee, the Trust Collateral
Agent and the Note Insurer an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been filed that are necessary fully to preserve and protect the interest of the Issuer in the Receivables and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) nothing herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide written notice of any merger, consolidation or succession pursuant to this Section 8.3(a) to the Indenture Trustee, the Trust Collateral Agent, the
Issuer, the Back-up Servicer, the Collateral Agent, the Note Insurer, the
Noteholders and each Rating Agency. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) or (iii) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

     (b) Any Person (a) into which the Back-up Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the
Back-up Servicer shall be a party, (c) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole or (d) succeeding to the business of the Back-up Servicer, shall execute an agreement of assumption to perform every obligation of the Back-up Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Back-up
Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing herein shall be deemed to release the Back-up Servicer from any obligation.

                  SECTION 8.4. Limitation on Liability of Servicer and Others.

                                       51

     (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Indenture Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, the Back-up
Servicer, the Custodian, the Issuer, the Note Insurer, the Transferor or the
Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement;
provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith, or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this
Agreement, and that in its opinion may involve it in any expense or liability.

                  SECTION 8.5. Servicer and Back-up Servicer Not to Resign.
Subject to the provisions of Section 8.3, neither the Servicer nor the Back-up
Servicer may resign from the obligations and duties hereby imposed on it as
Servicer or Back-up Servicer, as the case may be, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or Back-up Servicer, as the case may be, and the Note
Insurer does not elect to waive the obligations of the Servicer or Back-up
Servicer, as the case may be, to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person.
Notice of any such determination permitting the resignation of the Servicer or
Back-up Servicer, as the case may be, shall be communicated to the Transferor, the Indenture Trustee, the Trust Collateral Agent, the Issuer, the Note Insurer,
and each Rating Agency at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination by the Servicer or Back-up
Servicer, as the case may be, shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Transferor, the Indenture
Trustee, the Trust Collateral Agent, the Issuer and the Note Insurer
concurrently with or promptly after such notice. No such resignation of the
Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of LBAC in accordance with Section 9.2 and the Servicing Assumption Agreement, if applicable. No such resignation of the
Back-up Servicer shall become effective until an entity acceptable to the Note
Insurer shall have assumed the responsibilities and obligations of the Back-up
Servicer; provided, however, that if no such entity shall have assumed such responsibilities and obligations of the Back-up Servicer within 120 days of the resignation of the Back-up Servicer, the Back-up Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Back-up
Servicer.

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                                   ARTICLE IX

                           SERVICER TERMINATION EVENTS

                  SECTION 9.1. Servicer Termination Events.If any one of the
following events ("Servicer Termination Events") shall occur and be continuing:

                  (i) Any failure by the Servicer or, for so long as LBAC is the
      Servicer, the Transferor, to deliver to the Trust Collateral Agent for payment to Noteholders or Certificateholders or deposit in the Spread
      Account or the Supplemental Enhancement Account any proceeds or payment required to be so delivered under the terms of the Notes, the
      Certificates, the Purchase Agreement or this Agreement (including deposits of Purchase Amounts) that shall continue unremedied for a period of two
      Business Days after written notice is received by the Servicer from the
      Trust Collateral Agent or the Note Insurer or after discovery of such failure by the Servicer (but in no event later than the five Business Days after the Servicer is required to make such delivery or deposit); or

                  (ii) The Servicer's Certificate required by Section 4.9 shall not have been delivered to the Trust Collateral Agent and the Note Insurer within one Business Day of the date such Servicer's Certificate is required to be delivered; or the statement required by Section 4.10 or the report required by Section 4.11 shall not have been delivered within five
      (5) days after the date such statement or report, as the case may be, is required to be delivered; or

                  (iii) Failure on the part of the Servicer to observe its
      covenants and agreements set forth in Section 8.3 or, for so long as LBAC is the Servicer, failure on the part of the Transferor to observe its covenants and agreements set forth in Section 7.3; or

                  (iv) Failure on the part of LBAC, the Servicer or, for so long as LBAC is the Servicer, the Transferor, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of LBAC, the Servicer or the Transferor (as the case may be)
      set forth in the Notes, the Certificates, the Purchase Agreement, any
      Transfer Agreement or in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given
      (1) to LBAC, the Servicer or the Transferor (as the case may be), by the
      Note Insurer or the Trust Collateral Agent, or (2) to LBAC, the Servicer
      or the Transferor (as the case may be), and to the Trust Collateral Agent and the Note Insurer by the Class A Noteholders evidencing not less than
      25% of the Class A Note Balance; or

                  (v) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of LBAC or the
      Servicer (or, so long as LBAC is the Servicer, the Transferor, or any of the Servicer's other Affiliates, if the Servicer's ability to service the
      Receivables is adversely affected thereby) in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of LBAC, the

                                       53

      Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of LBAC or the
      Servicer (or the Transferor or any other Affiliate of LBAC, if applicable)
      or the commencement of an involuntary case under the federal or state bankruptcy, insolvency or similar laws, as now or hereafter in effect, or another present or future, federal or state bankruptcy, insolvency or similar law with respect to LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) and such case is not dismissed within 60 days; or

                  (vi) The commencement by LBAC or the Servicer (or, so long as
      LBAC is the Servicer, the Transferor or any of the Servicer's other
      Affiliates, if the Servicer's ability to service the Receivables is adversely affected thereby) of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of LBAC or the Servicer (or the Transferor or any other
      Affiliate of LBAC, if applicable) or of any substantial part of its property or the making by LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) of an assignment for the benefit of creditors or the failure by LBAC or the Servicer (or the Transferor or any other Affiliate of LBAC, if applicable) generally to pay its debts as such debts become due or the taking of corporate action by LBAC or the
      Servicer (or the Transferor or any other Affiliate of LBAC, if applicable)
      in furtherance of any of the foregoing; or

                  (vii) Any representation, warranty or statement of LBAC or the
      Servicer or, for so long as LBAC is the Servicer, the Transferor, made in this Agreement and, with respect to LBAC and the Transferor, the Purchase
      Agreement or any Transfer Agreement, or in each case any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in Section 3.03(b) of the Purchase Agreement or Section 4 of the related Transfer Agreement), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Issuer and, within 30 days after written notice thereof shall have been given (1) to LBAC, the Servicer or the
      Transferor (as the case may be) by the Trust Collateral Agent or the Note
      Insurer or (2) to LBAC, the Servicer or the Transferor (as the case may
      be), and to the Trust Collateral Agent and the Note Insurer by the Class A
      Noteholders evidencing not less than 25% of the Class A Note Balance or the Class C Certificateholder, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

                  (viii) The occurrence of an Insurance Agreement Event of
      Default;

                  (ix) A claim is made under the Policy; or

                                       54

                  (x) So long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer shall not have delivered a Servicer
      Extension Notice pursuant to Section 4.13;

      then, and in each and every case, so long as a Servicer Termination
      Event shall not have been remedied; provided, (i) no Note Insurer
      Default shall have occurred and be continuing, the Note Insurer in its sole and absolute discretion, or (ii) if a Note Insurer Default shall have occurred and be continuing, then either the Trust Collateral Agent or the Trust Collateral Agent acting at the written direction of the
      Majorityholders, by notice then given in writing to the Servicer (and to the Trust Collateral Agent if given by the Note Insurer or by the
      Noteholders or the Class C Certificateholder) or by the Note Insurer's
      failure to deliver a Servicer Extension Notice pursuant to Section 4.13, may terminate all of the rights and obligations of the Servicer under this
      Agreement. The Servicer shall be entitled to its pro rata share of the
      Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this
      Agreement, whether with respect to the Notes, Certificates or the
      Receivables or otherwise, shall without further action, pass to and be vested in (i) the Back-up Servicer or (ii) such successor Servicer as may be appointed under Section 9.2; provided, however, that the successor
      Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer becomes the Servicer or any claim of a third party
      (including a Noteholder) based on any alleged action or inaction of the predecessor Servicer as Servicer; and, without limitation, the Trust
      Collateral Agent is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.
      The predecessor Servicer shall cooperate with the successor Servicer and the Trust Collateral Agent in effecting the termination of the responsibilities and rights of the predecessor Servicer under this
      Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Issuer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable
      Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 9.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor
      Servicer, and in connection with system conversion costs, an aggregate amount not to exceed for such conversion costs of $100,000, and to the extent not so paid, such payment shall be made pursuant to Section
      5.6(c)(ix) hereof. Upon receipt of written notice of the occurrence of a
      Servicer Termination Event, the Trust

                                       55

      Collateral Agent shall give notice thereof to the Rating Agencies, the Issuer and the Transferor. The predecessor Servicer shall grant the Transferor, the Trust Collateral Agent, the Back-up Servicer and
      the Note Insurer reasonable access to the predecessor Servicer's premises, computer files, personnel, records and equipment at the predecessor
      Servicer's expense. If requested by the Note Insurer, the Back-up Servicer or successor Servicer shall terminate any arrangements relating to (i) the
      Lock-Box Account with the Lock-Box Bank, (ii) the Lock-Box or (iii) the
      Lock-Box Agreement, and direct the Obligors to make all payments under the
      Receivables directly to the Servicer at the predecessor Servicer's expense
      (in which event the successor Servicer shall process such payments directly, or, through a Lock-Box Account with a Lock-Box Bank at the direction of the Note Insurer). The Trust Collateral Agent shall send copies of all notices given pursuant to this Section 9.1 to the Note
      Insurer so long as no Note Insurer Default shall have occurred and be continuing, and to the Noteholders and the Class C Certificateholder if a
      Note Insurer Default shall have occurred and be continuing.

     (b) In the event that the Custodian is acting as Servicer and the Servicer is terminated pursuant to this Section 9.1, the Custodian may also be terminated in accordance with the terms of the Custodial Agreement.

                  SECTION 9.2. Appointment of Successor.

     (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 9.1 or the Servicer's resignation in accordance with the terms of this
Agreement, the predecessor Servicer shall continue to perform its functions as
Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the
Trust Collateral Agent of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and
(y) the date upon which the predecessor Servicer shall become unable to act as
Servicer, as specified in the notice of resignation and accompanying Opinion of
Counsel. In the event of termination of the Servicer, the Back-up Servicer, shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption
Agreement or, in the event that the Note Insurer shall have determined that a
Person other than the Back-up Servicer shall be the successor Servicer in accordance with Section 9.2(c), on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. In the event of assumption of the duties of Servicer by the Back-up Servicer, the Back-up
Servicer shall be entitled to be paid by the Servicer for the system conversion costs, an amount not to exceed $100,000. In the event that such amount shall not have been timely paid by the Servicer, such amount shall be paid under Section
5.6(c)(ix) hereof; provided, however, the payment of such amount pursuant to
Section 5.6(c)(ix) shall not relieve the Servicer of any obligation or liability to pay such amount. Notwithstanding the Back-up Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of LBAC as Servicer under this Agreement arising on and after the
Assumption Date, the Back-up Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of LBAC, the Transferor or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by

                                       56

operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of LBAC, the Transferor or any predecessor Servicer arising on or before the Assumption Date under
Sections 4.7 or 8.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of LBAC, the Transferor or any predecessor Servicer therefor arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. In addition, if the Back-up Servicer shall be legally unable to act as Servicer or shall have delivered a notice of resignation pursuant to Section 8.5 hereof and a Note Insurer Default shall have occurred and be continuing, the Back-up Servicer, the Trust Collateral Agent or
the Class A Noteholders evidencing not less than 66-2/3% of the Class A Note
Balance or the Class C Certificateholder may petition a court of competent jurisdiction to appoint any successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Back-up Servicer shall act as successor
Servicer unless it is legally unable to do so, in which event the predecessor
Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as
Servicer in accordance with this Section 9.2, then the Note Insurer, in accordance with Section 9.2(c) shall appoint, or petition a court of competent jurisdiction to appoint a successor to the Servicer under this Agreement.

     (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

     (c) So long as no Note Insurer Default has occurred and is continuing, the
Note Insurer may exercise at any time its right to appoint as Back-up Servicer or as successor Servicer a Person other than the Person serving as Back-up
Servicer at the time, and shall have no liability to the Trust Collateral Agent, the Issuer, LBAC, the Transferor, the Person then serving as Back-up Servicer, any Noteholder or any other person if it does so. Subject to Section 8.5, no provision of this Agreement shall be construed as relieving the Back-up Servicer of its obligation to succeed as successor Servicer upon the termination of the
Servicer pursuant to Section 9.1 or resignation of the Servicer pursuant to
Section 8.5. If upon any such resignation or termination, the Note Insurer appoints a successor Servicer other than the Back-up Servicer, the Back-up
Servicer shall not be relieved of its duties as Back-up Servicer hereunder.

                  SECTION 9.3. Notification to Noteholders and the Class C
Certificateholder. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trust Collateral Agent shall give prompt written notice thereof to Noteholders and the Class C Certificateholder at their respective addresses appearing in the Note Register or the Certificate
Register, as applicable, and to each of the Rating Agencies.

                  SECTION 9.4. Action Upon Certain Failures of the Servicer. In
the event that a Responsible Officer of the Trust Collateral Agent shall have knowledge of any failure of the Servicer specified in Section 9.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trust Collateral Agent shall give notice thereof to the Transferor, the Servicer and the Note Insurer. For all
purposes of

                                       57

this Agreement, the Trust Collateral Agent shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 9.1 unless notified thereof in writing by the Transferor, the Servicer, the Note Insurer or by a
Noteholder or the Class C Certificateholder. The Trust Collateral Agent shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in Section 9.1.

                                   ARTICLE X
                           THE TRUST COLLATERAL AGENT

                  SECTION 10.1. Duties of the Trust Collateral Agent.

     (a) The Trust Collateral Agent, prior to the occurrence of an Event of
Default and after an Event of Default shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default shall have occurred and shall not have been cured or waived, the Trust Collateral Agent may, and at the written direction of the Note Insurer (or, if a Note Insurer Default shall have occurred and is continuing, the Majorityholders), shall exercise such of the rights and powers vested in it by this Agreement and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

     (b) The Trust Collateral Agent, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Collateral Agent that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this
Agreement; provided, however, that, the Trust Collateral Agent shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Collateral Agent shall notify the Note Insurer and the Noteholders of such instrument in the event that the Trust Collateral Agent, after so requesting, does not receive a satisfactorily corrected instrument.

     (c) The Trust Collateral Agent shall take and maintain custody of the
Schedule of Receivables included as Schedule A to this Agreement and shall retain copies of all Servicer's Certificates prepared hereunder.

     (d) No provision of this Agreement shall be construed to relieve the Trust
Collateral Agent from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trust Collateral Agent shall be determined solely by the express provisions of this Agreement, the
      Trust Collateral Agent shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this
      Agreement, no implied covenants or obligations shall be read into this
      Agreement against the Trust Collateral Agent and, in the absence of bad faith on the part of the Trust Collateral Agent, the Trust Collateral
      Agent, may conclusively rely on the truth of the statements and the correctness

                                       58

      of the opinions expressed in any certificates or opinions furnished to the
      Trust Collateral Agent and conforming to the requirements of this
      Agreement;

                  (ii) The Trust Collateral Agent shall not be liable for an error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Trust Collateral Agent shall have been negligent in ascertaining the pertinent facts;

                  (iii) The Trust Collateral Agent shall not be liable with
      respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the written direction of the
      Note Insurer or, after a Note Insurer Default, the Class A Noteholders evidencing not less than 25% of the Class A Note Balance and the Class C
      Certificateholder, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trust Collateral Agent, or exercising any trust or power conferred upon the Trust Collateral Agent, under this Agreement;

                  (iv) The Trust Collateral Agent shall not be charged with
      knowledge of any Servicer Termination Event or Event of Default, unless a
      Responsible Officer assigned to the Trust Collateral Agent's Corporate
      Trust Office or an officer of the Custodian receives written notice of such Servicer Termination Event or Event of Default from the Servicer, the
      Transferor, the Note Insurer or, after a Note Insurer Default, the Class A
      Noteholders evidencing not less than 25% of the Class A Note Balance and the Class C Certificateholder (such notice shall constitute actual knowledge of a Servicer Termination Event or Event of Default by the Trust
      Collateral Agent); and

                  (v) The Trust Collateral Agent shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

     (e) The Trust Collateral Agent may, but shall not be required to, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it shall have been provided with indemnity against such risk or liability in form and substance satisfactory to the Trust Collateral Agent and none of the provisions contained in this Agreement shall in any event require the Trust
Collateral Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trust Collateral Agent, in its capacity as Back-up
Servicer, shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this
Agreement.

     (f) Except for actions expressly authorized by this Agreement, the Trust
Collateral Agent shall not take action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

     (g) All information obtained by the Trust Collateral Agent regarding the
Obligors and the Receivables, whether upon the exercise of its rights under this
Agreement or otherwise, shall be maintained by the Trust Collateral Agent, in confidence and shall not be disclosed to any

                                       59

other Person, all in accordance with the Federal Financial Privacy Law; provided that, nothing herein shall prevent the Trust Collateral Agent from delivering copies of such information whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to
(i) its directors, officers, employees, agents and professional consultants to the extent necessary to carry on the Trust Collateral Agent's business in the ordinary course, (ii) any Noteholder, the Class C Certificateholder or the Note
Insurer to the extent that such Noteholder, Class C Certificateholder or the
Note Insurer is entitled to such information under this Agreement or any other
Basic Document, but not otherwise, (iii) any governmental authority which specifically requests (or as to which applicable regulations require) such information, (iv) any nationally recognized rating agency in connection with the rating of the Notes by such agency, or (v) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which the Trust
Collateral Agent is a party, (d) in order to enforce the rights of the
Noteholders, the Class C Certificateholder and the Note Insurer hereunder or under any other Basic Document, or (e) otherwise, in accordance with the Federal
Financial Privacy Law; provided, that, prior to any such disclosure, the Trust
Collateral Agent or the Custodian, as applicable, shall inform each such party
(other than any Noteholder, Class C Certificateholder, the Note Insurer or any
other party to the Basic Documents) that receives Confidential Information of the foregoing requirements and shall use its commercially reasonable best efforts to cause such party to comply with such requirements.

     (h) Money held in trust by the Trust Collateral Agent need not be segregated from other funds except to the extent required by law or the terms of this Agreement or the Indenture.

     (i) Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trust Collateral Agent shall be subject to the provisions of this Section 10.1.

     (j) The Trust Collateral Agent shall, and hereby agrees that it will, perform all of the obligations and duties required of it under this Agreement.

     (k) The Trust Collateral Agent shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust, solely for the use and benefit of the Noteholders.

     (l) Without limiting the generality of this Section 10.1, the Trust
Collateral Agent shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Pledged Property, (iv) to confirm or verify the contents of any reports or certificates delivered to the
Trust Collateral Agent or the Servicer pursuant to this Agreement or the Trust
Agreement believed by the Trust Collateral Agent to be genuine and to have been signed or presented by the

                                       60

proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the
Issuer's, the Transferor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as servicer and as custodian of the Receivable Files under this Agreement.

     (m) In no event shall JPMorgan Chase Bank, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the
Delaware Statutory Trust Act, common law, or the Trust Agreement.

     (n) The Trust Collateral Agent shall not be required to give any bond or surety in respect of the powers granted to it under this Agreement.

                  SECTION 10.2. Trust Collateral Agent to Act for the Class A
Noteholders, the Class C Certificateholder and Note Insurer. Prior to the
payment in full of the Class A Notes and the Reimbursement Obligations and the
expiration of the term of the Policy, the Trust Collateral Agent shall act solely for the benefit of the Class A Noteholders, the Class C Certificateholder
and the Note Insurer, as their interests may appear herein.

                  SECTION 10.3. Certain Matters Affecting the Trust Collateral
Agent. Except as otherwise provided in the second paragraph of Section 10.1:

                  (i) The Trust Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's
      Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (ii) The Trust Collateral Agent may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such written advice or Opinion of Counsel.

                  (iii) The Trust Collateral Agent shall not be under any
      obligation to exercise any of the rights or powers vested in it by this
      Agreement, or to institute, conduct, or defend any litigation under this
      Agreement or in relation to this Agreement, at the request, order or direction of any of the Noteholders or the Note Insurer pursuant to the provisions of this Agreement, unless such Noteholders or the Note Insurer shall have offered to the Trust Collateral Agent reasonable security or indemnity in form and substance reasonably satisfactory to the Trust
      Collateral Agent against the costs, expenses and liabilities that may be incurred therein or thereby. Nothing contained in this Agreement, however, shall relieve the Trust Collateral Agent of the obligations, upon the occurrence of a Servicer Termination Event or Event of Default (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

                  (iv) The Trust Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument,

                                       61

      opinion, report, notice, request, consent, order, approval, bond, or other paper or document unless requested in writing to do so by the
      Note Insurer (if no Note Insurer Default shall have occurred or be continuing), the Transferor or the Class A Noteholders evidencing not less than 25% of the Class A Note Balance and the Class C Certificateholder;
      provided, however, that, if the payment within a reasonable time to the
      Trust Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trust Collateral Agent, not reasonably assured to the Trust
      Collateral Agent by the security afforded to it by the terms of this
      Agreement, the Trust Collateral Agent may require indemnity in form and substance satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trust Collateral Agent, shall be reimbursed by the Person making such request upon demand.

                  (v) The Trust Collateral Agent may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys. The Trust Collateral Agent shall not be responsible for any misconduct or negligence of any such agent appointed with due care by it hereunder, or of any agent of the
      Servicer in its capacity as Servicer or custodian or otherwise.

                  (vi) Except as may be expressly required by Sections 3.4,
      subsequent to the sale of the Receivables by the Transferor to the Issuer, the Trust Collateral Agent shall not have any duty of independent inquiry, and the Trust Collateral Agent may rely upon the representations and warranties and covenants of the Transferor and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

                  (vii) The Trust Collateral Agent may rely, as to factual
      matters relating to the Transferor or the Servicer, on an Officer's
      Certificate of the Transferor or Servicer, respectively.

                  (viii) The Trust Collateral Agent shall not be required to take any action or refrain from taking any action under this Agreement, or any related documents referred to herein, nor shall any provision of this
      Agreement, or any such related document be deemed to impose a duty on the
      Trust Collateral Agent to take action, if the Trust Collateral Agent shall have been advised by counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such related document or (iii) applicable law.

                  SECTION 10.4. Trust Collateral Agent and Back-up Servicer Not
Liable for Notes or Receivables. The recitals contained herein shall be taken as the statements of the Issuer, the Transferor or the Servicer, as the case may be, and neither the Trust Collateral Agent nor the Back-up Servicer assumes any responsibility for the correctness thereof. Neither the Trust Collateral Agent nor the Back-up Servicer shall make any representations as to the validity or sufficiency of this Agreement or of the Notes, or of any Receivable or related document. Neither the Trust Collateral Agent nor the Back-up Servicer shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed
Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with

                                       62

respect to the efficacy of the Issuer or its ability to generate the payments to be distributed to Noteholders under this Agreement, including, without limitation: the existence, condition, location, and ownership of any Financed
Vehicle; the existence and enforceability of any physical damage insurance thereon; except as required by Section 3.4, the existence, contents and completeness of any Receivable or any Receivable Files or any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; except as required by Section 3.4, the performance or enforcement of any Receivable; the compliance by the Transferor or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trust Collateral Agent's or the Back-up Servicer's receipt of written notice or other actual knowledge by a Responsible Officer of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the Note Insurer or any loss resulting therefrom (it being understood that the Trust Collateral Agent and the Back-up
Servicer shall each remain responsible for any Trust Assets that it may hold);
the acts or omissions of the Issuer, the Transferor, the Servicer, or any
Obligor; any action of the Servicer taken in the name of the Trust Collateral
Agent; or any action by the Trust Collateral Agent taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve either the
Trust Collateral Agent or the Back-up Servicer of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trust Collateral Agent or the Back-up Servicer to perform its duties under this Agreement or based on the Trust Collateral Agent's or the Back-up
Servicer's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Notes, or any Receivable or assignment thereof against the Trust Collateral Agent or the Back-up Servicer in
their respective individual capacities, neither the Trust Collateral Agent nor the Back-up Servicer shall have any personal obligation, liability, or duty whatsoever to any Noteholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Issuer or any indemnitor who shall furnish indemnity as provided in this Agreement. Neither the Trust
Collateral Agent nor the Back-up Servicer shall be accountable for the use or application by the Issuer of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Receivables. The Issuer hereby certifies to the Trust Collateral Agent and the Back-up Servicer that the Rating Agencies rating the Notes are Standard &
Poor's and Moody's and that their addresses are as set forth in Section 13.5.
The Trust Collateral Agent and the Back-up Servicer may rely on the accuracy of such certification until it receives from the Issuer an Officer's Certificate superseding such certification. All references above to the Back-up Servicer shall be deemed to refer to the Back-up Servicer only so long as it is acting in such capacity hereunder.

                  SECTION 10.5. Trust Collateral Agent and Back-up Servicer May
Own Notes. The Trust Collateral Agent and the Back-up Servicer in their respective individual or any other capacities may become the owner or pledgee of
Notes and may deal with the Transferor and the Servicer in banking transactions with the same rights as it would have if it were not Trust Collateral Agent or
Back-up Servicer, as applicable.

                  SECTION 10.6. Indemnity of Trust Collateral Agent and Back-up
Servicer. The Servicer shall indemnify the Trust Collateral Agent, the Back-up
Servicer and each officer, director and employee of the Trust Collateral Agent and the Back-up Servicer for, and hold each such Person harmless against, any loss, liability, or expense incurred without willful

                                       63

misfeasance, negligence, or bad faith on its part, arising out of or in connection with the acceptance or administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. The provisions of this Section 10.6 shall survive the termination of this Agreement or any resignation or removal of LBAC as Servicer.

             SECTION 10.7. Eligibility Requirements for Trust Collateral Agent.
The Trust Collateral Agent under this Agreement shall at all times be organized and doing business under the laws of the United States; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or
State authorities satisfactory to the Note Insurer; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trust Collateral Agent shall cease to be eligible in accordance with the provisions of this Section
10.7, the Trust Collateral Agent shall resign immediately in the manner and with the effect specified in Section 10.8.

             SECTION 10.8.     Resignation or Removal of Trust Collateral Agent.

     (a) The Trust Collateral Agent may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer. To the extent that the Trust Collateral Agent resigns hereunder, the Indenture Trustee shall also resign under the Indenture and the
Collateral Agent shall resign under the Spread Account Agreement. Upon receiving such notice of resignation, with the prior written consent of the Note Insurer
(or (i) if a Note Insurer Default shall have occurred or is continuing, the
Class A Noteholders evidencing not less than 25% of the Class A Note Balance or, if no Class A Notes are outstanding, the Class C Certificateholder, or (ii) if no Class A Notes are outstanding, the Class C Certificateholder, the Servicer shall promptly appoint a successor Trust Collateral Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning
Trust Collateral Agent and one copy to the successor Trust Collateral Agent. If no successor Trust Collateral Agent shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the Note Insurer (or (i) if a Note Insurer Default shall have occurred or is continuing, the Class A Noteholders evidencing not less than 25%
of the Class A Note Balance or, if not Class A Notes are outstanding, the Class
C Certificateholder, or (ii)if no Class A Notes are outstanding, the Class C
Certificateholder, may appoint a successor Trust Collateral Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trust Collateral Agent and one copy to the successor Trust Collateral
Agent. If no successor Trust Collateral Agent shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trust Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Trust Collateral
Agent. The Trust Collateral Agent may be removed at any time by written demand of the Note Insurer delivered to the Trust Collateral Agent and the Servicer.

                                       64

     (b) If at any time (i) the Trust Collateral Agent shall cease to be eligible in accordance with the provisions of Section 10.7 and shall fail to resign after written request therefor by the Servicer, (ii) the Trust Collateral
Agent shall be legally unable to act, (iii) the Trust Collateral Agent and the
Indenture Trustee shall be the same Person and the Indenture Trustee shall have resigned or been removed pursuant to Section 6.8 of the Indenture, or (iv) the
Trust Collateral Agent shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trust Collateral Agent or of any of its property shall be appointed, or any public officer shall take charge or control of the Trust Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Note Insurer shall (so long as no Note Insurer Default shall have occurred and be continuing), or the
Servicer may (if a Note Insurer Default shall have occurred and be continuing)
remove the Trust Collateral Agent. If the Note Insurer or the Servicer shall remove the Trust Collateral Agent under the authority of the immediately preceding sentence, the Servicer or the Note Insurer, as the case may be, shall promptly appoint a successor Trust Collateral Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trust
Collateral Agent so removed and one copy to the successor Trust Collateral
Agent, and pay all fees and expenses owed to the outgoing Trust Collateral
Agent, provided that any successor Trust Collateral Agent appointed by the
Servicer shall be acceptable to the Note Insurer.

     (c) Any resignation or removal of the Trust Collateral Agent and appointment of a successor Trust Collateral Agent pursuant to any of the provisions of this Section 10.8 shall not become effective until acceptance of appointment by the successor Trust Collateral Agent, pursuant to Section 10.9 and payment of all fees and expenses owed to the outgoing Trust Collateral
Agent. The Servicer shall provide written notice of such resignation or removal of the Trust Collateral Agent to each of the Rating Agencies and the Transferor.

     (d) If the Trust Collateral Agent and the Back-up Servicer shall be the same Person and the rights and obligations of the Back-up Servicer shall have been terminated pursuant to this Section 10.8, then the Note Insurer (or, if a
Note Insurer Default shall have occurred and be continuing, the Majorityholders)
shall have the option, by 60 days' prior notice in writing to the Servicer and the Trust Collateral Agent, to remove the Trust Collateral Agent, and the Note
Insurer shall not have any liability to the Trust Collateral Agent, LBAC, the
Transferor, the Servicer, the Issuer, any Noteholder or the Class C
Certificateholder in connection with such removal.

                  SECTION 10.9. Successor Trust Collateral Agent. Any successor
Trust Collateral Agent appointed pursuant to Section 10.8 shall execute, acknowledge and deliver to the Transferor, the Servicer, the Note Insurer and to
its predecessor Trust Collateral Agent an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trust Collateral Agent shall become effective and such successor
Trust Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as
Trust Collateral Agent. The predecessor Trust Collateral Agent shall upon payment of its fees and expenses deliver to the successor Trust Collateral Agent all documents and statements and monies held by it under this Agreement; and the
Servicer, the Note Insurer and the predecessor Trust Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly

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vesting and confirming in the successor Trust Collateral Agent all such rights, powers, duties, and obligations.

                  No successor Trust Collateral Agent shall accept appointment as provided in this Section 10.9 unless at the time of such acceptance such successor Trust Collateral Agent shall be eligible pursuant to Section 10.7.

                  Upon acceptance of appointment by a successor Trust Collateral
Agent pursuant to this Section 10.9, the Servicer shall mail notice of the successor of such Trust Collateral Agent under this Agreement to all Holders of
Notes at their addresses as shown in the Note Register, the Class C
Certificateholder, the Transferor, and to the Rating Agencies. If the Servicer
shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Trust Collateral Agent, the successor Trust
Collateral Agent shall cause such notice to be mailed at the expense of the
Servicer.

                  SECTION 10.10. Merger or Consolidation of Trust Collateral
Agent. Any corporation into which the Trust Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trust Collateral Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trust Collateral Agent shall be the successor of the Trust Collateral Agent hereunder, provided such corporation shall be eligible pursuant to Section 10.7, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 10.11. Co-Trustee; Separate Trustee.

     (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Issuer or any Financed Vehicle may at the time be located, the
Servicer, the Note Insurer (provided a Note Insurer Default shall not have occurred and be continuing) and the Trust Collateral Agent acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trust Collateral Agent to act as co-trustee, jointly with the Trust Collateral Agent, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person, in such capacity and for the benefit of the Noteholders, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section 10.11, such powers, duties, obligations, rights, and trusts as the Servicer, the Note
Insurer and the Trust Collateral Agent may consider necessary or desirable. If the Servicer and the Note Insurer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trust
Collateral Agent alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Trust Collateral Agent pursuant to
Section 10.7, except that the co-trustee or its parent shall comply with the rating requirements set forth therein, and no notice of a successor Trust
Collateral Agent pursuant to Section 10.9 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 10.9.

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     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties, and obligations conferred or imposed upon the Trust Collateral Agent shall be conferred upon and exercised or performed by the Trust Collateral Agent and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the
      Trust Collateral Agent joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trust Collateral Agent under this Agreement or, in its capacity as Back-up Servicer, as successor to the Servicer under this Agreement), the Trust Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the
      Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trust Collateral Agent;

                  (ii) No trustee under this Agreement shall be personally
      liable by reason of any act or omission of any other trustee under this
      Agreement; and

                  (iii) Provided no Note Insurer Default shall have occurred and be continuing, the Note Insurer may, and, in the event a Note Insurer
      Default shall have occurred and be continuing, then, the Servicer and the
      Trust Collateral Agent acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trust Collateral
Agent shall be deemed to have been given to each of the other then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this
Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Collateral Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Collateral Agent. Each such instrument shall be filed with the Trust Collateral Agent and a copy thereof given to the Servicer.

     (d) Any separate trustee or co-trustee may at any time appoint the Trust
Collateral Agent, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Collateral Agent, to the extent permitted by law, without the appointment of a new or successor Trust Collateral Agent.

                  SECTION 10.12. Representations and Warranties of Trust
Collateral Agent. The Trust Collateral Agent shall make the following representations and warranties with respect to itself on which the Transferor, the Servicer, the Originator, the Issuer, the Note Insurer, Noteholders and the
Class C Certificateholder shall rely:

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                  (i) The Trust Collateral Agent is a banking association
      organized under the laws of the United States, duly organized, validly existing, and in good standing under the laws of the United States and has the corporate power, authority and legal right to hold the Legal Files.

                  (ii) The Trust Collateral Agent has full corporate power
      authority and legal right to execute, deliver, and perform this Agreement and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (iii) This Agreement has been duly executed and delivered by the Trust Collateral Agent and constitutes a legal, valid and binding obligation of the Trust Collateral Agent, enforceable in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors'
      rights generally and (y) general principals of equity.

                  SECTION 10.13. Rights of Note Insurer to Direct Trust
Collateral Agent. Subject to clause (iii) of Section 10.3, unless a Note Insurer
Default shall have occurred and be continuing, the Note Insurer, after giving written notice to the Trust Collateral Agent, shall have the right to direct in writing the time, method and place at or by which the Trust Collateral Agent conducts any proceeding for any remedy available to the Trust Collateral Agent, or exercises any such trust or power conferred upon the Trust Collateral Agent;
provided, however, that subject to Section 10.1, the Trust Collateral Agent shall have the right to decline to follow any such direction of the Note Insurer if the Trust Collateral Agent, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trust Collateral Agent in good faith shall, by a Responsible Officer of the Trust Collateral Agent,
determine that the proceedings so directed would be in violation of any Basic
Document or involve it in personal liability against which it has not been provided indemnity in form and substance satisfactory to it or be unduly prejudicial to the rights of Noteholders or the Class C Certificateholder;
provided, that nothing in this Agreement shall impair the right of the Trust
Collateral Agent to take any action deemed proper by the Trust Collateral Agent and which is not inconsistent with such direction of the Note Insurer.

                                   ARTICLE XI
                                   TERMINATION

                  SECTION 11.1. Termination.

     (a) The respective obligations and responsibilities of LBAC, the
Transferor, the Issuer, the Servicer, the Custodian and the Trust Collateral
Agent created hereby shall terminate upon the payment to Noteholders and each
Certificateholder of all amounts required to be paid to them pursuant to this
Agreement, the Indenture and the Trust Agreement, satisfaction of all
Reimbursement Obligations, and the expiration of any preference period related thereto and the disposition of all property held as part of the Trust Assets;
provided, however, in any case there shall be delivered to the Trust Collateral
Agent and the Note Insurer an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy, insolvency and similar laws have expired with respect to the payments pursuant to this Section 11.1. The

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Servicer shall promptly notify the Trust Collateral Agent, the Transferor, the
Issuer, each Rating Agency and the Note Insurer of any prospective termination pursuant to this Section 11.1.

     (b) Upon any sale of the assets of the Issuer pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent in writing to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency
Proceeds") in the Collection Account.

     (c) Written notice of any termination of the Issuer shall be given by the
Servicer to the Owner Trustee, the Trust Collateral Agent, the Collateral Agent,
the Back-up Servicer, the Indenture Trustee, the Note Insurer and the Rating
Agencies as soon as practicable after the Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the
Certificateholders will succeed to the rights of the Noteholders hereunder.

                                  ARTICLE XII
                      ADMINISTRATIVE DUTIES OF THE SERVICER

                  SECTION 12.1. Administrative Duties.

     (a) Duties with Respect to the Indenture. The Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the
Indenture, pursuant to Sections 2.9 (with respect to the notice provisions contained therein), 3.4, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 3.19, 6.8, 7.1, 7.3,
8.3, 9.1, 9.2, 9.3, 11.1 and 11.14 of the Indenture (in each case, excluding any duty to make payments to the Noteholders, the Class C Certificateholder and the
Note Insurer). In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the
Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the
Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture.

     (b) Duties with Respect to the Issuer.

                  (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the
      Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic
      Documents or under state and federal tax and securities laws, including, without limitation the Sarbanes-Oxley Act of 2002, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Trust Assets

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      (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the
      Servicer.

                  (ii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

     (c) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article XII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee, the
Note Insurer and the Trust Collateral Agent of the proposed action and the Owner
Trustee and, with respect to items (i), (ii), (iii) and (iv) below, the Trust
Collateral Agent shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters"
shall include:

                  (i) the amendment of or any supplement to the Indenture;

                  (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the
      Issuer (other than in connection with the collection of the Receivables);

                  (iii) the amendment, change or modification of this Agreement or any of the Basic Documents;

                  (iv) the appointment of successor Note Registrars, successor
      Note Paying Agents and successor Indenture Trustees pursuant to the
      Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its
      obligations under the Indenture; and

                  (v) the removal of the Trust Collateral Agent or the Indenture
      Trustee.

     (d) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the
Servicer, in its capacity hereunder, shall not be obligated to, and shall not,
(1) make any payments to the Noteholders or the Class C Certificateholder under the Basic Documents, (2) sell the Pledged Property pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

                  SECTION 12.2. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this
Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

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                  SECTION 12.3. Additional Information to be Furnished to the
Issuer. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Trust Assets as the Issuer shall reasonably request.

                  SECTION 12.4. No Additional Compensation. The Servicing Fee
payable to the Servicer pursuant to Section 5.6(c)(i) shall be the only amount payable to the Servicer for its services hereunder.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

                  SECTION 13.1. Amendment.

     (a) This Agreement may be amended from time to time by the Issuer, the
Transferor, the Originator, the Servicer, the Trust Collateral Agent, the
Back-up Servicer and the Custodian and, (i) unless a Note Insurer Default has occurred and is continuing or the Policy Expiration Date has occurred, with the prior written consent of the Note Insurer and, (ii) if a Note Insurer Default
has occurred and is continuing or the Policy Expiration Date has occurred with the consent of the Majorityholders, which consent given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on all Holders and on all future Holders of Notes and of any Notes issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the
Holders of Notes or the Class C Certificate; provided, however, that, in the case of either clause (i) or (ii) above, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or payments that shall be required to be made on any Note or any Certificate or change the applicable Note Rate, the Class C Certificate Rate or the Class C
Supplemental Interest Rate without the consent of each Noteholder and
Certificateholder affected thereby, (b) reduce the aforesaid percentage of the
Note Balance required to consent to any such amendment, without the consent of the Holders of all Notes or the Class C Certificate then outstanding or eliminate the right of the Noteholder or the Certificateholder to consent to any change described in clause (a) affecting the Noteholder or the Certificateholder without the consent of the Noteholder or the Certificateholder, as applicable;
or (c) result in a downgrade or withdrawal of the then current rating of the
Notes by either of the Rating Agencies without the consent of all the
Noteholders; provided, further that in the case of clause (ii) above, this
Agreement may be amended from time to time by the Issuer, the Transferor, the
Originator, the Servicer, the Trust Collateral Agent, the Back-up Servicer and
the Custodian, with the prior written consent of the Note Insurer (unless a Note
Insurer Default has occurred and is continuing or the Policy Expiration Date has occurred) for any of the following purposes:

                  (x) to correct or amplify the description of any property at any time conveyed to the Issuer hereunder or under any Transfer Agreement, or better to assure, convey and confirm unto the property conveyed pursuant hereto or pursuant to any Transfer Agreement;

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                  (y) to add to the covenants of the Transferor, the Originator or the Servicer, for the benefit of the Holders of the Notes, the Class C
      Certificateholder and the Note Insurer; or

                  (z) to cure any ambiguity, to correct or supplement any
      provision herein or in any Transfer Agreement which may be inconsistent with any other provision herein or in any Transfer Agreement or to make any other provisions with respect to matters or questions arising under this Agreement or under any Transfer Agreement; provided that such action pursuant to this subclause (z) shall not adversely affect in any material respect the interests of the Holders of the Notes, as evidenced by satisfaction of the Rating Agency Condition with respect to such amendment

     (b) This Agreement shall not be amended or modified without the prior written consent of the Class C Certificateholder (to the extent such Class C
Certificate has not been paid in full) if the result of such amendment or modification is (a) to reduce or change the priority of payments payable to the
Class C Certificateholder; (b) to accelerate or postpone the scheduled date of payment payable to the Class C Certificateholder; or (c) to modify any of the
Basic Documents which would have the effect of any of the foregoing; or (d) to amend any part of Article II or Sections 4.4, 4.5, 4.6, 5.12 or 5.14 hereof, unless, with respect to this clause (d), the Class C Certificateholder has received an opinion of counsel that such amendment will not have a material adverse affect on the Class C Certificateholder.

     (c) The Trust Collateral Agent shall furnish prior notice of any such proposed amendment to each Rating Agency and promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish a copy of such amendment and/or consent, if applicable, to each Noteholder, each of the
Rating Agencies and the Lock-Box Processor.

     (d) Prior to the execution of any amendment to this Agreement, the Trust
Collateral Agent shall be entitled to receive and rely upon an Opinion of
Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 13.2(i)(1).
The Trust Collateral Agent may, but shall not be obligated to, enter into any such amendment which affects the Trust Collateral Agent's own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 13.2. Protection of Title.

     (a) Each of the Transferor, as to itself, and the Servicer, as to itself, shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Indenture Trustee on behalf of the Noteholders, the Class C Certificateholder, the Trust
Collateral Agent and the Note Insurer in its interest in the Receivables and the other Trust Assets and in the proceeds thereof. Each of the Transferor, as to itself, and the Servicer, as to itself, shall deliver (or cause to be delivered)
to the Trust Collateral Agent, the Owner Trustee and the Note Insurer
file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

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     (b) Neither the Transferor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of ss. 9-507(c) of the UCC, unless it shall have given the Trust Collateral Agent, the Owner Trustee, the
Note Insurer and the other party at least thirty days' prior written notice thereof, shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables and the other Trust
Assets, and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     (c) Each of the Transferor and the Servicer shall have an obligation to give the Trust Collateral Agent, the Owner Trustee, the Note Insurer and the
other party at least thirty days' prior written notice of any relocation of its principal executive office or change in its state of incorporation if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, shall promptly file any such amendment and shall deliver an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the
Receivables, and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such
Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the
Issuer, the Servicer's master computer records (including any back-up archives)
that refer to a Receivable shall indicate clearly the interest of Long Beach
Acceptance Auto Receivables Trust 2004-C in such Receivable and that such
Receivable is owned by the Issuer. Indication of the Issuer's ownership of a
Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

     (f) If at any time the Transferor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the
Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from

                                       73

back-up archives) that, if they shall refer in any manner whatsoever to any
Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer.

     (g) The Servicer shall, upon reasonable notice, permit the Transferor, the
Trust Collateral Agent, the Back-up Servicer, the Owner Trustee and the Note
Insurer and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Transferor, the Trust
Collateral Agent, the Back-up Servicer, the Owner Trustee or to the Note
Insurer, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the
Servicer's Certificates furnished before such request indicating removal of
Receivables from the Issuer.

     (i) The Servicer shall deliver to the Trust Collateral Agent, the Owner
Trustee and the Note Insurer:

                         (1) promptly after the execution and delivery of this
                  Agreement and of each amendment hereto and after the execution and delivery of each amendment to any financing statement, an
                  Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation
                  statements have been filed that are necessary fully to
                  preserve and protect the interest of the Trust Collateral
                  Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                         (2) within 90 days after the beginning of each calendar
                  year beginning with the first calendar year beginning more than three months after the Initial Cutoff Date, an Opinion of
                  Counsel, dated as of a date during such 90-day period either
                  (A) stating that, in the opinion of such counsel, all
                  financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent in the Receivables, and
                  reciting the details of such filings or referring to prior
                  Opinions of Counsel in which such details are given or (B)
                  stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (i) (1) or (i) (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

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                  SECTION 13.3. Limitation on Rights of Noteholders and the
Class C Certificateholder.

     (a) The death or incapacity of any Noteholder shall not operate to terminate this Agreement or the Issuer, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the
Issuer, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     (b) No Noteholder shall have any right to vote (except as specifically provided herein including in Section 13.1) or in any manner otherwise control the operation and management of the Issuer, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Notes be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder or any Class C Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

     (c) So long as no Note Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Note Insurer agrees to take such action or give such consent or approval.

     (d) If a Note Insurer Default shall have occurred and be continuing, no
Noteholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Trust Collateral Agent a written notice of default and of the continuance thereof, and unless also the Class A
Noteholders evidencing not less than 25% of the Class A Note Balance and the
Class C Certificateholder shall have made written request upon the Trust
Collateral Agent to institute such action, suit or proceeding in its own name as
Trustee under this Agreement and shall have offered to the Trust Collateral
Agent such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trust Collateral
Agent, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trust Collateral Agent pursuant to this Section or Section 8.4; no one or more Holders of Notes or any Class C
Certificateholder shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all
Noteholders. For the protection and enforcement of the provisions of this
Section 13.3, each Noteholder, Class C Certificateholder and the Trust
Collateral Agent shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the
Noteholders any direct right to make a claim on the Policy.

                                       75

                  SECTION 13.4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR
RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAWS OF THE
STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH
REGARD TO THE UCC).

                  SECTION 13.5. Notices.

     (a) All demands, notices, instructions, directions and communications upon or to the Issuer, the Transferor, the Servicer, the Trust Collateral Agent, the
Note Insurer, Standard & Poor's or Moody's under this Agreement shall be in writing, and delivered (i) personally, (ii) by certified mail, return receipt requested, (iii) by Federal Express or similar overnight courier service, (iv)
by telecopy (with telephone confirmation) or (v) with respect to Standard &
Poor's only, by electronic delivery, and shall be deemed to have been duly given upon receipt (a) in the case of the Issuer, in care of the Owner Trustee at the following address: Rodney Square North, 1100 North Market Street, Wilmington,
Delaware 19890-0001, Attention: Corporate Trust Administration (Telecopy: (302)
651-8882), (b) in the case of the Transferor, at the following address: One Mack
Centre Drive, Paramus, New Jersey 07652 (Telecopy: (201) 262-6868), Attention:
General Counsel, or at such other address as shall be designated by the
Transferor in a written notice to the Trust Collateral Agent, (c) in the case of the Servicer or the Custodian, at the following address: One Mack Centre Drive,
Paramus, New Jersey 07652 (Telecopy: (201) 262-6868), Attention: General
Counsel, (d) in the case of the Trust Collateral Agent, at the Corporate Trust
Office (Telecopy: (212) 623-5930), (e) in the case of Standard & Poor's, with respect to all information available in electronic format, via electronic delivery to Servicer_reports@sandp.com and, with respect to any information not available in electronic format, at the following address: 55 Water Street, 40th
Floor, New York, New York 10041, Attention: Asset Backed Surveillance
Department, (f) in the case of Moody's, at the following address: 99 Church
Street, New York, New York 10007, Attention: ABS Monitoring Department and (g)
in the case of the Note Insurer, at the following address: at 350 Park Avenue,
New York, New York 10022, Attention: Transaction Oversight, Re: Long Beach
Acceptance Auto Receivables Trust 2004-C. Any notice required or permitted to be mailed to a Noteholder or the Class C Certificateholder shall be given by
Federal Express or similar overnight courier service, postage prepaid, at the address of such Holder as shown in the Note Register or the Certificate
Register, as applicable. Any notice so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or the Class C Certificateholder shall receive such notice.

     (b) The Trust Collateral Agent shall give prompt written notice to each of the Transferor, the Rating Agencies and each Noteholder of (i) any amendments to the Insurance Agreement or the Policy (upon receipt of written notice of any such amendments from LBAC or the Servicer), (ii) any change in the identity of the Note Paying Agent and (iii) any failure to make payment under the Policy.

                  SECTION 13.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and

                                       76

shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the Class C Certificate or the rights of the
Holders thereof.

                  SECTION 13.7. Assignment to Indenture Trustee. The Transferor
hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the
Indenture for the benefit of the Noteholders and the Note Insurer of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the
Indenture Trustee.

                  SECTION 13.8. Limitation of Liability of Owner Trustee,
Back-up Servicer and Trust Collateral Agent.

     (a) Notwithstanding anything contained herein to the contrary, this
Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements of the Issuer delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this
Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner
Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this
Agreement has been executed and delivered by JPMorgan Chase, not in its individual capacity but solely as Back-up Servicer and Trust Collateral Agent and in no event shall JPMorgan Chase have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements of the Issuer delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  SECTION 13.9. Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent, the
Back-up Servicer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                  SECTION 13.10. No Joint Venture. Nothing contained in this
Agreement (i) shall constitute the Servicer and either of the Issuer or the
Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                                       77

                  SECTION 13.11. Nonpetition Covenant. None of the Transferor,
the Servicer, the Trust Collateral Agent, the Custodian, the Back-up Servicer or
LBAC shall, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Transferor, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the
Transferor under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the
Issuer or the Transferor.

                  SECTION 13.12. Third Party Beneficiaries. Except as otherwise specifically provided herein with respect to Noteholders and the
Certificateholders, the parties to this Agreement hereby manifest their intent that no third party other than the Note Insurer and the Owner Trustee with respect to the indemnification provisions set forth herein, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Note Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Note Insurer to direct, appoint, consent to, approve of or take any action under this Agreement, shall be a right exercised by the Note Insurer in its sole and absolute discretion. The Note
Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trust Collateral Agent.

                  SECTION 13.13. Consent to Jurisdiction.

     (a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO
HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT
COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW
YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM
ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN
CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION OR FOR
RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY
IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH
ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR
IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY
SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO
THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND
AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH
SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE
JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN
AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT,

                                       78

ACTION OR PROCEEDING IS IMPROPER OR THAT THE RELATED DOCUMENTS OR THE SUBJECT
MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

     (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

     (c) Each of LBAC and the Transferor hereby agree that until such time at the Notes and the Reimbursement Obligations have been paid in full and the
Policy has expired in accordance with its terms, each of LBAC and the Transferor shall have appointed, with prior written notice to the Note Insurer, an agent registered with the Secretary of State of the State of New York, with an office in the County of New York in the State of New York, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process
(which as of the date hereof is National Registered Agents, Inc., whose address is 105 Chambers Street, New York, New York 10007). Each of LBAC and the
Transferor agrees that service of such process upon such Person shall constitute personal service of such process upon it.

                  SECTION 13.14. Headings. The headings of articles and sections and the table of contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.

                  SECTION 13.15. Trial by Jury Waived. EACH PARTY HERETO HEREBY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN
RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN
CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION. EACH PARTY
HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY
HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT
OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT
HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY
BY, AMONG OTHER THINGS, THIS WAIVER.

                  SECTION 13.16. Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

                  SECTION 13.17. Effect of Policy Expiration Date.
Notwithstanding anything to the contrary set forth herein, all references to any right of the Note Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Agreement or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and (i) if such reference provides for another party or parties to take or omit to take any such action following a Note Insurer Default, such party or parties shall also be entitled to take or omit to take such

                                       79

action following the Policy Expiration Date and (ii) if such reference does not provide for another party or parties to take or omit to take any such action following a Note Insurer Default, then the Indenture Trustee acting at the written direction of the Majorityholders shall have the right to take or omit to take any such action following the Policy Expiration Date. In addition, any other provision of this Agreement or any other Basic Document which is operative based in whole or in part on whether a Note Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.

                                       80

                  IN WITNESS WHEREOF, the Issuer, the Transferor, the
Originator, the Servicer, the Trust Collateral Agent, the Back-up Servicer and
the Custodian have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                       LONG BEACH ACCEPTANCE
                       RECEIVABLES CORP., as Transferor

                       By: /s/ Mike Pankey
                           ----------------------------------------------------
                           Name: Mike Pankey
                           Title: Chief Financial Officer

                       LONG BEACH ACCEPTANCE CORP.,
                       as Originator, Servicer and Custodian

                       By: /s/ Mike Pankey
                           ----------------------------------------------------
                           Name: Mike Pankey
                           Title: Chief Financial Officer

                       JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                       as Back-up Servicer and Trust Collateral Agent

                       By: /s/ Cirino Emanuele
                           ----------------------------------------------------
                           Name: Cirino Emanuele
                           Title: Assistant Vice President

                       LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C, as
                       Issuer

                       By:  Wilmington Trust Company, not in its individual
                            capacity, but solely as Owner Trustee

                       By: /s/ Patricia A. Evans
                           ----------------------------------------------------
                           Name: Patricia A. Evans
                           Title: Assistant Vice President

                         [Sale and Servicing Agreement]

                                                                        ANNEX A

                                  DEFINED TERMS

                                    Annex A

                                                                    EXHIBIT A-1

                              Issuer's Certificate
                             pursuant to Section 3.4
                            of the Sale and Servicing
                                    Agreement

Reference is made to the Sale and Servicing Agreement (the "Agreement"), dated as of December 1, 2004, among Long Beach Acceptance Receivables Corp., Long
Beach Acceptance Corp., as originator, as servicer and as custodian, JPMorgan
Chase Bank, National Association, as trust collateral agent and back-up servicer and Long Beach Acceptance Auto Receivables Trust 2004-C, as issuer (the
"Issuer"). The Issuer does hereby sell, transfer, assign, and otherwise convey to LBAC, without recourse, representation, or warranty, all of the Issuer's right, title, and interest in and to all of the Receivables (as defined in the
Agreement) identified in the attached Servicer's Certificate as "Purchased
Receivables," which are to be repurchased by LBAC pursuant to Section 3.4 of the
Agreement, and all security and documents relating thereto.

IN WITNESS WHEREOF I have hereunto set my hand this __ day of ____________, ___.

                                           _____________________________________

                                     A-1-1

                                                                    EXHIBIT A-2

                              Issuer's Certificate
                             pursuant to Section 4.7
                            of the Sale and Servicing
                                    Agreement

Reference is made to the Sale and Servicing Agreement (the "Agreement"), dated as of December 1, 2004, among Long Beach Acceptance Receivables Corp., Long
Beach Acceptance Corp., as originator, as servicer and as custodian, JPMorgan
Chase Bank, National Association, as trust collateral agent and back-up servicer and Long Beach Acceptance Auto Receivables Trust 2004-C, as issuer (the
"Issuer"). The Issuer does hereby sell, transfer, assign, and otherwise convey to the Servicer, without recourse, representation, or warranty, all of the
Issuer's right, title, and interest in and to all of the Receivables (as defined in the Agreement) identified in the attached Servicer's Certificate as
"Purchased Receivables," which are to be purchased by the Servicer pursuant to
Section 4.7 of the Agreement, and all security and documents relating thereto.

IN WITNESS WHEREOF I have hereunto set my hand this __ day of ___________, ____.

                                           _____________________________________

                                     A-2-1

                                                                    EXHIBIT B-1

                             SERVICER'S CERTIFICATE
               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C
                      2.390% ASSET-BACKED NOTES, CLASS A-1
                      3.040% ASSET-BACKED NOTES, CLASS A-2
                      3.402% ASSET-BACKED NOTES, CLASS A-3
                      3.777% ASSET-BACKED NOTES, CLASS A-4

                                      B-1-1

                                                                    EXHIBIT B-2

                         Form of Loan Master File Layout

                                      B-2-1

                                                                      EXHIBIT C

                              Intentionally Omitted

                                       C-1

                                                                      EXHIBIT D

                            PAYMENT DEFERMENT POLICY

A.  LOSS MITIGATION PROGRAM

This program, which involves temporary payment modifications, is intended to assist Obligors who are experiencing temporary financial hardships that would otherwise lead to voluntary surrenders of their vehicles and resulting losses to
LBAC. In order to be eligible for this program, an Obligor must first have indicated an intent to surrender his or her vehicle. LBAC will determine individual Obligor eligibility for and the viability of this program as an effective loss mitigation option on a case-by-case basis. Any arrangement between an Obligor and LBAC for a temporary payment modification under this program must be approved by LBAC's President or an Executive Vice President.

o        LBAC may agree to a temporary payment modification, provided that the modified payment amount may not be less than 60% of the contractual payment amount. The contractual interest rate of the Receivable must remain unchanged.

o        The total number of payments modified may not exceed 9 over the entire term of the Receivable.

o        The terms of any payment modification must be set forth in a written modification agreement between the Obligor and LBAC, and the agreement must be included in the Legal File for the Receivable.

o        The modification agreement must specify that contractual arrearages resulting from the payment modification will be satisfied by the
         Obligor either by making a balloon payment due on the maturity date of the Receivable or by making additional payments following the maturity date, resulting in a term extension, provided that any term extension may not exceed 6 months beyond the current maturity date of the
         Receivable.

o        Prior to allowing any payment modification under this program, LBAC must conduct a financial analysis of each candidate to determine whether there is a reasonable probability that the Obligor will satisfy the terms and conditions of the arrangement and that the Receivable will be viable at the expiration of the payment modification period.

o        No deferments or due date adjustments may be granted during the modification period.

o        Payment modification arrangements which do not meet the above criteria may be agreed to on an exception basis by LBAC's President or an
         Executive Vice President.

o        As of December 1, 2004, and the first day of each calendar month thereafter, the aggregate number of Receivables the terms of which are currently modified under this

                                      D-1

         program may not exceed one - half of one percent (0.5%) of the number of Receivables transferred as of the Closing Date.

B.  GENERAL PAYMENT DEFERMENT POLICY

In addition to its Loss Mitigation Program, LBAC may defer certain payments under the following conditions and circumstances.

o        LBAC may grant a payment deferment provided that the deferment period does not exceed 1 month (2 months if 12 or more payments have been made and if the deferment is granted in writing by the President, or an
         Executive Vice President, or the National Collections Manager, or a
         Regional Manager).

o        Not more than 1 deferment event (which may consist of a 2 month deferment according to the exceptions included in the policy) may be granted during any 12-month period.

o        The aggregate of all deferment periods during the term of a Receivable may not exceed the lesser of 8 months or 50% of the weighted average life of the original term of the Receivable (including deferments granted both before and after the related Cutoff Date).

o        At least 6 payments must be made before a deferment may be granted.

o        A request for a deferment must be made in writing.

o        The deferment must bring the account current, so that after the deferment is processed no payment is then due.

o        Except as otherwise set forth in this policy, deferments must be granted in writing by the Collection Manager or someone of equal or higher rank.

o        A deferment fee will be collected for each deferment if allowed by applicable law and may be waived or deferred only by the President, or an Executive Vice President, or the National Collections Manager, or a
         Regional Manager; provided, however, that no deferment will be granted unless LBAC believes in good faith that the account probably would default in the reasonably foreseeable future if a deferment is not approved.

o        Deferments which do not meet the above criteria may be granted in writing on an exception basis (e.g., when required by law) by the
         President, or an Executive Vice President, or the National Collections
         Manager, or a Regional Manager.

o        As of April 1, 2005, and the first day of each calendar quarter thereafter, the aggregate number of Receivables the terms of which have been extended during the preceding calendar quarter shall not exceed 4%
         of the number of Receivables at the beginning of the preceding calendar quarter.

o        No deferment may extend the date for final payment of a Receivable beyond the last day of the record Collection Period preceding the Class
         A-4 Final Scheduled Payment Date.

                                      D-2

                             DUE DATE CHANGE POLICY

In addition to its Payment Deferment Policy, LBAC may grant due date changes under the following conditions and circumstances.

o        LBAC may grant a due date change, provided that the new due date is within 20 days of the current due date.

o        Not more than 2 due date changes may be granted over the term of a
         Receivable.

o        If 2 due date changes are granted, the total number of days by which the maturity date is extended may not exceed 20.

o        A request for a due date change must be made in writing.

o        The account must be current at the time the request is received.

o        Due date changes must be granted in writing by the Collection Manager or someone of equal or higher rank.

o        No due date change may be granted if the aggregate of all deferment periods and the requested due date change would exceed the lesser of 8 months or 50% of the original term of the Receivable.

                                      D-3

                                                                      EXHIBIT E

                             Documentation Checklist

CUSTOMER:
         ----------------------------------------------------------------------

ACCOUNT NUMBER:
               ----------------------------------------------------------------

This funding package contains the following initialed items:

        1. Installment contract with proper signatures and Dealer endorsements
        1.__________________

        2. Copy of signed credit application
        2.__________________

        3. References as described in the Program Guidelines
        3.__________________

        4. Proof of income as described in the Program Guidelines
        4.__________________

        5. Copy of driver's license for all licensed signors
        5.__________________

        6. Title information (application and copy of existing title, receipt of  registration, or title copy already received) with lien notation thereon, or Dealer Title Guaranty
        6.__________________

        7. Invoice or copy of computer  screen  printout  showing  NADA value,
           NADA book page, Kelley printout or Kelley Blue Book page
        7.__________________

        8. In the case of a used Financed Vehicle, odometer statement (if not on title info)
        8.__________________

        9. Signed  agreement to provide  insurance and  verification  paper or other evidence of verification of insurance coverage
        9.__________________

        10. Notice to cosignor, if required
        10._________________

        11. Service contract or warranty papers
        11._________________

        12. Life, accident, health and GAP insurance policy copies, as applicable
        12._________________

        13. Signed purchase order from dealer to customer
        13._________________

                                      E-1

                                                                       EXHIBIT F
                           FORM OF TRANSFER AGREEMENT

                  TRANSFER NO. __________ OF SUBSEQUENT RECEIVABLES, dated as of
___________, 200_, among LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B, a
Delaware statutory trust (the "Issuer"), LONG BEACH ACCEPTANCE RECEIVABLES
CORP., a Delaware corporation (the "Transferor"), LONG BEACH ACCEPTANCE CORP., a
Delaware corporation ("LBAC" or the "Originator"), LONG BEACH ACCEPTANCE
RECEIVABLES CORP. WAREHOUSE I ("LBARC-WI") and JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a banking association organized under the laws of the United States
(the "Trust Collateral Agent), as back-up servicer and trust collateral agent pursuant to the Sale and Servicing Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, LBAC, the Transferor, the Issuer and the Trust
Collateral Agent are parties to the Sale and Servicing Agreement, dated as of
December 1, 2004 (the "Sale and Servicing Agreement");

                  WHEREAS, LBAC, LBARC-WI and the Transferor are parties to the
Purchase Agreement, dated as of December 1, 2004 (the "Purchase Agreement");

                  WHEREAS, pursuant to the Purchase Agreement and the Subsequent
Assignment, LBAC and LBARC-WI desire to convey certain Subsequent Receivables to the Transferor and pursuant to the Sale and Servicing Agreement and this
Agreement the Transferor desires to convey such Subsequent Receivables to the
Issuer; and

                  WHEREAS, the Issuer is willing to accept such conveyance
subject to the terms and  conditions hereof.

                  NOW, THEREFORE, the Issuer, the Transferor, the Trust
Collateral Agent, LBARC-WI and LBAC hereby agree as follows:

SECTION 1. DEFINED TERMS. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing
Agreement.

                  "Agreement" means this Transfer Agreement and all amendments hereof and supplements hereto.

                  "Subsequent Cutoff Date" means, with respect to the Subsequent
Receivables conveyed hereby, the close of business of the last day of the calendar month immediately preceding the Subsequent Transfer Date, which date is
_______________.

                  "Subsequent Receivables" means the Receivables identified on the supplement to the Schedule of Receivables attached as Schedule A hereto.

                  "Subsequent Receivables Purchase Price" means $__________.

                                      F-1

                  "Subsequent Spread Account Deposit" means $__________.

                  "Subsequent  Transfer Date" means, with respect to the
Subsequent Receivables conveyed hereby, -----------------.

                  "Subsequent Transferred Property" shall have the meaning
specified in Section 2.3(a) of the Purchase Agreement.

SECTION 2. SCHEDULE OF SUBSEQUENT RECEIVABLES. Annexed hereto as Schedule A is a supplement to the Schedule of Receivables listing the Subsequent Receivables to be conveyed by the Transferor to the Issuer pursuant to this Agreement and the
Sale and Servicing Agreement on the Subsequent Transfer Date.

SECTION 3. CONVEYANCE OF SUBSEQUENT RECEIVABLES. Subject to the conditions set forth in Section 5 hereof, in consideration of the payment of the Subsequent
Receivables Purchase Price to or upon the written order of the Transferor, the
Transferor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, in trust for the benefit of the Noteholders and the Note Insurer, without recourse, all right, title and interest of the Transferor in and to:

                  (1) the Subsequent Receivables listed in Schedule A hereto, all monies received on such Subsequent Receivables after the Subsequent Cutoff
Date and, with respect to any Subsequent Receivables which are Precomputed
Receivables, the related Payahead Amount, and all Liquidation Proceeds and
Recoveries received with respect to such Subsequent Receivables;

                  (2) the security interests in the Financed Vehicles granted by the related Obligors pursuant to the Subsequent Receivables and any other interest of the Transferor in such Financed Vehicles, including the certificates of title and any other evidence of ownership with respect to such Financed
Vehicles;

                  (3) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the
VSI Policy, if any, relating to the related Financed Vehicles or the related
Obligors, including any rebates and premiums;

                  (4) property (including the right to receive future
Liquidation Proceeds) that secures a Subsequent Receivable and that has been acquired by or on behalf of the Trust pursuant to the liquidation of such
Subsequent Receivable;

                  (5) this Agreement and the Purchase Agreement, including a direct right to cause LBAC to purchase Subsequent Receivables from the Trust upon the occurrence of a breach of any of the representations and warranties contained in Section 4 of this Agreement or the failure of LBAC to timely comply with its obligations pursuant to Section 5.5 of the Purchase Agreement;

                  (6) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or a related

                                       F-2

Financed Vehicle or his or her obligations with respect to a related Financed
Vehicle and any recourse to Dealers for any of the foregoing;

                  (7) the Legal Files and the Receivable Files related to each
Subsequent Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to the Subsequent Receivables, the related Obligors or the related Financed Vehicles;

                  (8) all amounts and property from time to time held in or
credited to the Lock-Box Account, to the extent such amounts and property relate to the Subsequent Receivables;

                  (9) any proceeds from recourse against the Dealers (other than any Chargeback Obligations), including, without limitation, any Dealer Title
Guaranties with respect to the Subsequent Receivables, with respect to the sale of the Subsequent Receivables; and

                  (10) the proceeds of any and all of the foregoing.

                  The Transferor represents and warrants that the Subsequent
Receivables and other Transferred Property are being transferred with the intention of removing them from the Transferor's estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. The Originator
makes the following representations and warranties as to the Subsequent
Receivables and the other Transferred Property relating thereto on which the
Transferor relies in accepting the Subsequent Receivables and the other
Transferred Property relating thereto and on which the Note Insurer will rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer, and assignment of the Subsequent Receivables and the other Transferred Property relating thereto to the Transferor and the subsequent assignment and transfer pursuant to the Sale and Servicing Agreement:

                  (1) Origination Date. Each Subsequent Receivable has an
Origination Date on or after ______________________.

                  (2) Principal Balance/Number of Contracts. As of the
Subsequent Cutoff Date, the total aggregate Principal Balance of the Subsequent
Receivables was $_______________. The Subsequent Receivables are evidenced by
_______ retail installment sale contracts.

                  (3) Maturity of Subsequent Receivables. Each Subsequent
Receivable has an original term to maturity of not less than [__] months and not more than [__] months; the weighted average original term to maturity of the
Subsequent Receivables is [___] months as of the Subsequent Cutoff Date; the remaining term to maturity of each Subsequent Receivable was __ months or less as of the Subsequent Cutoff Date; the weighted average remaining term to maturity of the Subsequent Receivables was [___] months as of the Subsequent
Cutoff Date.

                  (4) Characteristics of Subsequent Receivables. (A) Each
Subsequent Receivable (1) has been originated in the United States of America by a Dealer for the retail sale

                                       F-3

of a Financed Vehicle in the ordinary course of such Dealer's business, such
Dealer had all necessary licenses and permits to originate such Subsequent
Receivables in the State where such Dealer was located, has been fully and properly executed by the parties thereto and has been purchased by LBAC from such Dealer under an existing Dealer Agreement with LBAC, in connection with the sale of Financed Vehicles by the Dealers, and was validly assigned by such
Dealer to LBAC in accordance with its terms, (2) has created a valid, subsisting and enforceable first priority security interest in favor of LBAC in the
Financed Vehicle, which security interest is assignable and has been validly assigned by LBAC to the Transferor (or, in the case of the LBARC-WI Receivables, by LBAC to LBARC-WI and subsequently by LBARC-WI to the Transferor), which in turn has been validly pledged by the Transferor to the Trust pursuant to the
Sale and Servicing Agreement, which in turn has been validly assigned by the
Issuer to the Indenture Trustee pursuant to the Indenture, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the first or last payment, which may be minimally different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual
Percentage Rate of not less than ____%, (6) in the case of a Subsequent
Receivable that is a Precomputed Receivable, in the event that such Subsequent
Receivable is prepaid, provides for a prepayment that fully pays the Principal
Balance and includes, unless prohibited by applicable law, a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a
Precomputed Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer to an Obligor and was sold by the Dealer to LBAC without any fraud or misrepresentation on the part of such Dealer or on the part of the Obligor;
and (B) approximately [ ]% of the aggregate Principal Balance of the Subsequent
Receivables, constituting [ ]% of the number of contracts, as of the Subsequent
Cutoff Date, represents financing of used automobiles, vans, sport utility vehicles or light duty trucks; the remainder of the Subsequent Receivables represent financing of new automobiles, vans, sport utility vehicles or light duty trucks; approximately [ ]% of the aggregate Principal Balance of the
Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Premium program; approximately []% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Elite program; approximately [ ]% of the aggregate Principal
Balance of the Subsequent Receivables as of the Subsequent Cutoff Date were originated under the LBAC Superior program; approximately [ ]% of the aggregate
Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date
were originated under the LBAC Preferred program; approximately [ ]% of the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent
Cutoff Date were originated under the LBAC Classic program; no Subsequent
Receivable shall have a payment that is more than 29 days overdue (calculated on the basis of a 360-day year of twelve 30-day months) as of the Subsequent Cutoff
Date; [ ]% of the Subsequent Receivables are Precomputed Receivables and [ ]% of
the Subsequent Receivables are Simple Interest Receivables; each Subsequent
Receivable shall have a final scheduled payment due no later than _____________,
200__; and each Subsequent Receivable was originated on or before the Subsequent
Cutoff Date.

                  (5) Scheduled Payments. Each Subsequent Receivable had an
original Principal Balance of not less than $______ nor more than $__________, has an outstanding Principal Balance as of the Subsequent Cutoff Date of not
less than $_______ and not more than

                                       F-4

$__________ and has a first Scheduled Payment due, in the case of Precomputed
Receivables, or a scheduled due date, in the case of Simple Interest
Receivables, on or prior to ____________, _____.

                  (6) No Bankruptcies. No Obligor was bankrupt at the time of origination of the related Subsequent Receivable and no Obligor on any
Subsequent Receivable as of the Subsequent Cutoff Date was noted in the related
Receivable File as having filed for bankruptcy since origination of the
Subsequent Receivable and neither discharged, dismissed nor reaffirmed.

                  (7) Origination of Subsequent Receivables. Based on the
location of the Dealers and the Principal Balances as of the Subsequent Cutoff
Date, approximately [ ]% of the Subsequent Receivables were originated in
California and the remaining [ ]% of the Subsequent Receivables were originated in other States.

                  (8) Lockbox. Prior to the Subsequent Transfer Date, the
Transferor will notify each Obligor to make payments with respect to its respective Subsequent Receivable after the Subsequent Cutoff Date directly to the Lockbox, and will provide each Obligor with a monthly statement in order to enable such Obligor to make payments directly to the Lockbox.

                  (9) Location of Legal Files; One Original. A complete Legal
File with respect to each Subsequent Receivable is in the possession of the
Custodian at the location listed in the Custodial Agreement. There is only one original executed copy of each Subsequent Receivable. The Custodian has stamped each Subsequent Receivable to state that "This contract has been sold or pledged to "Secured Party" identified on the attached allonge (deemed a part hereof). Do not accept delivery of this contract in violation of the rights of the "Secured
Party. " The Custodian has attached an allonge to each Subsequent Receivable specifying the contract to which it relates by date, name of seller and name of customer and indicating that such contract is subject to a security interest in favor of the Indenture Trustee. The foregoing stamp, together with the allonge, is effective under the provisions of the UCC to give notice to third party purchasers, including "bona fide purchasers for value" that the Indenture
Trustee has a security interest in such Subsequent Receivable and such third party's attempt to claim an interest in such Subsequent Receivable would violate the Indenture Trustee's rights therein.

                  (10) Schedule of Subsequent Receivables; Selection Procedures.
The information with respect to the Subsequent Receivables set forth in the
Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Subsequent Cutoff Date and the Subsequent Transfer
Date, and no selection procedures adverse to the Trust, the Noteholders or to the Note Insurer have been utilized in selecting the Subsequent Receivables. The computer tape or other listing regarding the Subsequent Receivables made available to the Transferor and its assigns is true and correct as of the
Subsequent Cutoff Date and the Subsequent Transfer Date in all respects. By the
Subsequent Transfer Date, LBAC will have caused the portions of LBAC's servicing records relating to the Subsequent Receivables to be clearly and unambiguously marked to show that the Subsequent Receivables constitute part of the Trust
Assets and are owned by the Trust in accordance with the terms of the Sale and
Servicing Agreement.

                                       F-5

                  (11) Compliance with Law. Each Subsequent Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Subsequent Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal
Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit
Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade
Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's
Regulations B and Z (including amendments to the Federal Reserve's Official
Staff Commentary to Regulation Z effective October 1, 1998 concerning negative equity loans), the Servicemembers Civil Relief Act, the California Automobile
Sales Finance Act, and state adaptations of the National Consumer Act and of the
Uniform Consumer Credit Code, and all other applicable consumer credit laws and equal credit opportunity and disclosure laws.

                  (12) Binding Obligation. Each Subsequent Receivable represents the genuine, legal, valid and binding payment obligation in writing of the
Obligor, enforceable by the holder thereof in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and all parties to each Subsequent Receivable had full legal capacity to execute and deliver such
Subsequent Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (13) No Government, Corporate or Fleet Obligor. None of the
Subsequent Receivables is due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State. All of the Subsequent Receivables are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer Financed Vehicles and (b) the related
Subsequent Receivable or Subsequent Receivables have the benefit of the personal guaranty of a natural person or persons. No Subsequent Receivable has been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five
Financed Vehicles).

                  (14) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Subsequent Receivable shall be secured by a validly perfected first priority security interest in the
Financed Vehicle in favor of LBAC as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting such Financed Vehicle arising subsequent to the Subsequent Transfer Date), and either (i) all necessary and appropriate actions have been taken that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of LBAC as secured party, and the Lien Certificate for each Financed
Vehicle shows, or if a new or replacement Lien Certificate is being applied for such new or replacement Lien Certificate will be received within 150 days of the
Subsequent Transfer Date and will show LBAC named as the original secured party under any such Subsequent Receivable and the holder of a first priority security interest in such Financed Vehicle, or (ii) a Dealer Title Guaranty has been obtained with respect to such Financed Vehicle. With respect to each Subsequent
Receivable for which the Lien Certificate has not yet been submitted to, or returned from, the Registrar of Titles, LBAC has received either (i) written evidence from the related Dealer that

                                       F-6

such Lien Certificate showing LBAC as the first lienholder has been applied for or (ii) a Dealer Title Guaranty with respect to such Financed Vehicle.
Immediately after the sale, transfer and assignment thereof to the Trust, each
Subsequent Receivable will be secured by an enforceable first priority security interest in the Financed Vehicle in favor of the Trust as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created
(except, as to priority, for the lien of the Indenture and for any lien for taxes, labor or materials affecting such Financed Vehicle arising subsequent to the Subsequent Transfer Date).

                  (15) Subsequent Receivables in Force. No Subsequent Receivable
has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Subsequent Receivable in whole or in part. No provisions of any Subsequent Receivable have been waived, altered, amended or modified in any respect since its origination, except by instruments or documents identified in the related Legal File on the Subsequent Transfer
Date.

                  (16) No Waiver. No provision of a Subsequent Receivable has been waived.

                  (17) No Amendments. No Subsequent Receivable has been amended except to the extent reflected in the related Legal File on the Subsequent
Transfer Date.

                  (18) Monthly Dealer Participation Fee Receivables. [None of
the Subsequent Receivables are of Monthly Dealer Participation Fee Receivables].

                  (19) No Defenses. As of the Subsequent Transfer Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Subsequent Receivable. The operation of the terms of any Subsequent Receivable or the exercise of any right thereunder will not render such Subsequent Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim or defense.

                  (20) No Liens. As of the Subsequent Transfer Date, there are no liens or claims existing or which have been filed for work, labor, storage, materials or taxes relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Subsequent Receivable.

                  (21) No Default; Repossession. Except for payment
delinquencies continuing for a period of not more than twenty-nine days
(calculated on the basis of a 360-day year of twelve 30-day months), as of the
Subsequent Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Subsequent Receivable has occurred and not been cured; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Subsequent Receivable has arisen; and LBAC shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Subsequent Cutoff Date.

                  (22) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Subsequent Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by

                                       F-7

comprehensive and collision coverage which is in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the principal amount due from the Obligor under the related Subsequent Receivable and names LBAC and its successors and assigns as loss payee and each Subsequent Receivable requires the
Obligor to obtain and maintain such insurance naming LBAC and its successors and assigns as an additional insured, (B) each Subsequent Receivable that finances the cost of premiums for credit life and credit accident or health insurance is covered by an insurance policy and certificate of insurance naming LBAC as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Subsequent Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the
Subsequent Receivable is covered by an extended service contract.

                  (23) Title. It is the intention of each Seller that the
transfer and assignment of the Subsequent Receivables contemplated in the
Purchase Agreement constitute a sale of the Subsequent Receivables from such
Seller to the Transferor and that the beneficial interest in and title to such
Subsequent Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against LBAC or LBARC-WI, as applicable, under any bankruptcy law. No Subsequent Receivable has been sold, transferred, assigned, or pledged by LBAC or LBARC-WI, as applicable, to any Person other than the Transferor or by the Transferor to any Person other than the Trust except with respect to any such pledge that has been released on or prior to the
Subsequent Transfer Date. Immediately prior to the transfer and assignment of the Subsequent Receivables contemplated in the Purchase Agreement, LBAC or
LBARC-WI, as applicable, had good and marketable title to each Subsequent
Receivable, and was the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Transferor shall have good and marketable title to each such Subsequent Receivable, and will be the sole owner thereof, free and clear of all Liens, encumbrances, security interests, and rights of others other than the Lien of the Indenture, and each such transfer has been perfected under the
UCC. Immediately prior to the transfer and assignment by the Transferor to the
Trust contemplated by this Agreement and the Sale and Servicing Agreement, the
Transferor shall have good and marketable title to each Subsequent Receivable, and shall be the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others other than the Lien of the Indenture and, immediately upon the transfer thereof pursuant to this
Agreement and the Sale and Servicing Agreement, the Trust shall have good and marketable title to each such Subsequent Receivable, and will be the sole owner thereof, free and clear of all Liens, encumbrances, security interests and rights of others other than the Lien of the Indenture, and each such transfer has been perfected under the UCC. Immediately prior to the pledge by the Issuer to the Indenture Trustee contemplated by the Indenture, the Issuer shall have good and marketable title to each Subsequent Receivable, and shall be the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and such pledge has been perfected under the
UCC. Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of any Subsequent Receivable. None of the
Transferor, LBAC or LBARC-WI has taken any action to convey any right to any
Person that would result in such Person having a right to payments received under any insurance policies related to the Subsequent Receivables or the
Financed Vehicles or the related Dealer Agreements or to payments due under such
Subsequent Receivables.

                                       F-8

                  (24) Lawful Assignment. No Subsequent Receivable has been
originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Subsequent Receivable under the Purchase
Agreement, this Agreement or the other Basic Documents shall be unlawful, void, voidable or shall render such Receivable unenforceable in any respect or subject to rescission. Neither Seller has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Subsequent Receivables.

                  (25) All Filings Made. All filings (including, without
limitation, UCC filings) necessary in any jurisdiction to give the Indenture
Trustee a first priority perfected ownership interest in the Subsequent
Receivables and the proceeds thereof and the other Transferred Property (other than the Financed Vehicles) have been made.

                  (26) Chattel Paper. Each Subsequent Receivable (A) constitutes
"tangible chattel paper" under the UCC and (B) shall be maintained in its original "tangible" form, unless the Note Insurer has consented in writing to such chattel paper being maintained in another form or medium.

                  (27) Valid and Binding Obligation of Obligor. Each Subsequent
Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (28) Tax Liens. As of the Subsequent Transfer Date, there is no lien or claims existing or which have been filed against the related Financed
Vehicle for delinquent taxes.

                  (29) Title Documents. (A) If a Subsequent Receivable was
originated in a State in which notation of security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document for such Subsequent Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle, the title document will be received within 150 days following the Subsequent Transfer Date and will show, LBAC named as the secured party under the related Subsequent Receivable as the holder of a first priority security interest in such Financed Vehicle and (B) if the Subsequent Receivable was originated in a State in which the filing of a financing statement under the
UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show LBAC or LBARC-WI, as applicable, named as the secured party under the related Subsequent Receivable, and in either case, the Trust has the same rights as such secured party has or would have (if such secured party were still the owner of the Subsequent Receivable)
against all parties claiming an interest in such Financed Vehicle. With respect to each Subsequent Receivable for which the relevant Dealer is temporarily unable to furnish either an original Lien Certificate or satisfactory evidence that the appropriate lien has been recorded on the related certificate of title or documentation has been submitted to the appropriate state motor vehicle authority to record such lien on such certificate of title, LBAC has received the related Dealer Title Guaranty.

                                       F-9

                  (30) Casualty. As of the Subsequent Cutoff Date, no Financed
Vehicle related to a Subsequent Receivable has suffered a Casualty.

                  (31) Obligation to Dealers or Others. The Transferor and its
assignees will assume no obligation to Dealers or other originators or holders of the Subsequent Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Subsequent Receivables.

                  (32) Full Amount Financed Advanced. The full Amount Financed of each Subsequent Receivable has been advanced to or on behalf of each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to the Subsequent Receivable does not have any option under the
Subsequent Receivable to borrow from any person additional funds secured by the
Financed Vehicle.

                  (33) No Impairment. Neither of the Sellers nor the Transferor
has done anything to convey any right to any Person that would result in such
Person having a right to payments due under the Subsequent Receivables or otherwise to impair the rights of the Trust, the Noteholders, the
Certificateholder or the Note Insurer in any Subsequent Receivable or the
proceeds thereof.

                  (34) Subsequent Receivables Not Assumable. No Subsequent
Receivable is assumable by another Person in a manner which would release the
Obligor thereof from such Obligor's obligations to the Transferor, LBAC or
LBARC-WI with respect to such Subsequent Receivable.

                  (35) Servicing. The servicing of each Subsequent Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in the Sale and Servicing Agreement; other than
LBAC and any Back-up Servicer arrangement that has been entered into, no other person has the right to service any Subsequent Receivable.

                  (36) Illinois Subsequent Receivables. (a) Neither Seller owns a substantial interest in the business of a Dealer within the meaning of
Illinois Sales Finance Agency Act Rules and Regulations, Section 160.230(l) and
(b) with respect to each Subsequent Receivable originated in the State of
Illinois, (i) the printed or typed portion of the related Form of Subsequent
Receivable complies with the requirements of 815 ILCS 375/3(b) and (ii) Neither
Seller has, and for so long as such Subsequent Receivable is outstanding shall, place or cause to be placed on the related Financed Vehicle any collateral protection insurance in violation of 815 ILCS 180/10.

                  (37) California Subsequent Receivables. Each Subsequent
Receivable originated in the State of California has been, and at all times during the term of the Sale and Servicing Agreement will be, serviced by the
Servicer in compliance with Cal. Civil Code ss. 2981, et seq.

                  (38) No Negative Amortization. The Payment Deferment and Due
Date Change Policies, as set forth on Exhibit D to the Sale and Servicing
Agreement, will not result in

                                       F-10

the negative amortization of any Subsequent Receivables modified in accordance with such Payment Deferment and Due Date Change Policies.

SECTION 5. CONDITIONS PRECEDENT. The obligation of the Trust to acquire the
Subsequent Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

                  (a) Representations and Warranties. (i) Each of the
         representations and warranties made by LBAC in Section 3.2 of the
         Purchase Agreement and Section 4 of this Agreement and (ii) each of the representations and warranties made by the Transferor in Section 3.1 of the Sale and Servicing Agreement and Section 3.1 of the Purchase
         Agreement, shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

                  (b) Sale and Servicing Agreement Conditions. Each of the
         conditions set forth in Section 2.2(b) to the Sale and Servicing
         Agreement shall have been satisfied.

                  (c) Purchase Agreement Conditions. LBAC shall have complied with the requirements of Section 4.1 of the Purchase Agreement and shall have delivered all documents required to be delivered pursuant to
         Section 5.5 of the Purchase Agreement.

                  (d) Security Interest Perfection. In connection with the
         conveyance contemplated by this Agreement, the Transferor agrees to record and file, at its own expense, a financing statement with respect to the Subsequent Receivables now existing and hereafter created for the sale of chattel paper (as defined in the UCC as in effect in the
         State of New Jersey) meeting the requirements of applicable state law in such manner as is sufficient to perfect the sale and assignment of such Subsequent Receivables to the Trust, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filing with the file stamped copy of each such filing to be provided to the Trust Collateral Agent in due course), as soon as is practicable after the Transferor's receipt thereof.

                  In connection with such conveyance, the Transferor further agrees, at its own expense, on or prior to the Subsequent Transfer Date
         (i) to annotate and indicate in its computer files that the Subsequent
         Receivables have been transferred to the Trust pursuant to the Sale and
         Servicing Agreement and this Agreement and (ii) to deliver to the Trust
         Collateral Agent a computer file printed or microfiche list containing a true and complete list of all such Subsequent Receivables, identified by account number and by the Principal Balance of each Subsequent
         Receivable as of the Subsequent Cutoff Date.

                  (e) Additional Information. The Transferor shall have
         delivered or caused to be delivered to the Trust Collateral Agent on behalf of the Noteholders and the Note Insurer such information as was reasonably requested by the Trust on behalf of the Noteholders or the
         Note Insurer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and Section 7.1 of

                                       F-11

         the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section.

                  (f) Deposits to Accounts. On or prior to the Subsequent
         Transfer Date, the Transferor shall deposit or cause to be deposited:

                           (1) the Subsequent Spread Account Deposit into the
                  Spread Account; and

                           (2) $__________, which represents all monies received
                  pursuant to clause (1) of Section 3 hereof (other than
                  Liquidation Proceeds and Recoveries), into the Collection
                  Account.

SECTION 6. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the
Sale and Servicing Agreement is in all respects ratified and confirmed and the
Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

SECTION 7. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein with respect to Noteholders, the parties to this Agreement hereby manifest their intent that no third party other than the Note Insurer shall be deemed a third party beneficiary of this Agreement, and specifically that the
Obligors are not third party beneficiaries of this Agreement. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce the provisions of this Agreement so long as no Note Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Note Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Note Insurer in its sole and absolute discretion.
The Note Insurer may disclaim any of its rights and powers under this Agreement
(but not its duties and obligations under the Policy) upon delivery of a written notice to the Trust Collateral Agent.

SECTION 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF
THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE
UCC).

SECTION 9. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, LBAC, LBARC-WI, the
Transferor and the Trust Collateral Agent with the prior written consent of the
Note Insurer.

                                      F-12

                  IN WITNESS WHEREOF, the Issuer, LBAC, LBARC-WI, the Transferor
and the Trust Collateral Agent have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                       LONG BEACH ACCEPTANCE AUTO RECEIVABLES
                          TRUST 2004-B, as Issuer

                           By:  Wilmington Trust Company, not in its individual
                           capacity, but solely as Owner Trustee
                       By:
                           ----------------------------------------------------
                           Name:
                           Title:

                       LONG BEACH ACCEPTANCE CORP.
                       By:
                           ----------------------------------------------------
                           Name:
                           Title:

                       LONG BEACH ACCEPTANCE
                       RECEIVABLES CORP. WAREHOUSE I
                       By:
                            ----------------------------------------------------
                           Name:
                           Title:

                       LONG BEACH ACCEPTANCE
                       RECEIVABLES CORP.
                       By:
                           ----------------------------------------------------
                           Name:
                           Title:

                       JPMORGAN CHASE BANK, NATIONAL
                           ASSOCIATION, not in its
                           individual capacity but solely
                           as Trust Collateral Agent.
                       By:
                           ----------------------------------------------------
                           Name:
                           Title:

                                      F-13

                                                                      SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                                  Schedule A-1

                                                                      SCHEDULE B

Location of Receivable Files

One Mack Centre Drive
Paramus, New Jersey 07652

Location of Legal Files

One Mack Centre Drive
Paramus, New Jersey 07652

                                  Schedule B-1

                                                                      SCHEDULE C

                              Delivery Requirements

The Trust Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any shall, except for clearing corporation securities, be delivered directly to the Trust Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trust Collateral Agent in a manner that complies with this
Agreement and the requirements of the definition of Eligible Investments.

                                  Schedule C-1